SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Seligman Asset Allocation Series, Inc.

Seligman Capital Fund, Inc.

Seligman Cash Management Fund, Inc.

Seligman Common Stock Fund, Inc.

Seligman Communications and Information Fund, Inc.

Seligman Core Fixed Income Fund, Inc.

Seligman Frontier Fund, Inc.

Seligman Global Fund Series, Inc.

Seligman Growth Fund, Inc.

Seligman High Income Fund Series

Seligman Income and Growth Fund, Inc.

Seligman LaSalle Real Estate Fund Series, Inc.

Seligman Municipal Fund Series, Inc.

Seligman Municipal Series Trust

Seligman New Jersey Municipal Fund, Inc.

Seligman Pennsylvania Municipal Fund Series

Seligman Portfolios, Inc.

Seligman TargetHorizon ETF Portfolios, Inc.

Seligman Value Fund Series, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Seligman Group of Funds

100 Park Avenue, New York, New York 10017

New York City Telephone (212) 850-1864

Toll-Free Telephone (800) 221-2450

Notice of Special Meetings of Stockholders

to be held on November 3, 2008

August [•], 2008

Dear Stockholder:

The stockholders of J. & W. Seligman & Co. Incorporated (“Seligman”), the manager of each of the funds in the Seligman Group of Funds (each, a “Fund” and, together, the “Funds”), have agreed to sell their outstanding stock to RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise Financial, Inc (the “Transaction”). The Transaction will cause the current management agreements between Seligman and the Funds in the Seligman Group of Funds to terminate. Certain Funds also have a subadvisory agreement and a delegation agreement, which will also terminate upon the completion of the Transaction. In order to provide the Funds with continuity of management services after completion of the Transaction, a special meeting (for each Fund, the “Meeting”) of stockholders of your Seligman Fund will be held at [•], on November 3, 2008, at [•], local time, for the following purposes:

	Proposal	Affected Fund(s)

1.	To consider and vote upon the proposed Investment Management Services Agreement for each Fund with RiverSource;	All Funds

2(a).	To consider and vote upon the proposed Subadvisory Agreement between Wellington Management Company, LLP (“Wellington”) and RiverSource;	Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman International Growth Fund, and Seligman International Growth Portfolio

2(b).	To consider and vote upon the proposed Subadvisory Agreement between LaSalle Investment Management (Securities), L.P. (“LaSalle U.S.”) and RiverSource;	Seligman LaSalle Global Real Estate Fund and Seligman LaSalle Monthly Dividend Real Estate Fund

	Proposal	Affected Fund(s)
3.	To consider and vote upon the proposed Delegation Agreement between LaSalle U.S. and LaSalle Investment Management Securities B.V. (“LaSalle B.V.”);	Seligman LaSalle Global Real Estate Fund

4.	To elect new trustees or directors to the Board of each Fund to hold office until their successors are elected and qualified.	All Funds

all as more fully set forth in the Proxy Statement accompanying this notice.

Effectiveness of each of the proposals is contingent on the completion of Transaction, as described in the accompanying Proxy Statement. In addition, effectiveness of Proposal 2 for a Fund is contingent on Proposal 1 with respect to that Fund being approved by stockholders, and effectiveness of Proposal 3 for Seligman LaSalle Global Real Estate Fund is contingent on Proposal 2 with respect to that Fund being approved by stockholders. With respect to Proposal 4, the terms of office of the nominees, if elected, will commence at the closing of the Transaction. The close of business on August 8, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the internet or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

If you have any questions or need additional information, please contact Computershare Fund Services, the Funds’ proxy solicitors, at 199 Water Street, New York, New York 10038, or by telephone at 1-866-612-1824.

By order of the Boards of Directors and Trustees,

Paul B. Goucher

Secretary

Dated: New York, New York, August [•], 2008

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Important Information to Help You Understand and Vote on the Proposals

The following questions and answers provide an overview of the matters on which you are being asked to vote. The enclosed joint proxy statement (the “Joint Proxy Statement”) contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Questions and Answers

Q.	What is happening?

A.	RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), recently entered into a stock purchase agreement (the “Stock Purchase Agreement”) with the stockholders of J. & W. Seligman & Co. Incorporated (“Seligman”), the manager of each of the funds in the Seligman Group of Funds (each a “Fund,” and together, the “Funds”). Under the Stock Purchase Agreement, RiverSource will acquire all of the outstanding capital stock of Seligman (the “Transaction”). RiverSource and Seligman anticipate that the Transaction will be completed in the fourth quarter of 2008 (the “Closing”).

If and when the Transaction is completed, your Fund’s management agreement with Seligman will terminate, and each Fund or the entity of which such Fund is a series (each a “Company” and, together, the “Companies”) would enter into a new investment management services agreement with RiverSource (the “Proposed Advisory Agreement”). Similarly, for those Funds that currently have investment subadvisory agreements with a third party (the “Subadvised Funds”) (see “Proposal 2” for a list of those Funds), the existing investment subadvisory agreements with LaSalle Investment Management (Securities), L.P. (“LaSalle U.S.”) or Wellington Management Company, LLP (“Wellington”) will terminate upon Closing, and RiverSource will, subject to stockholder approval, enter into a new subadvisory agreement with LaSalle U.S. or Wellington, as applicable (the “Proposed Subadvisory Agreement”). In addition, for Seligman LaSalle Global Real Estate Fund, the current delegation agreement in respect of that Fund will also terminate upon Closing and LaSalle U.S. will, subject to stockholder approval, enter into a new delegation agreement with LaSalle Investment Management Securities B.V. (“LaSalle B.V.”) (the “Proposed Delegation Agreement”).

Eight of the current directors or trustees (trustees and directors of Seligman Funds are referred to herein as “Directors”) of each Fund or Company, as applicable, have indicated that, if the Closing occurs, they will resign in order to facilitate the oversight of the Fund by the same board of directors or trustees that currently oversees other funds advised by RiverSource, as they believe that the interests of stockholders

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would most efficiently and effectively be represented by a single board that is familiar with RiverSource and with the management and operation of other funds advised by RiverSource. The two remaining current Directors are expected to continue to serve as Directors, and to serve on the boards of the funds advised by RiverSource. The Joint Proxy Statement provides additional information about the matters on which your Fund’s Board is soliciting your vote – the Proposed Advisory Agreement for your Fund, the Proposed Subadvisory Agreement for each Subadvised Fund, the Proposed Delegation Agreement for Seligman LaSalle Global Real Estate Fund, and the nominees for new Directors for your Fund. As explained in the Joint Proxy Statement, if approved by stockholders, the effectiveness of the proposals is contingent upon the Closing.

YOUR FUND’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AND NOMINEE DESCRIBED IN THE ENCLOSED JOINT PROXY STATEMENT.

Q.	Why are you sending me this information?

A.	You are receiving the enclosed Joint Proxy Statement and proxy card (the “Proxy Card”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	Why am I being asked to vote on a new investment management services agreement and, if applicable, a new investment subadvisory agreement and a new delegation agreement?

A.	If the Transaction is completed, your Fund’s current management agreement will terminate, and Seligman will no longer be able to serve as the manager to your Fund under that agreement. Similarly, for the Subadvised Funds, the existing subadvisory agreements with LaSalle U.S. or Wellington will terminate, and LaSalle U.S. or Wellington, as applicable, will no longer be able to serve as a subadviser to your Fund under that agreement. In addition, for Seligman LaSalle Global Growth Fund, the existing delegation agreement with LaSalle B.V. will terminate, and LaSalle B.V. will no longer be able to serve as a subadviser for that Fund under that agreement.

Q.	Why am I being asked to elect new Directors?

A.

In connection with the Transaction, your Fund’s Board has recommended that stockholders elect Directors who are familiar with RiverSource and with the management and operation of other funds managed by RiverSource. The proposed nominees currently serve as trustees of other funds managed by RiverSource. Two of the current Directors of your Fund are expected

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to continue to serve as Directors following the completion of the Transaction, and to serve on the boards of the other funds advised by RiverSource. If all of the proposed nominees are elected, your Fund’s Board will consist of 12 Directors.

Q.	How will the Transaction affect me as a stockholder?

A.	The Transaction will not result in any change in your Fund’s investment objective(s) or principal investment strategies. The fees currently payable by your Fund in respect of investment advisory and administrative services, as a percentage of net assets, will not change, although for Seligman Cash Management Fund, Inc., as discussed in greater detail in the Joint Proxy Statement, the methodology for calculating such fees will be revised. However, while the current management agreement for your Fund provides for both investment advisory and administrative services, following the Transaction administrative services will be provided without charge by Ameriprise under a separate administrative services agreement, rather than by RiverSource under your Fund’s Proposed Advisory Agreement. The fees under an administrative services agreement may be raised without stockholder approval, although RiverSource expects that any increase would be offset by a decrease in the fees under the Proposed Advisory Agreement. The other terms of the proposed investment management services agreement for your Fund are generally similar to those of the Fund’s current investment management agreement, as discussed in greater detail in the Joint Proxy Statement under “Proposal 1.”

Q.	How does my Fund’s Board recommend that I vote?

A.	Your Fund’s Board recommends that you vote FOR each proposal.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. RiverSource has agreed to bear these costs.

Q.	How do I cast my votes?

A.	You may vote in person at the Meeting or, for your convenience, there are several ways you can authorize proxies to cast your votes on your behalf at the Meeting:

By Mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

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By Telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions, as prompted.

By Internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

In Person: Attend the stockholder meeting as described in the enclosed Joint Proxy Statement.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund, you will receive a separate Proxy Card for each such Fund.

Q.	Whom should I call for additional information about the enclosed Joint Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your Fund’s proxy solicitor, Computershare Fund Services, at 1-866-612-1824.

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Seligman Group of Funds

100 Park Avenue, New York, New York 10017

JOINT PROXY STATEMENT

Special Meetings of Stockholders to be held on [November 3], 2008

This joint proxy statement (the “Joint Proxy Statement”) is furnished to you in connection with the solicitation of proxies by the board of trustees or directors (the “Directors”) of each fund in the Seligman Group of Funds (each a “Fund” and, together, the “Funds”) or the entity of which a Fund is a series (each a “Company” and, together, the “Companies”) listed below, to be used at the special meetings of stockholders (for each Fund, the “Meeting” and collectively, the “Meetings”) to be held at [•] on November 3, 2008 at [•], local time. It is expected that the notice of special meeting, Joint Proxy Statement and form of proxy will first be mailed to stockholders on or about August [•], 2008.

Funds Holding Special Meetings of Stockholders

on November 3, 2008

Seligman Capital Fund, Inc.	Seligman LaSalle Real Estate Fund Series, Inc.
Seligman Cash Management Fund, Inc.	Seligman LaSalle Global Real Estate Fund
Seligman Common Stock Fund, Inc. Seligman Communications and Information Fund, Inc.	Seligman LaSalle Monthly Dividend Real Estate Fund Seligman New Jersey Municipal Fund, Inc.
Seligman Frontier Fund, Inc.	Seligman Pennsylvania Municipal Fund Series
Seligman Global Fund Series, Inc.	Seligman Municipal Fund Series, Inc.
Seligman Emerging Markets Fund	Seligman National Municipal Fund
Seligman Global Growth Fund	Seligman Colorado Municipal Fund
Seligman Global Smaller Companies Fund	Seligman Georgia Municipal Fund
Seligman Global Technology Fund	Seligman Louisiana Municipal Fund
Seligman International Growth Fund	Seligman Maryland Municipal Fund
Seligman Growth Fund, Inc.	Seligman Massachusetts Municipal Fund
Seligman High Income Fund Series	Seligman Michigan Municipal Fund
Seligman High-Yield Fund	Seligman Minnesota Municipal Fund
Seligman U.S. Government Securities Fund	Seligman Missouri Municipal Fund
Seligman Income and Growth Fund, Inc.	Seligman New York Municipal Fund
Seligman Core Fixed Income Fund, Inc.	Seligman Ohio Municipal Fund
Seligman Oregon Municipal Fund
Seligman South Carolina Municipal Fund

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Seligman Municipal Series Trust	Seligman Value Fund Series, Inc.
Seligman California High-Yield Municipal Series	Seligman Large-Cap Value Fund
Seligman California Quality Municipal Series	Seligman Smaller-Cap Value Fund
Seligman Florida Municipal Series	Seligman Portfolios, Inc.
Seligman North Carolina Municipal Series	Seligman Capital Portfolio
Seligman TargetHorizon ETF Portfolios, Inc.	Seligman Cash Management Portfolio
Seligman TargETFund 2045	Seligman Common Stock Portfolio
Seligman TargETFund 2035 Seligman TargETFund 2025	Seligman Communications and Information Portfolio
Seligman TargETFund 2015	Seligman Global Technology Portfolio
Seligman TargETFund Core	Seligman International Growth Portfolio
Seligman Asset Allocation Series, Inc. Seligman Asset Allocation Aggressive Growth Fund	Seligman Investment Grade Fixed Income Portfolio
Seligman Asset Allocation Balanced Fund	Seligman Large-Cap Value Portfolio
Seligman Asset Allocation Growth Fund	Seligman Smaller-Cap Value Portfolio
Seligman Asset Allocation Moderate Growth Fund

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast (i) FOR the approval of the proposed investment management services agreement with RiverSource Investments, LLC (“RiverSource”) (Proposal 1); (ii) FOR the approval of the proposed investment subadvisory agreement between RiverSource and LaSalle Investment Management (Securities), L.P. (“LaSalle U.S.”) or Wellington Management Company, LLP (“Wellington”), as applicable (Proposal 2); (iii) FOR the approval of the proposed delegation agreement with LaSalle Investment Management Securities B.V. (“LaSalle B.V.”) (Proposal 3) in respect of Seligman LaSalle Global Real Estate Fund; and (iv) FOR the election of each of the nominees (the “Nominees”) named in Proposal 4 to the Board of Directors or Trustees of each Fund or Company, as applicable (the “Board”) (Proposal 4). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. If approved by stockholders, the effectiveness of each of the proposals is contingent upon the Closing (as defined below under “General Overview – The Transaction”). See “General Overview – The Transaction – Conditions to Closing and Effectiveness of the Proposals” for a discussion of other conditions to the effectiveness of the proposals.

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If you execute, date and submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice to that Fund (Attention: Secretary) at the address written above, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date, or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

A quorum of stockholders is required to take action at each Meeting. Except with respect to each of Seligman High Income Fund Series, Seligman Pennsylvania Municipal Fund Series, and Seligman Municipal Series Trust, the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum. With respect to each of Seligman High Income Fund Series, Seligman Pennsylvania Municipal Fund Series, and Seligman Municipal Series Trust, the presence in person or by proxy of stockholders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum.

For each of the Funds, other than the Seligman Pennsylvania Municipal Fund Series, Seligman High Income Fund Series and Seligman Municipal Series Trust, in the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting, with no notice other than an announcement at the Meeting and further solicitation may be made.

With respect to the Seligman Pennsylvania Municipal Fund Series, Seligman High Income Fund Series and Seligman Municipal Series Trust, if a quorum is not present or represented at the

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Meeting, the holders of a majority of the shares of the Company or Fund (as applicable) present in person or by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of shares entitled to vote at such meeting shall be present.

If a vote to adjourn the Meeting with respect to one or more of the proposals is called, the votes of stockholders indicating a vote for, or silent with respect to, a Board proposal in their proxies will be cast for adjournment or postponement with respect to that proposal and votes of stockholders indicating a vote against such a proposal will be cast against adjournment or postponement with respect to that proposal.

The close of business on August 8, 2008 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. The number of outstanding shares of each Fund held on that date is listed in Appendix A. Each share of a Fund (a “Share”) outstanding on the record date is entitled to one vote.

Approval of Proposal 1 on behalf of each Fund, approval of Proposal 2 on behalf of each Subadvised Fund and approval of Proposal 3 by Seligman LaSalle Global Real Estate Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on Proposals 1, 2 and 3.

Except with respect to each of Seligman High Income Fund Series, Seligman Pennsylvania Municipal Fund Series, and Seligman Municipal Series Trust, election of Directors (Proposal 4) requires the affirmative vote of a plurality of such Fund’s shares voted at the Meeting. With respect to each of Seligman High Income Fund Series, Seligman Pennsylvania Municipal Fund Series, and Seligman Municipal Series Trust, election of Directors (Proposal 4) requires a majority of such Fund’s votes cast at the Meeting.

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will have the same effect as a vote against Proposals 1, 2 and 3 in respect of each Fund entitled to vote thereon. With respect to Proposal 4, abstentions and broker non-votes will have no effect on the outcome of the vote.

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With respect to shares of the Seligman Portfolios, Inc. (Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio (each, a “Portfolio Fund”)), if you are not the owner of record, but instead are a beneficial owner as a contract owner of a variable annuity or life insurance contract, your insurance company may request that you instruct it how to vote the shares attributable to your contract. If you do not provide voting instructions to your insurance company, then all of the shares in a Portfolio Fund attributable to your contract may be voted in the same proportion as the shares in that separate account for which voting instructions are received.

Each Fund’s manager is J. & W. Seligman & Co. Incorporated (“Seligman”). The stockholder service agent for each Fund, other than for the Portfolio Funds, is Seligman Data Corp. (“SDC”). SDC’s address is 100 Park Avenue, New York, NY 10017. The stockholder services agent for the Portfolio Funds is State Street Bank and Trust Company, whose address is [•]. The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any stockholder upon request to SDC at 1-800-221-2450. For further information regarding Seligman, see Appendix B.

GENERAL OVERVIEW

The Transaction

RiverSource, a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), recently entered into a stock purchase agreement (the “Stock Purchase Agreement”) with the stockholders of Seligman, the Funds’ manager. Under the Stock Purchase Agreement, RiverSource will acquire all of the outstanding capital stock of Seligman for an aggregate purchase price of approximately $440 million (the “Transaction”). RiverSource and Seligman anticipate that the Transaction will be completed in the fourth quarter of 2008 (the “Closing”).

RiverSource, Ameriprise and Seligman advised each Fund’s Board that they believe that the combination of RiverSource and Seligman will result in significant benefits to the Fund, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Fund; and the potential for realization of economies of scale over time since the Fund will be part of a much larger fund complex.

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If and when the Transaction is completed, each Fund’s current management agreement (the “Current Management Agreement”) with Seligman will terminate, and, subject to approval by stockholders, the Fund will enter into a new investment management services agreement with RiverSource (the “Proposed Advisory Agreement”). Similarly, each of Seligman’s subadvisory agreements with LaSalle Investment Management (Securities) L.P. (“LaSalle U.S.”) and Wellington Management Company, LLP (“Wellington”) (the “Current Subadvisory Agreements”) and LaSalle U.S.’s delegation agreement with LaSalle Investment Management Securities B.V. (“LaSalle B.V.”) (the “Current Delegation Agreement”) will also terminate when the Transaction is completed, and, subject to approval of the relevant Funds’ stockholders, RiverSource will enter into a new subadvisory agreement (the “Proposed Subadvisory Agreement”) with LaSalle U.S. or Wellington, as applicable, and LaSalle U.S. will enter into a new delegation agreement with LaSalle B.V. (the “Proposed Delegation Agreement”).

Eight of the current Directors of each Fund or Company, as applicable, have indicated that, if the Closing occurs, they will resign in order to facilitate the oversight of the Funds by the same board of directors or trustees that currently oversees other funds advised by RiverSource, as they believe that the interests of stockholders would most efficiently and effectively be represented by a single board that is familiar with RiverSource and with the management and operation of other funds advised by RiverSource. The remaining two Directors, Leroy C. Richie and John F. Maher, are expected to continue to serve as Directors, and to join the boards of the other funds advised by RiverSource.

The Directors have approved interim investment management services agreements for the Funds with RiverSource, which would be effective with respect to a Fund at the Closing if the Proposed Advisory Agreement for that Fund has not been approved by its stockholders prior to the Closing. Under an interim investment management services agreement, RiverSource would serve as investment adviser to a Fund for up to 150 days following the Closing. The terms of the interim agreements are the same as the Proposed Advisory Agreements, except to the extent required by law. The interim agreements are also substantially the same as the Current Management Agreements, although the interim agreements have the same differences from the Current Management Agreements as described below in respect of the Proposed Advisory Agreements.

Similarly, for the Subadvised Funds (as defined below), the Directors have approved an interim subadvisory agreement between RiverSource and LaSalle U.S. or Wellington, as applicable, and, for Seligman LaSalle Global Real Estate Fund, an interim delegation agreement between LaSalle U.S. and LaSalle B.V. Under the interim subadvisory agreements and interim delegation agreement,

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LaSalle U.S. or Wellington, and LaSalle B.V., respectively, would serve as subadvisers and manage the relevant Fund’s portfolio for up to 150 days following the Closing. The terms of these interim agreements are the same as the Proposed Advisory Agreements, Proposed Subadvisory Agreements and Proposed Delegation Agreement, except as required by law. The provisions required by law include a requirement that fees payable under the interim agreements will be paid into an escrow account and, if a Fund’s stockholders approve an advisory, subadvisory or delegation agreement, as applicable, by the end of the 150-day period, the compensation (plus interest) payable under the agreement will be paid to RiverSource, Wellington, LaSalle U.S. or LaSalle B.V., as applicable, and if such an agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be so paid.

Board Considerations Regarding Approval of the Proposed Advisory Agreements, Proposed Subadvisory Agreements and Proposed Delegation Agreements

The Directors of each Fund unanimously approved the Proposed Advisory Agreement, Proposed Subadvisory Agreement and Proposed Delegation Agreement, as applicable, at a meeting held on July 29, 2008.

Prior to their approval of the Proposed Advisory Agreement between each Fund and RiverSource, the Directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approvals by, Seligman, RiverSource and Ameriprise. In addition, the Directors also requested and evaluated extensive materials (as detailed below) from the Subadvisers regarding the Funds that they subadvise.

Prior to the approval of the Proposed Subadvisory Agreements and Proposed Delegation Agreement, Wellington provided information with respect to Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund of SGFS and Seligman International Growth Portfolio of SPI. LaSalle U.S. and LaSalle B.V. provided information with respect to Seligman LaSalle Global Real Estate Fund, and LaSalle U.S. provided information with respect to Seligman LaSalle Monthly Dividend Real Estate Fund.

In consultation with experienced counsel, who advised on the legal standards for consideration by the Directors, the Directors reviewed each Proposed Advisory Agreement with RiverSource, each Proposed Subadvisory Agreement between RiverSource and Wellington or LaSalle U.S. and the Proposed Delegation Agreement between LaSalle U.S. and LaSalle B.V. The independent directors also discussed the proposed approvals with counsel in private sessions.

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At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the Directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding each Fund with representatives of Ameriprise and RiverSource.

The Directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. For each Fund, the Directors determined that the selection of RiverSource to advise the Fund, and the overall arrangements between the Fund and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Directors considered relevant. The Directors also determined that the selection of Wellington, LaSalle U.S. and LaSalle B.V., as applicable, to subadvise the Subadvised Funds as provided in the Proposed Subadvisory and Delegation Agreements, were also fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Directors considered relevant. The material factors and conclusions that formed the basis for the Directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, its parent, Ameriprise, and, in the case of LaSalle U.S. and LaSalle B.V, their ultimate parent company, Jones Lang LaSalle Incorporated;

(ii)	the capabilities of RiverSource and the Subadvisers with respect to compliance and their regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Funds’ Chief Compliance Officer;

(iv)	that the portfolio management team for most Funds would not change as a result of the Transaction and that satisfactory portfolio management teams had been proposed by RiverSource for the other Funds;

(v)	that RiverSource and Ameriprise assured the Directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to each Fund or its stockholders;

(vi)

that within the past year the Directors had performed a full annual review of the Current Management and Subadvisory Agreements, as required by the 1940 Act, for each Fund other than Seligman LaSalle Global Real Estate Fund, for which such review had not

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been required, and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate and (where applicable) subadvisory fee rate for each Fund were satisfactory;

(vii)	the potential benefits to each Fund of the combination of RiverSource and Seligman to each Fund, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to each Fund; and the potential for realization of economies of scale over time since each Fund will be part of a much larger fund complex;

(viii)	the fact that each Fund’s total advisory and administrative fees would not increase by virtue of the Proposed Advisory, Subadvisory and Delegation Agreements, but would remain the same, or, in the case of the Cash Management Fund, decrease slightly from the current fee rate;

(ix)	that RiverSource, and not any Fund, would bear the costs of obtaining all approvals of the Proposed Advisory, Subadvisory and Delegation Agreements;

(x)	the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers that would provide advisory and administrative services to each Fund;

(xi)	the terms and conditions of the Proposed Advisory Agreement, including the Directors’ review of differences from the Current Management Agreements;

(xii)	the terms and conditions of the Proposed Subadvisory and Delegation Agreements, including that they were the same as the Current Subadvisory and Delegation Agreements in all material respects;

(xiii)	that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on each Fund;

(xiv)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; and

(xv)	their knowledge of the nature and quality of services provided by the Subadvisers gained from their experience as directors of each Fund in the Seligman Group of Funds for which the Subadvisers provide services and their overall confidence in their integrity and competence gained from that experience.

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Nature, Extent and Quality of Services to be Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory, Subadvisory and Delegation Agreements, as applicable, the Directors of each Fund considered, among other things, the expected impact of the Transaction on the operations of the Fund, the information provided by each of RiverSource and each applicable Subadviser with respect to the nature, extent and quality of services to be provided by it, RiverSource’s and the Subadvisers’ compliance programs and compliance records, and presentations provided on the quality of RiverSource’s and the Subadvisers’ investment research capabilities and the other resources they and Ameriprise have indicated that they would dedicate to performing services for each Fund.

The Directors noted the professional experience and qualifications of the current portfolio management team of each Fund, or in the case of a Fund whose portfolio management team would change following the Transaction, the new portfolio management team proposed for such Fund, and other senior personnel of RiverSource and the Subadvisers. The Directors considered a report by, the Funds’ Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Funds’ Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the RiverSource funds. The Directors also considered RiverSource’s and the Subadvisers’ presentations on the selection of brokers and dealers for portfolio transactions and noted that they receive regular reports concerning such selection by the Subadvisers and that RiverSource would provide similar reports in the future. As administrative services (currently provided under each Current Management Agreement) would be provided to each Fund by Ameriprise at no additional cost under a new Administrative Services Agreement rather than pursuant to the Proposed Advisory Agreements, the Directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s role in coordinating the activities of each Fund’s other service providers (including the Subadvisers). The Directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for each Fund to State Street Bank and Trust Company for the foreseeable future. The Directors concluded that, overall, they were satisfied with assurances from RiverSource, the Subadvisers and Ameriprise as to the expected nature, extent and quality of the services to be provided to each Fund under the Proposed Advisory Agreements, the Proposed Subadvisory Agreements, Proposed Delegation Agreement and the new Administrative Services Agreements.

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Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under each Proposed Advisory Agreement, the Directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with each Fund and discussed the assumptions of RiverSource and the limitations of the information provided. The Directors also considered the pre-tax, pre-distribution expense historical profitability information provided by the Subadvisers. The Directors noted that RiverSource and the Subadvisers had undertaken to provide profitability information in connection with future contract continuances. The Directors also considered RiverSource’s and the Subadvisers’ financial condition based on information provided by them.

The Directors noted that, other than for Cash Management Fund, the proposed fees under the Proposed Advisory, Subadvisory and Delegation Agreements were the same as provided under the Current Management, Subadvisory and Delegation Agreements. For Cash Management Fund, the Directors noted that the proposed fee was slightly lower than the fee rate currently paid by the Fund pursuant to its Current Management Agreement. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the Directors considered the effect of fall-out benefits on RiverSource’s and Subadvisers’ expenses. The Directors concluded that they were satisfied that RiverSource’s estimated future profitability, and each Subadviser’s historical profitability, from its relationship with each Fund were not excessive.

Fall-Out Benefits

The Directors considered that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Directors also noted RiverSource’s representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund. The Directors recognized that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. They reviewed information about RiverSource’s and the Subadvisers’ practices with respect to allocating portfolio brokerage for brokerage and research services. The Directors also considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which will become an affiliate of RiverSource following the Transaction) will receive 12b-1 fees from the open-end Funds in respect of shares held in certain accounts, and that such Funds’ distributor (which will also become a subsidiary of RiverSource following the closing of the

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Transaction) retains a portion of the 12b-1 fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Directors recognized that RiverSource’s and the Subadvisers’ profitability would be somewhat lower without these benefits. The Directors noted that RiverSource and the Subadvisers may derive reputational and other benefits from their association with each Fund.

Economies of Scale

The Directors noted that the management fee schedules for the Funds with substantial assets or that may be expected to grow materially over the next year generally contain breakpoints that reduce the fee rate on assets above specified levels. The Directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The Directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers or subadvisers. The Directors also observed that in the investment company industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The Directors noted that RiverSource had indicated that no changes to the Funds’ breakpoint arrangements were proposed to be made at this time, other than with respect to Cash Management Fund. Having taken these factors into account, the Directors concluded that each Fund’s breakpoint arrangements were acceptable under that Fund’s circumstances. The Directors also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Investment Results

The Directors receive and review detailed performance information on each Fund at each regular Board meeting during the year in addition to the information received for this meeting. The Directors noted that, other than the few exceptions described in the Fund-by-Fund discussion below, each Fund’s current portfolio management team would continue to advise that Fund after the Transaction.

With respect to Seligman Portfolios, Seligman reminded the Directors that each Portfolio, other than Investment Grade Fixed Income Portfolio, is a “clone” of another fund in the Seligman Group of Funds (each such fund, a “Corresponding Fund”) and as a result the investment performance of a

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Portfolio and its Corresponding Fund closely track each other. Consistent with prior practice, the Directors evaluated the investment performance of each Portfolio with a Corresponding Fund when they evaluated the investment performance of its Corresponding Fund, and their evaluation and conclusions in respect of such Portfolio’s relative investment performance over time are reflected in the discussion of its Corresponding Fund.

The Directors reviewed performance information for the Funds covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized rolling periods ranging from one to ten years ending June 30, 2008, or shorter periods since inception, as applicable. For most of these periods the Directors reviewed information comparing each Fund to other funds with similar investment objectives as determined by Lipper, with one or more selected securities indices, to a group of competitor funds selected by Seligman and, where applicable, similar RiverSource funds. The Directors also reviewed information about portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives, including, where applicable, RiverSource funds. In the case of each Fund for which a new portfolio management team was proposed by RiverSource, the Directors reviewed the qualifications of each member of the proposed portfolio management team as well as the team’s investment process and information about the investment performance of one or more RiverSource funds or accounts managed by such team having investment strategies similar to (although in each case different in certain respects from) those of the Fund. Investment performance for the RiverSource funds was provided for a wide range of periods, including year-to-date for the first six months of the calendar year or another recent date, the preceding five calendar years and annualized rolling periods ranging from one to ten years and “since inception” ending June 30, 2008, or shorter periods since inception, as applicable. For such Funds, the Directors determined that the portfolio management teams proposed by RiverSource were satisfactory to advise such Funds.

The Directors recognized that, in each case, it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of a Fund.

Management Fees and Other Expenses

The Directors considered the proposed advisory fee rate to be paid by each Fund to RiverSource, which is the same as the management fee rate currently paid by each Fund, except in the case of Cash Management Fund, where a fee rate slightly lower than the current fee rate was proposed in connection with a change in the fee calculation methodology. The Directors also considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory

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and Delegation Agreements, respectively, which are also the same as those currently in effect with respect to the Subadvised Funds. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. The Directors noted that in a number of cases the effective advisory fee rate for a RiverSource fund was lower than the proposed advisory fee rate for the corresponding Fund, and that the RiverSource equity fund fee rates are generally subject to adjustments based on investment performance whereas the proposed fee rates, consistent with those in the Current Management Agreements, do not reflect performance adjustments. The Directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

The Directors compared each Fund’s proposed advisory fee rate to the funds in the applicable Lipper category or a subset thereof having net assets in a range that more closely corresponded to the net assets of the Fund (a Fund’s “peer group”). In considering the proposed advisory fee rates, the Directors noted that each Fund’s current management fee rate covers administrative services provided by Seligman, whereas the Proposed Advisory Agreements do not include such services, but that Ameriprise will provide such services to each Fund pursuant to separate Administrative Services Agreements initially without a fee. The Directors further considered that the administrative fees could be increased without stockholder approval, although RiverSource noted that, at this time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The Directors also noted RiverSource’s and Ameriprise’s covenants in the Stock Purchase Agreement regarding compliance with Section 15(f) of the 1940 Act.

The Directors also reviewed data provided by Wellington and LaSalle U.S. comparing the subadvisory fee rate in the Proposed Subadvisory Agreements with the rates they earn from advising other accounts. The Directors noted that the subadvisory fee rates paid under the Proposed Subadvisory Agreements are generally within the range of those paid by the Subadvisers’ other clients of comparable size. The Directors noted that the Current and Proposed Delegation Agreements provide that LaSalle U.S. and LaSalle B.V. would mutually agree on an appropriate compensation structure, and further noted that Seligman LaSalle Global Real Estate Fund was not responsible for payments thereunder.

The Directors also considered the fees that the Subadvisers charge other clients with investment objectives similar to those of certain of the Funds. The Directors noted that the management fee rate (and subadvisory fee rate) paid by each Portfolio is the same as the fee rate paid by its Corresponding Fund, except for certain Portfolios which had lower fee rates than their

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Corresponding Funds primarily for historical reasons. Seligman explained that the lower fee rates applicable to certain Portfolios were largely the result of fee rate increases at their Corresponding Funds that had not been sought for those Portfolios. This was because, in view of the small size of most of the corresponding Portfolios and the fact that, at various times, all of such Funds had been subsidized by Seligman, Seligman had determined not to recommend fee rate increases for the Portfolios to match those recommended for their Corresponding Funds.

The Directors also considered the total expense ratio of each Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratios of the Funds, the Directors noted that the Funds have elected to have shareholder services provided at cost by SDC. SDC provides services exclusively to the Seligman Group of Funds, and the Directors believed that the arrangement with SDC has provided the Funds and their shareholders with a consistently high level of service. Seligman stated that Funds with a large number of relatively small shareholder accounts or with a relatively high volume of shareholder purchase and redemption activity tend to have higher expense ratios. It explained that this resulted in part from fixed annual per-account fees (irrespective of account size), charged either by SDC or by third-party administrators for retirement plans, and in part from fixed charges for each purchase or redemption of a Fund’s shares (irrespective of transaction size). Seligman added that, due to variables of this kind, it is difficult to compare SDC’s costs on a Fund-by-Fund basis with the costs that each Fund might incur if it were instead to engage a third-party shareholder service agent, although Seligman believed that, on a complex-wide basis, a third-party shareholder service agent would be marginally less expensive than SDC. In the case of individual Funds, the use of a third-party shareholder service agent would have varying impacts on the respective Funds. Seligman reviewed with the Directors the view that maintaining high quality shareholder services is very important to the Funds and their shareholders. The Directors concluded that the incremental cost of SDC to the Funds was reasonable in light of the high quality of service it provided. The Directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at this time by RiverSource.

Seligman also stated that, for some Funds, custody expenses were a significant component of the total expense ratio. It explained that custodians charge a fixed fee per securities transaction processed, irrespective of the size of the Transaction. For small Funds, and for Funds with high portfolio turnover rates, the per-transaction fee represents a larger percentage of net assets than for larger or less actively traded Funds. It added that custodial fees (including the fees of foreign subcustodians) for each series of SGFS were significantly higher than those for Funds that invest primarily in U.S. securities.

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For each Fund, except as otherwise described in the fund-by-fund discussion that follows, the Directors noted that they had concluded in their most recent continuance considerations that the management fee and total expense ratio were at an acceptable level in light of the quality of services provided to the Fund and in comparison to the Fund’s peer group; that the advisory fee would not be increased and would stay the same for all but one of the Funds; that the total expense ratio had not changed materially since that determination; and that RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. On that basis, the Directors concluded that the total expense ratio and proposed advisory fee for each such Fund anticipated to result from the proposed arrangements with RiverSource was acceptable. The Directors also noted, in respect of the Funds that currently had the benefit of waiver and reimbursement policies of Seligman, that RiverSource had agreed to continue such waiver and reimbursement policies for the periods announced by Seligman.

The following factors specific to individual Funds also were noted and considered by the Directors in deciding to approve the Proposed Advisory, Subadvisory and Delegation Agreements:

Seligman Asset Allocation Series, Inc.

•	Seligman Asset Allocation Balanced Fund

Investment Performance.    The Directors reviewed information comparing the Fund to the Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds (Affiliated), the Dow Jones Moderate Portfolio Index (Global Series) and the Dow Jones Moderate Portfolio Index (US Series), as well as performance relative to the other funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results were mixed, although generally lagging the benchmarks for most periods, but also that the Fund equaled or exceeded each of its benchmarks except the Dow Jones Moderate Portfolio Index (Global Series) for the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Seligman Asset Allocation Moderate Growth Fund

Investment Performance.    The Directors reviewed information comparing the Fund to the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated), the Dow Jones Moderately Aggressive Portfolio Index (Global Series), the Dow Jones Moderately Aggressive Portfolio Index (US Series), as well the other funds in the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by Seligman. The

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Directors noted that the Fund was above the Lipper median in both categories for all periods presented, and that the Fund’s results were above each of its benchmarks for the three- and five-year periods, except for the Dow Jones (Global Series) benchmark, which the Fund lagged in the five-year period. The Directors also noted that the Fund’s results exceeded each benchmark in 2007, although it lagged most of them slightly for the first six months of 2008, other than the Lipper Multi-Cap Core Funds Average. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Seligman Asset Allocation Growth Fund

Investment Performance.    The Directors reviewed information comparing the Fund to the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated), the Dow Jones Aggressive Portfolio Index (Global Series), the Dow Jones Aggressive Portfolio Index (US Series), as well as performance relative to the other funds in the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper Multi-Cap Core median in all periods presented, and that the Fund’s results were above each of its benchmarks for the three- and five-year periods, except for the Dow Jones (Global Series) benchmark, which the Fund lagged in the five-year period. The Directors also noted that the Fund’s results had generally exceeded its benchmarks for each calendar year from 2003 through 2007, and exceeded each benchmark for the first six months of 2008, other than the Lipper Fund of Funds (Affiliated). Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Seligman Asset Allocation Aggressive Growth Fund

Investment Performance.    The Directors reviewed information comparing the Fund to the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated), the Dow Jones Aggressive Portfolio Index (Global Series) and the Dow Jones Aggressive Portfolio Index (US Series), as well as performance relative to the other funds in Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper Multi-Cap Core median for the periods presented, and that the Fund’s results were above each of its benchmarks for the five- and three-year periods, except for the Dow Jones (Global) benchmark for the five-year period, which the Fund lagged slightly. The Directors also noted that the Fund’s results had generally exceeded its benchmarks for each calendar year from 2003 through 2007, and exceeded each benchmark for the first six

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months of 2008, other than the Lipper Fund of Funds (Affiliated). Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

Seligman Capital Fund, Inc.; Seligman Capital Portfolio

Investment Performance.    The Directors reviewed information showing performance of the Capital Fund, which is the Corresponding Fund for the Capital Portfolio, compared to the Lipper Mid-Cap Funds Average, the Lipper Mid-Cap Growth Funds Average and the Russell Midcap Growth Index, as well as performance relative to the other funds in the Lipper Mid-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for each of the periods presented and the Fund’s results were above all the benchmarks for the five- and three-year periods. They further noted the recent improvement in the Fund’s relative performance and that the Fund’s results were significantly above all its benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results, and the Portfolio’s investment results, were satisfactory.

Seligman Cash Management Fund, Inc.; Seligman Cash Management Portfolio

Investment Performance.    The Directors noted that a new portfolio manager was being proposed by RiverSource for the Fund and Portfolio. The Directors discussed the proposed portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The Directors considered the twelve-month trailing average yield of the Fund as compared to an average of money market funds prepared by a third party provider of money market mutual fund information for the period from 1998 through June 30, 2008. The Directors also reviewed performance information of RiverSource Cash Management Fund, which is currently managed by the proposed portfolio management team. Seligman had previously explained that the Fund is managed conservatively, and that its average portfolio quality is higher than that of many other money market funds. Seligman noted that the Fund is currently managed more conservatively than RiverSource Cash Management Fund and RiverSource confirmed that it had no current plans to change the Fund’s strategies or risk profile and would not make any such changes without board approval. The Directors also noted that the performance of RiverSource Cash Management Fund exceeded that of the CitiGroup 3 Month Treasury Index, its benchmark, in the first six-months of 2008, as well as the annualized one-year period ending June 30, 2008, but had lagged such benchmark in the other periods presented.

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Management Fee.    The Directors noted that, under the Proposed Advisory Agreement in respect of the Fund, the advisory fee would be calculated solely as a percentage of the Fund’s net assets, rather than a percentage of the “fee base”, and would no longer have any breakpoints. The Directors noted that the proposed advisory fee was slightly lower than the Fund’s current management fee (even after taking breakpoints into account), although it was higher than the advisory fee for RiverSource Cash Management Fund. The Directors also compared the proposed advisory fee rate to a subset of funds in the Lipper Money Market Funds category (the “peer group”). The information showed the proposed advisory fee rate was within the range of fees charged in the peer group.

Seligman Common Stock Fund, Inc.; Seligman Common Stock Portfolio

Investment Performance.    The Directors noted that a new portfolio manager was being proposed by RiverSource for the Fund. The Directors discussed the proposed portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The Directors reviewed information showing performance of Common Stock Fund, which is the Corresponding Fund for Common Stock Portfolio, compared to the Lipper Large-Cap Core Fund Average and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), as well as performance relative to the other funds in the Lipper Large-Cap Core Fund Average and to a group of competitor funds selected by Seligman. The Directors also reviewed annualized performance information for RiverSource Disciplined Equity Fund, which is currently advised by the proposed portfolio manager, for annualized one-, three- and five-years ended June 30, 2008, the past four calendar years, as well as year-to-date information as of July 10, 2008. The Directors noted that information for RiverSource Disciplined Equity Fund was not available for all corresponding periods because it did not commence operations until April 2003. The Directors noted that the results of RiverSource Disciplined Equity Fund were generally better than that of the Fund for the periods presented and the performance information was helpful in demonstrating the skill of the proposed portfolio management team, although they recognized that the performance of the Fund would differ from that of RiverSource Disciplined Equity Fund since it would use a modified version of such fund’s investment process to comply with the Fund’s strategy as disclosed in its prospectus. The Directors noted that RiverSource Disciplined Equity Fund’s calendar year results were above its benchmarks, the S&P 500 Index and Lipper Large Cap Core Funds, in 2005 and 2006, although they trailed the benchmarks in 2007.

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Seligman Communications and Information Fund, Inc.; Seligman Communications and Income Portfolio

Investment Performance.    The Directors reviewed information showing performance of Communications and Information Fund, which is the Corresponding Fund for Communications and Information Portfolio, compared to the S&P North American Technology Sector Index, Lipper Science & Technology Funds Average and the S&P 500, as well as performance relative to the other funds in the Lipper Science & Technology Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for all periods presented, and that the Fund’s results were above its benchmarks for the five- and three-year periods and generally for the periods presented, including the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results over time had been satisfactory.

Seligman Core Fixed Income Fund, Inc.

Investment Performance.    The Directors noted that new portfolio managers were being proposed by RiverSource for the Fund. The Directors discussed the proposed portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The Directors reviewed information comparing the Fund to the Lipper Intermediate Investment-Grade Debt Funds Average and the Lehman Brothers U.S. Universal Index, as well as performance relative to the other funds in the Lipper Intermediate Investment-Grade Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors also reviewed annualized performance information for RiverSource Diversified Bond Fund, which is advised by the proposed portfolio management team, for annualized one-, three-, five- and ten-year periods ended June 30, 2008, as well as since inception, the past five calendar years, as well as year-to-date information as of June 30, 2008. The Directors noted that the Fund’s performance for the first six months of 2008 was slightly better than the RiverSource fund’s, but otherwise generally trailed it in the other comparable periods presented. The Directors also noted that the RiverSource fund had outperformed its benchmarks in 2003, 2004, and 2006. RiverSource explained that the fund’s more recent results had been negatively impacted by certain positions that were established early from a market standpoint but were now starting to yield benefits as the market environment developed. It added that RiverSource retained confidence in the management team.

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Seligman Frontier Fund, Inc.

Investment Performance.    The Directors reviewed information showing performance of the Fund compared to the Lipper Small-Cap Growth Funds Average and the Russell 2000 Growth Index, as well as performance relative to other funds in the Lipper Small-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. The comparative information showed that in 2006 the Fund’s results were significantly higher than that of its benchmarks, although it trailed most of its benchmarks since then. For the first six months of 2008, the Fund’s results exceeded its competitor benchmark, but trailed its other benchmarks. The Directors noted that the leadership of the team managing the Fund had changed in 2006. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

Management Fee and Other Expenses.    The Directors compared the Fund’s management fee rate to those funds in the Lipper Small-Cap Growth Funds Average category having net assets in a range that more closely corresponded to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was slightly lower than the median and average for the peer group. The Directors noted that the Fund’s fee rate schedule includes breakpoints although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year.

The Directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. The Directors also noted that the Fund’s total expense ratio was higher than a RiverSource fund that was part of the peer group. Seligman explained the relatively high expense ratio was due principally to the Fund’s small size relative to the funds in its peer group and large number of relatively small accounts and high volume of shareholder purchase and redemption activity. The Directors noted that since March 2005 Seligman had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified percentage of average daily net assets, and that RiverSource had agreed to continue such arrangement for the period announced by Seligman. The Directors concluded that the Fund’s expense ratio was understandable given the Fund’s particular circumstances and the other factors considered.

Seligman Global Fund Series, Inc. – Emerging Markets Fund

Investment Performance.    The Directors reviewed information showing performance of the Fund compared to the Lipper Emerging Markets Fund Average and the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), as well as performance relative to the

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other funds in the Lipper Emerging Markets Fund Average and to a group of competitor funds selected by Seligman. Seligman reminded the Directors that Wellington had assumed portfolio management responsibilities in September 2003. The Directors noted the Fund’s results had been improving and were above all of its benchmarks for 2007 and the first six months of 2008. The Directors further noted that the Fund was above the Lipper median for the one- and three-year periods, and that the Fund’s results were above its competitor average for the three-year period and Lipper benchmarks for the three-year and five-year period presented, although the Fund’s results were otherwise mixed for the other periods. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

Management Fee and Other Expenses.    The Directors compared the Fund’s management fee rate to a subset of funds in the Lipper Emerging Markets Funds Average category having net assets in a range that more closely corresponded to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was slightly higher than the median and lower than the average for its Lipper peer group. The Directors noted that the Fund’s fee rate schedule includes a breakpoint although, at the Fund’s current asset levels, it was unlikely to benefit from it in the next year.

The Directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. The Directors also noted that the Fund’s total expense ratio was higher than an emerging markets fund advised by RiverSource. Seligman noted that the costs associated with managing emerging markets funds generally were significantly higher than for other types of funds for a variety of reasons, including increased custody costs. Seligman explained that the Fund’s high expense ratio relative to its peer group was attributable to the Fund’s small size relative to the funds in its peer group, its large number of small shareholder accounts, and a relatively high volume of shareholder purchase and redemption activity. The Directors also noted that, effective March 2005, Seligman had undertaken to reimburse certain of the Fund’s expenses to the extent such expenses exceed a specified level and that RiverSource had agreed to continue such arrangement for the period announced by Seligman. The Directors concluded that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Seligman Global Fund Series, Inc. – Global Growth Fund

Investment Performance.    The Directors reviewed information showing performance of the Fund compared to the Lipper Global Large-Cap Growth Funds Average, the Lipper Global Funds Average, the Morgan Stanley Capital International World Index (the “MSCI World Index”) and the

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MSCI World Growth Index, as well as performance relative to the other funds in the Lipper Global Large-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. Seligman reminded the Directors that Wellington had assumed portfolio management responsibilities in September 2003. Seligman noted that the leadership of the team managing the Fund had changed in 2007. The comparative information showed that the Fund was above the Lipper median for the one- and three-year periods, and that the Fund’s results were substantially above all its benchmarks for 2007 and 2004, although it generally lagged its benchmarks in other periods. Seligman stated that for periods prior to 2004 Seligman believed it was appropriate to consider the favorable historical results achieved by Wellington in the Fund’s asset class, which had been an important factor in selecting Wellington as the Fund’s Subadviser. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

Management Fee and Other Expenses.    The Directors compared the Fund’s management fee rate to the funds in the Lipper Global Funds Large-Cap Growth Funds Average category (the “peer group”). The information showed that the Fund’s current effective management fee rate was higher than the average and the median for the peer group. The Directors noted that the Fund’s fee rate schedule includes breakpoints although, at the Fund’s current asset levels, it was likely only a small portion of the net assets of the Fund, if any, would be likely to benefit from them in the next year.

The Directors noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group and that the Fund’s expense ratio is higher than a RiverSource fund included in the peer group. Seligman explained that the Fund’s high expense ratio was in part attributable to the Fund’s small size relative to the funds in its peer group and that the Fund’s large number of small shareholder accounts, relatively high custody costs and a relatively high management fee also contributed to the higher expense ratio. The Directors noted that, effective November 2004 Seligman had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified percentage of average daily net assets, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The Directors noted that RiverSource had agreed to continue the current reimbursements for the period announced by Seligman. The Directors concluded that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Seligman Global Fund Series, Inc. – Global Smaller Companies Fund

Investment Performance.    The Directors reviewed information showing performance of the Fund compared to the S&P/Citigroup Broad Market Less Than US $2 Billion (“S&P/Citigroup BM”) Index and the Lipper Global Small/Mid-Cap Funds Average, as well as performance relative

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to the other funds in the Lipper Global Small/Mid-Cap Funds Average and to a group of competitor funds selected by Seligman. The Directors noted the Fund has substantial and positive returns for the full calendar-year periods after 2002, as well as the five- and three-year periods. The Directors also noted that, while the Fund had negative returns in the first six months of 2008, its results were above each of its benchmarks for that period. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results since Wellington had assumed portfolio management responsibilities were satisfactory.

Seligman Global Fund Series, Inc. – Global Technology Fund; Seligman Global Technology Portfolio

Investment Performance.    The Directors reviewed information showing performance of Seligman Global Technology Fund, which is the Corresponding Fund for Seligman Global Technology Portfolio, compared to the Morgan Stanley Capital International (“MSCI”) World Information Technology Index (the “MSCI WIT Index”), the MSCI World Index, the Lipper Global Science/Technology Funds Average and the Lipper Global Funds Average, as well as performance relative to the other funds in the Lipper Global Science/Technology Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for all periods shown, and that its results were also above the MSCI WIT Index and Lipper Global Science/Technology Funds Average for the five-year period and above each of its benchmarks for the three-year period. For the first six months of 2008 the Fund’s results were above all of its benchmarks. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s, and the Portfolio’s, investment results were satisfactory.

Seligman Global Fund Series, Inc. – International Growth Fund; Seligman International Growth Portfolio

Investment Performance.    The Directors reviewed information showing performance of Seligman International Growth Fund, which is the Corresponding Fund for Seligman International Growth Portfolio, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the MSCI EAFE Growth Index, the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average, as well as performance relative to the Lipper International Multi-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. Seligman reminded the Directors that Wellington had assumed portfolio management responsibilities for the Fund in September 2003. The Directors noted the Fund had substantial and positive returns for the periods since 2003, other than in the most recent

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period, and that the Fund’s results exceeded each of its benchmarks in 2007. For the first six months of 2008, the Fund’s results trailed each of its benchmarks. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s and Portfolio’s investment results, respectively, were satisfactory.

Management Fee and Other Expenses.    The Fund’s peer group consisted of the funds in the Lipper International Multi-Cap Growth Fund category (the “peer group”). The information showed that the Fund’s current effective management fee rate was somewhat higher than the average and the median for the peer group. The Directors noted that the Fund’s fee rate reflected the effect of a breakpoint in the fee schedule.

The Directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. Seligman noted that the costs associated with managing international funds generally were higher than for other types of funds for a variety of reasons, including increased custody costs. It explained that the Fund’s high expense ratio relative to its peer group was attributable to the Fund’s small size relative to the funds in its peer group, its large number of small shareholder accounts and high custody fees. The Directors noted that Seligman had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified level, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The Directors noted that RiverSource had agreed to continue the current reimbursements for the period announced by Seligman. The Directors were satisfied that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

The Directors noted that the Portfolio had a slightly higher fee rate than its Corresponding Fund. The Directors also noted that the Portfolio’s management fees were somewhat higher than its peer group median and average and that its expense ratios were materially higher than the Lipper peer group. Seligman explained that the relatively high expense ratio of the Portfolio was attributable in large part to it relatively small size, and would be expected to decline if assets increase. Seligman also explained that the Portfolio incurs relatively high custody fees as a percentage of its net assets because of its relatively small size. The Directors noted that Seligman had voluntarily agreed to reimburse the expenses of certain portfolios and that RiverSource had agreed to continue such reimbursements for the period announced by Seligman. The Directors were satisfied that each Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

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Seligman Growth Fund, Inc.

Investment Performance.    The Directors reviewed information showing performance of the Fund compared to the Lipper Large-Cap Growth Funds Average, Lipper Large-Cap Core Funds Average and the Russell 1000 Growth Index, as well a performance relative to the other funds in the Lipper Large-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for the one-, three- and five-year periods, that the Fund’s results were above each of its benchmarks for the five- and three-year periods, as well as the 2006 and 2007 calendar years (except with respect to Lipper Large-Cap Core Funds Average in 2006, which the Fund lagged). For the first six months of 2008, the Fund’s results were above each of its benchmarks. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

Seligman High Income Fund Series – High-Yield Fund

Investment Performance.    The Directors noted that a new portfolio manager was being proposed by RiverSource for the Fund and that such manager would use an investment process derived from that used by RiverSource High Yield Bond Fund, modified to comply with the Fund’s investment strategies as disclosed in its prospectus. The Directors discussed the portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The Directors reviewed information comparing the Fund to the Lehman Brothers US Corporate High-Yield Index 2% Cap and the Lipper High Current Yield Fund Average, as well as performance relative to the other funds in the Lipper High Current Yield Fund Average and to a group of competitor funds selected by Seligman. The Directors noted that the results of RiverSource High Yield Bond Fund were generally better than that of the Fund for the comparable periods presented, although they lagged its JP Morgan Global High Yield Index benchmark in most periods.

Management Fee and Other Expenses.    The Fund’s peer group consisted of the funds in the Lipper High Current Yield Funds Average category having net assets in a range that more closely corresponds to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was somewhat higher than the average and the median for the funds in the peer group. The Directors noted that the Fund’s fee rate schedule includes breakpoints although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year.

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The Directors also noted that the Fund’s expense ratio was nearly the highest in its peer group and considerably higher than the median and the average for the peer group. Seligman explained that the Fund’s relatively high expenses were attributable in part to the Fund’s small size relative to the funds in its peer group and high shareholder purchase and redemption activity levels, all of which adversely affected its expense ratio. The Directors concluded that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Seligman Investment Grade Fixed Income Portfolio

Investment Performance.    The Directors noted that a new portfolio management team was being proposed by RiverSource and that such team would use an investment process derived from that used with RiverSource Diversified Bond Portfolio, modified to comply with the Portfolio’s investment strategy disclosed in its prospectus. The Directors discussed the portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The Directors reviewed information showing performance of Seligman Investment Grade Fixed Income Portfolio compared to the Lipper Corporate Debt BBB-Rated Funds Average and to the Lehman Brothers Government/Credit Index, as well as performance relative to the other funds in the Lipper Corporate Debt BBB-Rated Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that although the Fund’s results were above certain benchmarks in some of the periods shown, including being above the competitor and Lipper benchmarks for 2007 and the first six months of 2008, the Fund’s results were generally below its benchmarks. The Directors also noted that the Fund’ results also trailed those of RiverSource Diversified Bond Fund for the comparable periods provided. The Directors also noted that the RiverSource fund had outperformed its benchmarks in 2003, 2004, and 2006. RiverSource explained that the fund’s more recent results had been negatively impacted by certain positions that were established early from a market standpoint but were now starting to yield benefits as the market environment developed. RiverSource added that it retained confidence in the management team.

Seligman High Income Fund Series – U.S. Government Securities Series

Investment Performance.    The Directors noted that a new portfolio manager was being proposed by RiverSource for the Fund and that it was proposed that the new manager would use an investment process derived from that used with RiverSource Short Duration U.S. Government Bond Fund, modified to comply with the Fund’s investment strategy as disclosed in its prospectus. The

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Directors discussed the portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The Directors reviewed information comparing the Fund to the Lipper General U.S. Government Funds Average and the Lehman Brothers U.S. Government Bond Index, as well as performance relative to the other funds in the Lipper General U.S. Government Funds Average and to a group of competitor funds selected by Seligman, as well as performance information of RiverSource Short Duration U.S. Government Bond Fund. The Directors noted the performance results of RiverSource fund presented were generally better than that of the Fund, although not for all periods, including the first six months of 2008. The Directors also noted that the RiverSource fund generally trailed its benchmarks for the periods presented.

Management Fee and Other Expenses.    The Fund’s peer group consisted of those funds in the Lipper General U.S. Government Fund category having net assets in a range that more closely corresponds to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was lower than the average and the median for the funds in the peer group.

The Directors also noted that the Fund’s expense ratio was the highest in the peer group and was considerably higher than the median and the average for the peer group. Seligman noted that costs were somewhat high for the Fund as a result of the Fund’s small size relative to the funds in its peer group, a large number of small shareholder accounts due in part to the fact that the Fund is a core fund for many retirement plans. The Directors concluded that the Fund’s expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Seligman Income and Growth Fund, Inc.

Investment Performance.    The Directors noted that two new portfolio management teams were being proposed by RiverSource for the Fund and that the new teams would use an investment process derived from the strategy of RiverSource Diversified Bond Fund, with respect to the fixed income aspect of the Fund, and RiverSource Equity Value Fund, with respect to the equity aspect of the Fund, in each case modified to be consistent with the Fund’s strategies as disclosed in its prospectus. The Directors discussed the portfolio management teams, their investment strategies and process and historical performance records with representatives of RiverSource.

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The Directors reviewed information comparing the Fund to the Lipper Mixed-Asset Target Allocation Growth Funds Average, the Lehman Brothers Government/Credit Index and to a blended index prepared by Seligman comprised of 60% Standard & Poor’s 500 Index and 40% Lehman Government/Credit Bond Index (rebalanced monthly), as well as performance relative to the other funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average and to a group of competitor funds selected by Seligman. The Directors also reviewed performance information for RiverSource Diversified Bond Fund and RiverSource Equity Value Fund. The Directors noted that such performance information was not directly comparable to the Fund’s performance information but was presented to demonstrate the skill and experience of the proposed portfolio management teams. The Directors noted that RiverSource Diversified Bond Fund had generally lagged its benchmark, the Lehman Aggregate Bond Index, for the periods provided. RiverSource explained that the fund’s more recent results had been negatively impacted by certain positions that were established early from a market standpoint but were now starting to yield benefits as the market environment developed. RiverSource added that it retained confidence in that management team. With respect to the management team proposed for the equity component of the Fund, the Directors noted that RiverSource Equity Value Fund had generally exceeded the Russell 1000 Value Index for the periods provided.

Seligman LaSalle Monthly Dividend Real Estate Fund

Investment Performance.    The Directors reviewed information showing performance of the Fund compared to the Lipper Real Estate Fund Average and the FTSE NAREIT Equity REIT Index, as well as performance relative to the other funds in the Lipper Real Estate Fund Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund had substantial and positive absolute performance for each calendar year from 2004 to 2006, but that the Fund’s results lagged its benchmarks in the periods presented other than the first six months of 2008. Seligman had previously explained that the Fund’s investment objective of seeking a high level of current income differs from that of the other funds in the Lipper average, many of which have an objective of total return, and that the NAREIT Equity Index also measured total return. The Directors recognized that the Lipper and NAREIT comparisons were of limited utility because of this difference. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results over time were satisfactory.

Seligman Value Fund Series, Inc. – Large-Cap Value Fund; Seligman Large-Cap Value Portfolio

Investment Performance.    The Directors reviewed information comparing Seligman Large-Cap Value Fund, the Corresponding Portfolio for Seligman Large-Cap Value Portfolio, to the

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Lipper Large-Cap Value Funds Average, the Russell 1000 Value Index, the S&P 500 Index and the Lipper Multi-Cap Value Funds Average, as well as performance relative to the other funds in the Lipper Multi-Cap Value Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund ranked above the Lipper median for the one-, three- and five-year periods and that the Fund’s results were above its benchmarks for the five- and three- year periods as well. The Directors also noted that the Fund had varyingly performed above or below its benchmarks in the other periods shown, and that for 2007 and the first six months of 2008 the Fund’s results were above each of its benchmarks. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s and the Portfolio’s investment results were satisfactory.

Seligman Value Fund Series, Inc. – Smaller-Cap Value Fund; Seligman Smaller-Cap Value Portfolio

Investment Performance.    The Directors reviewed information comparing Seligman Smaller-Cap Value Fund, the Corresponding Portfolio for Seligman Smaller-Cap Value Portfolio, to the Lipper Small-Cap Core Funds Average, Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index, as well as performance relative to the other funds in the Lipper Small-Cap Core Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for the three- and ten-year periods presented and that the Fund’s results were significantly above its benchmarks for 2007, although they were varyingly above and below the benchmarks for the other periods presented, and below its benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s and Portfolio’s investment results were satisfactory.

Management Fee and Other Expenses.    The Fund’s peer group consisted of those funds in the Lipper Small-Cap Core Funds Average category having net assets in a range that more closely corresponded to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was within the range of management fees paid by the peer group, although it was somewhat higher than the average and the median for the peer group. The Directors noted that the Fund’s fee rate schedule did not include breakpoints, although the management fee rate for the corresponding Portfolio of Seligman Portfolios did include breakpoints (which had not been reached). The Directors concluded that in view of the Fund’s current asset levels and those reasonably anticipated over the next year it was not necessary at this time to request the implementation of breakpoints.

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The Directors also noted that the Fund’s expense ratio was considerably higher than the median and the average for its peer group. Seligman explained that this was in part attributable to the Fund’s management fee rate, which was somewhat higher than the median for the peer group, and costs resulting from a large number of small accounts due to the fact that the Fund is a core fund for many retirement plans. The Directors concluded that the Fund’s expense ratio was acceptable in light of the factors considered.

Seligman LaSalle Real Estate Fund Series, Inc. – Seligman LaSalle Global Real Estate Fund

Investment Performance.    The Directors reviewed information comparing the Fund to the UBS Global Real Estate Investors Index and Lipper Global Real Estate Funds Average, as well as performance relative to the other funds in the Lipper Global Real Estate Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that performance information for the Fund was available for the period since the commencement of operations of the Fund on May 30, 2007. The Fund’s results were below its benchmarks for 2007, but were above the competitor and Lipper benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

Seligman TargetHorizonETF Portfolios, Inc.

Investment Performance.    The Directors noted that the Funds currently have two portfolio managers and that RiverSource has proposed that one of them would run the Fund after completion of the Transaction. The Directors reviewed information comparing each ETF Portfolios Fund to other funds in certain Lipper categories, a group of competitor funds selected by Seligman and certain other benchmarks, as discussed below. The Directors noted that these Funds were relatively recently launched and had a limited performance history.

•	Seligman TargETFund 2045

The Directors reviewed information comparing the Fund to the Lipper Mixed-Asset Target 2030+ Funds Average, the Lipper Fund of Funds (Unaffiliated) and the Dow Jones Target 2045 Index, as well as performance relative to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results were above its benchmarks for 2006 and the annualized period from inception through the first six months of 2008, other than the Dow Jones benchmark, but otherwise were mixed against its benchmarks. The Directors noted that the Fund’s results were above its competitor benchmark for the first six months of 2008, but lagged the other benchmarks

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for that period. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results since inception had been satisfactory.

•	Seligman TargETFund 2035

The Directors reviewed information comparing the Fund to the Lipper Mixed-Asset Target 2030+ Funds Average, the Lipper Fund of Funds (Unaffiliated), the Dow Jones Target 2035 Index, as well as performance relative to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results were above its benchmarks for 2006 and the annualized period from inception through the first six months of 2008, other than the Dow Jones benchmark, but otherwise were mixed against its benchmarks. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results since inception had been satisfactory.

•	Seligman TargETFund 2025

The Directors reviewed information comparing the Fund to the Lipper Mixed-Asset Target 2030 Funds Average, the Lipper Fund of Funds (Unaffiliated) and the Dow Jones Target 2025 Index, as well as performance relative to the other funds in the Lipper Mixed-Asset Target 2030 Funds Average, the Lipper Fund of Funds (Unaffiliated) and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results were above its competitor and Lipper Mixed-Asset benchmarks for the first six months of 2008 and the period from inception through the first six months of 2008, as well as exceeding all benchmarks in 2006. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results since inception had been satisfactory.

•	Seligman TargETFund 2015

The Directors reviewed information comparing the Fund to the Lipper Mixed-Asset Target 2020 Funds Average, the Lipper Fund of Funds (Unaffiliated) and the Dow Jones Target 2015 Index, as well as performance relative to the other funds in the Lipper Mixed-Asset Target 2020 Funds Average, the Lipper Fund of Funds (Unaffiliated) and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results were above each of its benchmarks in 2006, but otherwise generally lagged its benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results since inception had been satisfactory.

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•	Seligman TargETFund Core

The Directors reviewed information comparing the Fund to the Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds (Unaffiliated) and the Dow Jones Target Today Index, as well as performance relative to the other funds in Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds (Unaffiliated) and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results generally lagged its benchmarks, although it exceeded all but the Lipper Fund of Funds benchmark in 2006. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results since inception had been satisfactory.

Seligman Municipal Funds

Investment Performance.    Seligman explained that Seligman’s decision to defensively position the Municipal Funds’ portfolios in anticipation of rising interest rates contributed to the recent improvement in performance, although it noted that such position had hurt the Funds’ performance in the past.

•	California High-Yield Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper California Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper California Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. They noted that the Fund was above the Lipper median for each period presented. The Directors also noted that the Fund’s results had varyingly exceeded or underperformed the Fund’s benchmarks for the periods presented, but had shown recent improvement and were above each of the Fund’s benchmarks for 2007 and the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	California Quality Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper California Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper California Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for each period presented. The Directors also noted that the Fund’s

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results had varyingly exceeded or underperformed its benchmarks for the periods shown. The Directors further noted that the Fund’s results had shown recent improvement and were above its competitor average and Lipper benchmark for 2007 and each of the benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Colorado Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Colorado Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Colorado Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for each of the periods presented. The Directors also noted that the Fund’s results had varyingly exceeded or underperformed the Fund’s benchmarks for the periods shown, and had shown recent improvement and were above each of the benchmarks for 2007 and the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Florida Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Florida Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Florida Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results were above the Lipper median in the one-year, three-year and ten-year periods presented. The Directors also noted that the Fund’s results had from time to time exceeded certain benchmarks, and had shown recent improvement and were above the Lipper and competitor benchmarks for 2007 and the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Georgia Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Georgia Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Georgia Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results were above its competitor average and Lipper benchmark for 2007 and the first six months of

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2008 and that the Fund was above the Lipper median for the one- and three-year periods presented. The Directors also noted that while the Fund’s results had from time to time exceeded certain benchmarks, the Fund’s results were generally below its benchmarks by varying degrees for the other periods shown. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Louisiana Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Other States Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Other States Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results were above its Lipper and competitor benchmarks for the first six months of 2008 and each of its benchmarks for 2007, and that the Fund was above the Lipper median in the three-year, five-year and ten-year periods presented. The Directors also noted that while the Fund’s results had from time to time exceeded certain benchmarks, the Fund’s results were generally below its benchmarks by varying degrees for the other periods shown. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Maryland Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Maryland Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Maryland Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for each of the periods presented. The Directors also noted that the Fund’s results had varyingly exceeded or underperformed the Fund’s other benchmarks for the periods shown, and were above each of its benchmarks for the first six months of 2008. Based upon their review, the Directors concluded that the Fund’s relative investment performance over time had been satisfactory.

•	Massachusetts Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Massachusetts Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Massachusetts Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted

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that the Fund was above the Lipper median for each of the periods presented. The Directors also noted that the Fund’s results had varyingly exceeded or underperformed the Fund’s benchmarks for the periods shown, and had shown recent improvement and were above each of its benchmarks for 2007 and the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Michigan Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Michigan Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Michigan Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for the one-, three- and ten-year periods presented, respectively. The Directors also noted that the Fund’s results had varyingly exceeded or underperformed the Fund’s benchmarks for the periods shown, and had shown some recent improvement and were above each of its benchmarks for the first six months of 2008, and above its Lipper and competitor benchmarks for 2007. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Minnesota Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Minnesota Municipal Debt Funds Average and the Lehman Brothers Municipal Fund Index, as well as performance relative to the other funds in the Lipper Minnesota Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors also noted that the Fund’s results had varyingly exceeded or underperformed the Fund’s benchmarks for the periods shown, and had shown some recent improvement and were above each of its benchmarks for the first six months of 2008, and above its Lipper and competitor benchmarks for 2007. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Missouri Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Missouri Municipal Debt Funds Average and the Lehman Brothers Municipal Fund Index, as well as performance relative to the other funds in the Lipper Missouri Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results had shown recent improvement and were above its competitor average and Lipper bench-

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mark for the first six months of 2008 and that the Fund was above the Lipper median for the one-, three- and ten-year periods presented. The Directors also noted that while the Fund’s results had from time to time exceeded certain benchmarks, the Fund’s results were generally below its benchmarks by varying degrees for the periods shown. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	National Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper General Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper General Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for the one-, three- and five-year periods presented. The Directors also noted that while the Fund’s results had from time to time exceeded certain of its benchmarks, the Fund’s results were generally below its benchmarks by varying degrees for the periods shown. The Directors further noted that the Fund’s results had shown recent improvement and were above each of its benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	New Jersey Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper New Jersey Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper New Jersey Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results had shown recent improvement and were above its Lipper and competitor benchmarks for 2007, and were above each of its benchmarks for the first six months of 2008. The Directors noted that the Fund was above the Lipper median for the one- and three-year periods presented. The Directors also noted that while the Fund’s results had from time to time exceeded certain benchmarks, the Fund’s results were generally below its benchmarks by varying degrees for the periods shown. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	New York Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper New York Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index,

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as well as performance relative to the other funds in the Lipper New York Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for each of the periods presented. The Directors also noted that the Fund’s results showed recent improvement and were above each of its benchmarks for 2007 and the first six months of 2008, although the results were varyingly above and below its other benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	North Carolina Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper North Carolina Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper North Carolina Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for each of the periods presented. The Directors noted that the Fund’s results had shown recent improvement and were above its Lipper and competitor benchmarks for 2007, and were above each of its benchmarks for the first six months of 2008, although the results were varyingly above and below its other benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Ohio Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Ohio Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Ohio Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for each of the periods presented. The Directors noted that the Fund’s results had shown recent improvement and were above its Lipper and competitor benchmarks for 2007, and were above each of its benchmarks for the first six months of 2008, although the results were varyingly above and below its other benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Oregon Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Oregon Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as

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well as performance relative to the other funds in the Lipper Oregon Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for each of the periods presented. The Directors noted that the Fund’s results had shown recent improvement and were above its Lipper and competitor benchmarks for 2007, and were above each of its benchmarks for the first six months of 2008, although the results were varyingly above and below its other benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

•	Pennsylvania Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Pennsylvania Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Pennsylvania Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund’s results had shown recent improvement and were above its competitor average and Lipper benchmark for 2007 and the first six months of 2008. The Directors also noted, however, that the Fund’s results were generally below its benchmarks by varying degrees for most of the other periods presented. Taking into account these comparisons, the other factors considered and the recent improvement in relative performance, the Directors concluded that the Fund’s investment results were satisfactory.

•	South Carolina Fund

The Directors reviewed information showing the performance of the Fund compared to the Lipper Other States Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Other States Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The Directors noted that the Fund was above the Lipper median for each of the periods presented. The Directors noted that the Fund’s results had shown recent improvement and were above its Lipper and competitor benchmarks for 2007, and were above each of its benchmarks for the first six months of 2008, although the results were varyingly above and below its other benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the Directors concluded that the Fund’s investment results were satisfactory.

Management Fee and Other Expenses.    The Directors noted that for most of the Municipal Funds, the total expense ratio had been slightly reduced since the time of the most recent consideration approval.

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The Directors noted that the New Jersey Fund’s expense ratio had slightly increased and was still significantly higher than the peer group median and average and the second highest in its peer group. Seligman explained that the New Jersey Fund’s small size relative to the funds in its peer group contributed to its relatively high expense ratio. All of the peer group funds were larger than the New Jersey Fund. On the basis of this review, the Directors concluded that the New Jersey Fund’s expense ratio was acceptable.

The Directors noted that the North Carolina Fund’s expense ratio had slightly increased and was significantly higher than the peer group median and average and the highest in its peer group. Seligman explained that the North Carolina Fund’s small size relative to the funds in its peer group contributed to its relatively high expense ratio. All of the peer group funds were larger than the North Carolina Fund. On the basis of this review, the Directors concluded that the North Carolina Fund’s expense ratio was acceptable.

The Directors noted that comparative information showed that the Pennsylvania Fund’s expense ratio was significantly higher than the peer group median and average and the highest in its peer group, and would have been the highest even if other peer group funds had not benefited from reimbursements by their advisers. Seligman explained that the Pennsylvania Fund’s small size relative to the funds in its peer group contributed to its relatively high expense ratio, and that no fund in the peer group was smaller than the Pennsylvania Fund. Seligman also explained that the Pennsylvania Fund was organized as a Pennsylvania trust and had no other series, as a result of which the Pennsylvania Fund was unable to allocate certain expenses over multiple series as could most of the other Municipal Funds. On the basis of their review, the Directors concluded that the Pennsylvania Fund’s expense ratio was acceptable.

Conditions to Closing and Effectiveness of the Proposals

If approved by stockholders, the effectiveness of each proposal is contingent upon the Closing. The Closing is subject to certain terms and conditions, including, among others (1) RiverSource and Seligman have obtained any necessary governmental approvals, (2) a specified minimum level of annualized revenue has been achieved, and (3) stockholders of open-end Seligman Funds equaling a percentage of annualized revenue of the open-end Seligman Funds have approved the assignment of the management agreements with Seligman in respect of those Seligman Funds.

In addition to being contingent upon Closing, Proposal 2 for a Subadvised Fund is contingent on Proposal 1 with respect to that Fund being approved by stockholders, and Proposal 3 for

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Seligman LaSalle Global Real Estate Fund is contingent on Proposal 2 with respect to that Fund being approved by stockholders.

Information Regarding RiverSource

RiverSource is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. RiverSource offers a full spectrum of investment products to domestic and international retail, business, and institutional investors. As of June 30, 2008, RiverSource had approximately $142 billion in assets under management. RiverSource currently manages 104 funds. RiverSource’s principal office address is 50506 Ameriprise Financial Center, Minneapolis, MN. For further information regarding RiverSource, see Appendix B.

Information Regarding the Subadvisers

Please see Appendix C for information regarding LaSalle U.S., LaSalle B.V. and Wellington.

Covenants Regarding Certain Legal Requirements Under the 1940 Act

RiverSource has made certain covenants in the Stock Purchase Agreement regarding compliance with Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”), which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction. RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any “unfair burden” on the Funds.

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The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The Board currently satisfies, and the Nominees (as hereinafter defined), if elected, would satisfy, such 75% requirement. RiverSource has agreed with Seligman to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

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PROPOSAL 1 – APPROVE A NEW INVESTMENT MANAGEMENT SERVICES AGREEMENT

(All Funds)

The Board of each Fund is recommending the approval of the Proposed Advisory Agreement for such Fund because its Current Management Agreements will terminate upon the Closing (as defined above). As required by the 1940 Act, each Current Management Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The completion of the Transaction will result in the assignment of the Current Management Agreement, and in its automatic termination. Therefore, as described below, stockholders of each Fund are being asked to approve a Proposed Advisory Agreement in respect of their Fund.

The date on which each Fund’s Current Management Agreement was last approved by stockholders is provided in Appendix D. Each Current Management Agreement was last approved for continuance by Directors, including a majority of the independent Directors, on November 15, 2007.

The Proposed Advisory Agreement

As noted above, under the requirements of the 1940 Act, each of the Funds is required to enter into a new investment advisory agreement as a result of the Transaction. The fees payable under the Proposed Advisory Agreement for each Fund are the same as currently payable under its Current Management Agreement, other than with respect to Seligman Cash Management Fund. Other terms of the Proposed Advisory Agreement for each Fund are generally similar to those of its Current Management Agreement. The Board of your Fund has approved, and recommends that you approve, the Proposed Advisory Agreement with RiverSource, which would take effect upon the later of (i) the Closing or (ii) the date stockholders of the Fund approve the Proposed Advisory Agreement. The form of the Proposed Advisory Agreement is substantially the same form currently in effect for all other mutual funds advised by RiverSource. The substantive differences between the Current Management Agreements and the Proposed Advisory Agreements are described in detail below.

Description of the Proposed and Current Management Agreements

Set forth below is a general description of terms of the Proposed Advisory Agreement and a general comparison of the term of the Current Management Agreement. Terms of the Proposed Advisory Agreement for each Fund are generally similar to those of its Current Management

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Agreement. Copies of the form of Proposed Advisory Agreement for the Seligman Funds are attached as Appendix E to this Joint Proxy Statement.

Fees.  There is no change in the fees payable by any Fund, other than Seligman Cash Management Fund, under its Proposed Advisory Agreement. Under the Proposed Advisory Agreement and Current Management Agreement, each Fund will pay as full compensation for the services provided a monthly fee computed on the average daily net assets of the Fund. The schedules of fee rates for each Fund under its Proposed Advisory Agreement and Current Management Agreement are set forth in Appendix F to this Joint Proxy Statement. Amounts paid by each Fund to Seligman, or to an affiliate of Seligman, during the Fund’s last fiscal year are also set forth in Appendix F to this Joint Proxy Statement. RiverSource has agreed that it will continue the management fee waiver arrangements currently in place for the Funds for their current durations.

Seligman Cash Management Fund currently pays Seligman a monthly fee equal to a percentage, ranging from 0.45% to 0.375%, of its daily net assets that declines based on the net assets of all of the investment companies registered under the 1940 Act for which Seligman serves as investment manager (the “Fee Base Assets”). For the year ended December 31, 2007, the management fee payable to Seligman by the Seligman Cash Management Fund amounted to [•], which was equivalent to an annual rate of 0.41% of the average daily net assets of Seligman Cash Management Fund. Under the Proposed Advisory Agreement, RiverSource would be paid a fee equal to the annual rate of 0.40% of average daily net assets of the Fund. Had the fee rate under the Proposed Advisory Agreement been in effect for the year ended December 31, 2007, Seligman would have received $[•], which is [•]% less than the amount actually payable to Seligman for those periods. The annual fee rate under the Proposed Advisory Agreement is slightly lower than the annual rate at which Seligman was paid under the Current Management Agreement during the Corporation’s last fiscal year and most recent semi-annual period. However, because the fee rate under the Proposed Advisory Agreement is a fixed percentage of the Corporation’s net assets, and does not take into account the net assets of any other registered investment companies, it is higher than the fee rate that would be payable to Seligman under the current fee schedule under certain scenarios (for example, if the Fee Base Assets were to increase significantly from current levels).

Investment Advisory Services.  The investment advisory duties under the Proposed Advisory Agreement and Current Management Agreement for the Funds are substantially the same. Both the Proposed Advisory Agreement and Current Management Agreement generally provide that, subject to the direction and control of the Board, the adviser agrees to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives and policies,

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which securities in its discretion will be purchased, held or sold; and to execute or cause the execution of purchase or sell orders pursuant to its determinations with brokers or dealers it has selected. In executing portfolio transactions and selecting brokers or dealers for a Fund, the adviser agrees to seek to obtain best execution. In assessing the best overall terms available for any transaction, the adviser may consider all factors it deems relevant, including, but not limited to, the characteristics of the security being traded, the broker-dealer’s ability to provide research services, and the reputation, reliability, and financial soundness of the broker-dealer. Both the Proposed Advisory Agreement and Current Management Agreement authorize the adviser to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

Both the Proposed Advisory Agreement and Current Management Agreement provide that the adviser will provide support with respect to voting proxies solicited by or with respect to the issuers of securities in which a Fund’s assets may be invested from time to time. The Current Management Agreement provides that the adviser will determine how voting and other rights with respect to securities will be exercised, subject to the control of the Board. The Proposed Advisory Agreement provides that, in the event the Board determines to delegate proxy voting authority to the adviser, the adviser will determine how voting and other rights with respect to securities will be exercised, subject to the control of the Board, but that, absent such a delegation, the Board will exercise sole voting power with respect to all such proxies.

The Proposed Advisory Agreement for each Fund provides that the adviser may, at its own expense and with the approval of the Fund’s Board and/or its stockholders, select and contract with one or more investment advisers to perform some or all of the services for which the adviser is responsible, as described above. The Subadvised Funds have such investment subadvisory agreements, and the Current Management Agreements for those Funds expressly contemplate the use of subadvisers.

Administrative Services.  The Current Management Agreement for each Fund provides that Seligman will provide all necessary administrative services to the Fund. In contrast, the Proposed Advisory Agreements do not require RiverSource to provide administrative services. Instead, Ameriprise will enter into a new administrative services agreement in respect of each Fund under which it will provide, at no cost to the Fund, generally the same administrative services provided by Seligman under the Current Management Agreement. However, administrative services agreements, unlike advisory agreements, may be amended, including to increase the fees payable thereunder, by

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the Directors without stockholder approval. RiverSource has indicated that it reserves its right to seek such an increase in the future, although it anticipates that any such increase would be offset by corresponding decreases in advisory fees. If an increase in fees under the administrative services agreement that would not be offset by corresponding decreases in advisory fees is sought, the affected Fund will inform stockholders prior to the effectiveness of such increase.

Payment of Expenses.  The Proposed Advisory Agreement and Current Management Agreement in respect of a Fund each provide that the adviser will pay all expenses incurred by it in connection with its activities under the agreements, while the Fund is responsible for bearing its own expenses. The expenses to be borne by a Fund include, without limitation: direct charges in connection with the purchase and sale of assets; the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund, expenses related to the issue and sale of securities, fees and expenses of attorneys and consultants, taxes, filing fees and charges, organizational expenses. The Proposed Advisory Agreement in respect of a Fund also lists the following expenses to be borne by the Fund, which, while not explicitly noted in the Current Management Agreement, have been paid by the Fund in the normal course of business: premium on the fidelity bond required by Rule 17g-1 under the 1940 Act, fees of consultants employed by the Fund, benefits paid or provided to Board members, and expenses incurred in connection with lending portfolio securities.

Limitation on Liability.  Under the Proposed Advisory Agreement for each Fund, and subject to the federal securities laws, neither the RiverSource, nor any of its directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its stockholders or creditors, except a loss resulting from bad faith, intentional misconduct or negligence on its part in regard to the performance of its duties under the agreement. RiverSource will be entitled to reasonably rely upon any information or instructions furnished by the Fund or its agents which is believed in good faith to be accurate and reliable. In addition, the Proposed Advisory Agreement provides that RiverSource does not warrant any rate of return, market value or performance of any assets in the Fund.

The Current Management Agreement for Seligman Communication and Information Fund; Seligman Frontier Fund; Seligman Global Fund Series; Seligman High Income Fund Series; Seligman LaSalle Real Estate Fund Series; Seligman LaSalle International Real Estate Fund, Seligman Core Fixed Income Fund; Seligman Municipal Fund Series; Seligman Municipal Series Trust; Seligman NJ Municipal Fund; Seligman Pennsylvania Municipal Fund Series; Seligman Portfolios Fund Series; Seligman Value Fund Series; Seligman Asset Allocation Fund Series; and Seligman TargetHorizon

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ETF Portfolios, Inc. states that Seligman will only be liable in the case of a loss resulting from its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. For these Funds, the Proposed Advisory Agreement would thus provide for a lower standard for the adviser’s potential liability to the Fund – “simple” negligence, rather than gross negligence. While the remaining Current Management Agreements are silent with regard to these matters, Seligman and the Board believe that a court interpreting those Current Management Agreements would likely apply a standard similar to that stated in the Proposed Advisory Agreement in considering an adviser’s potential liability thereunder.

Duration and Termination.  The Proposed Advisory Agreement in respect of a Fund will have an initial term of two years from its effective date and will continue until a new agreement is approved by a vote of the majority of the outstanding shares of the Fund and by vote of a majority of the Board members who are not parties to such Agreement or interested persons. If no new agreement is approved following that initial term, the Proposed Advisory Agreement will continue from year to year until terminated by either party if specifically approved at least annually by the Board or by a vote of the majority of the outstanding shares of the Fund and by the vote of a majority of the Board members who are not parties to this Agreement or interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Current Management Agreement provides that such agreement continues in full force and effect for two years from the effective date and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act – i.e., in the manner specified in the Proposed Advisory Agreement.

Required Vote and Recommendation

Approval of the Proposed Advisory Agreement on behalf of a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 1.

At a meeting held on July 29, 2008, the Board of each Fund approved the Proposed Advisory Agreement in respect of such Fund and voted to present the Proposed Advisory Agreements for stockholder approval. The Board of your Fund recommends that you vote “FOR” the approval of the Proposed Advisory Agreement for your Fund.

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PROPOSAL 2 – APPROVE A NEW SUBADVISORY AGREEMENT

(Subadvised Funds)

Stockholders of the following Funds are being asked to approve a Proposed Subadvisory Agreement with LaSalle U.S. for their Fund (the “LaSalle Subadvised Funds”):

•	Seligman LaSalle Global Real Estate Fund; and

•	Seligman LaSalle Monthly Dividend Real Estate Fund.

Stockholders of the following Funds are being asked to approve a Proposed Subadvisory Agreement with Wellington for their Fund (the “Wellington Subadvised Funds” and, together with the LaSalle Subadvised Funds, the “Subadvised Funds”):

•	Seligman Emerging Markets Fund;

•	Seligman Global Growth Fund;

•	Seligman Global Smaller Companies Fund;

•	Seligman International Growth Fund; and

•	Seligman International Growth Portfolio.

The Board is recommending the approval of the Proposed Subadvisory Agreement for the Subadvised Funds because each Current Subadvisory Agreement will terminate upon the Closing (as defined above). The Current Subadvisory Agreements provide for automatic termination upon the “assignment” of the relevant Current Management Agreement. Under the 1940 Act, a change in control of Seligman will constitute an “assignment” of the Current Management Agreements and result in their automatic termination. As a result, the completion of the Transaction will result in the automatic termination of the Current Subadvisory Agreements. Therefore, as described below, stockholders of the Subadvised Funds are being asked to approve a Proposed Subadvisory Agreement with respect to their Subadvised Fund.

For each Subadvised Fund, the Proposed Subadvisory Agreement will become effective as of the later of (i) the Closing or (ii) the date stockholders of that Fund approve the Proposed Subadvisory Agreement. If the completion of the Transaction does not take place, the Proposed Subadvisory Agreement will not become effective, and the Current Subadvisory Agreements will continue in effect.

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The date on which each Subadvised Fund’s Current Subadvisory Agreement was last approved by stockholders is provided in Appendix D. Each Current Subadvisory Agreement was last approved for continuance by Directors, including a majority of the independent Directors, on November 15, 2007.

Information about fees payable under the Current Subadvisory Agreements is provided in Appendix F. Amounts paid by each Subadvised Fund to LaSalle U.S. or Wellington, or to an affiliate of LaSalle U.S. or Wellington, during the Subadvised Fund’s last fiscal year are also set forth in Appendix F to this Joint Proxy Statement.

The Proposed Subadvisory Agreements

As noted above, under the requirements of the 1940 Act, a new subadvisory agreement is required as a result of the Transaction. The fees payable and all other terms under the Proposed Subadvisory Agreement for each of the Subadvised Funds are identical to those under its Current Subadvisory Agreement, except that RiverSource will replace Seligman and the termination dates will be updated. The Board has approved, and recommends that you approve, the Proposed Subadvisory Agreement with LaSalle U.S. for the LaSalle Subadvised Funds and the Proposed Subadvisory Agreement with Wellington for the Wellington Subadvised Funds which would take effect upon the later of (i) the Closing or (ii) the date stockholders of the Subadvised Fund approve the agreement.

Description of the Proposed and Current Subadvisory Agreements

The terms of the Current and Proposed Subadvisory Agreements are identical, except that RiverSource will replace Seligman and the termination dates will be updated. Copies of the form of Proposed Subadvisory Agreement for the Subadvised Funds are attached as Appendix E to this Joint Proxy Statement. The key provisions of the Current and Proposed Subadvisory Agreements are set forth below.

Fees.  Under the Current and Proposed Subadvisory Agreements with LaSalle, the adviser pays LaSalle as full compensation for the services provided a monthly fee computed on the average daily net assets of the Subadvised Fund. With respect to Seligman LaSalle Monthly Dividend Real Estate Fund and Seligman LaSalle Global Real Estate Fund, the Current Subadvisory Agreement and Proposed Subadvisory Agreement impose certain restrictions on the ability of the adviser to waive fees and/or reimburse Fund expenses. The schedules of fee rates for each Fund under its Current Subadvisory

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Agreement and Proposed Subadvisory Agreement are set forth in Appendix F to this Joint Proxy Statement. Amounts paid by Seligman to LaSalle U.S. or Wellington during each Fund’s last fiscal year are also set forth in Appendix F to this Joint Proxy Statement.

Investment Subadvisory Services.  The duties under the Current and Proposed Subadvisory Agreements for each of the Subadvised Funds are the same. Both the Current and Proposed Subadvisory Agreements generally provide that, subject to the direction and control of the Board and in conjunction with and under the supervision of the adviser, the subadviser agrees to furnish the Subadvised Fund with investment advice, research and assistance as the adviser or the Subadvised Fund may reasonably request, in accordance with the Subadvised Fund’s investment objectives and policies. The subadviser will participate in the development of the Subadvised Fund’s overall investment strategy and in the determination of investment allocations; provide investment advice and research to each Subadvised Fund’s with respect to existing and potential investments in securities; determine securities and other assets for investment; select brokers and dealers; cause the execution of trades, including foreign exchange dealings; and, unless otherwise agreed to by the adviser, vote proxies solicited by or with respect to issuers of securities in which assets of the Subadvised Funds may be invested from time to time.

The Current and Proposed Subadvisory Agreements for each Subadvised Fund (other than Seligman LaSalle Global Real Estate Fund) provide that the subadviser will not consult with any other subadviser with respect to any investment company in the same group of investment companies except for purposes of complying with certain regulatory requirements.

Payment of Expenses.  The Current and Proposed Subadvisory Agreements both provide that the subadviser will pay all of its expenses arising from performance of its obligations under the agreement, other than the cost of securities including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund’s investments.

Limitation on Liability.  Under the Proposed Subadvisory Agreement and the Current Subadvisory Agreement between Seligman and LaSalle U.S., the adviser and the subadviser, respectively, will each hold harmless and indemnify the other from and against any loss or damages arising out of the indemnifying party’s breach of the agreement. The subadviser will only be liable in the case of a loss resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties, under the agreement.

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The Current Subadvisory Agreement between Seligman and Wellington states that Wellington will only be liable in the case of a loss resulting from its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Current Subadvisory Agreement, provided, however, that Wellington will be liable for any loss incurred by each of the Wellington Subadvised Funds, Seligman or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington which results, directly or indirectly, in a material error in the net asset value of the applicable Wellington Subadvised Fund.

Duration and Termination.  The Proposed Subadvisory Agreements will have an initial term of two years from its effective date and will continue until a new agreement is approved by a vote of the majority of the outstanding shares of the Subadvised Fund and by vote of a majority of the Board members who are not parties to such agreements or interested persons. If no new agreement is approved, the Proposed Subadvisory Agreements will continue from year to year until terminated by either party if specifically approved at least annually by the Board or by a vote of the majority of the outstanding shares of the Subadvised Fund and by the vote of a majority of the Board members who are not parties to the agreement or interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Current Subadvisory Agreements provide that such agreements continue in full force and effect from the effective date until a specified date and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act – i.e., in the manner specified in the Proposed Subadvisory Agreements. The Current Subadvisory Agreements, other than with respect to Seligman International Growth Portfolio, each have a concept of a “commitment date”, after which the relevant Subadviser was able to terminate the agreement with notice. Each “commitment date” has passed and the Proposed Subadvisory Agreements do not extend this date. Therefore, under each Current and Proposed Subadvisory Agreement, other than those in respect of the Portfolio Funds, the adviser and relevant Subadviser may terminate the agreement as of the end of any calendar year upon not less than 60 days’ written notice to the other and the relevant Fund. Each of the Current and Proposed Subadvisory Agreements in respect of the Portfolio Funds provides that the adviser and Wellington may terminate the agreement at any time on not less than 6 months’ written notice to the other and to the relevant Portfolio Fund.

Required Vote and Recommendation

Approval of a Proposed Subadvisory Agreement on behalf of each Subadvised Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting

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securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 2.

At a meeting held on July 29, 2008, the Board of each Subadvised Fund approved the Proposed Subadvisory Agreement in respect of that Fund and voted to present the Proposed Subadvisory Agreements for stockholder approval. The Board of your Subadvised Fund recommends that you vote “FOR” the approval of the Proposed Subadvisory Agreement for that Fund.

PROPOSAL 3 – APPROVE A NEW DELEGATION AGREEMENT

(Seligman LaSalle Global Real Estate Fund)

The Board is recommending the approval of the Proposed Delegation Agreement for Seligman LaSalle Global Real Estate Fund because the Current Delegation Agreement will terminate upon the Closing (as defined above). The Current Delegation Agreement provides that it will terminate upon the termination of the Current Subadvisory Agreement for Seligman LaSalle Global Real Estate Fund. As noted above, the Current Subadvisory Agreement will terminate upon the change in control of Seligman. As a result, the completion of the Transaction will result in the automatic termination of the Current Delegation Agreement. Therefore, as described below, stockholders of the Fund are being asked to approve the Proposed Delegation Agreement.

The Proposed Delegation Agreement will become effective as of the later of (i) the Closing or (ii) the date stockholders of the Fund approve the Proposed Delegation Agreement. If the Closing does not take place, the Proposed Delegation Agreement will not become effective, and the Current Delegation Agreement will continue in effect.

The Current Delegation Agreement was approved by the Directors, including a majority of the independent Directors, on November 16, 2006 and by the Fund’s sole stockholder on December 27, 2006.

The Proposed Delegation Agreement

As noted above, under the requirements of the 1940 Act, a new delegation agreement is required as a result of the Transaction. The fees payable and all other terms under the Proposed Delegation

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Agreement are the same as those under the Current Delegation Agreement, except that the termination date will be updated. The Board has approved, and recommends that you approve, the Proposed Delegation Agreement, which would take effect upon the later of (i) the Closing or (ii) the date stockholders of the Fund approve the Proposed Delegation Agreement.

Description of the Proposed Delegation Agreement and Current Delegation Agreement

The terms of the Proposed Delegation Agreement are identical to those of the Current Delegation Agreement. A copy of the form of Proposed Delegation Agreement for the Fund is attached as Appendix E to this Joint Proxy Statement. The key provisions of the Current Delegation Agreement and the Proposed Delegation Agreement are set forth below.

Fees.  Each of the Current and Proposed Delegation Agreements provides that LaSalle U.S. and LaSalle B.V. shall agree on an appropriate compensation structure based on services provided and will not exceed the compensation received by LaSalle U.S. pursuant to the subadvisory agreement.

Subadvisory Services.  The duties under the Proposed Delegation Agreement and Current Delegation Agreement are the same. Both the Current and Proposed Delegation Agreement provide that LaSalle B.V. shall (i) assist in the development of the Fund’s overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Fund (iii) determine securities and other assets for investment, (iv) select brokers and dealers, and (v) cause the execution of trades.

The Current and Proposed Delegation Agreements both provide that LaSalle B.V. will not consult with any other subadviser (other than LaSalle U.S. or its affiliates) with respect to any investment company in the same group of investment companies except for purposes of complying with certain regulatory requirements.

Payment of Expenses.  The Current and Proposed Delegation Agreements both provide that LaSalle B.V. will bear all fees and expenses of its performance of its obligations under the agreement.

Limitation on Liability.   The Current and Proposed Delegation Agreements both provide that LaSalle U.S. and LaSalle B.V. will each hold harmless and indemnify the other from and against any loss or damages arising out of the indemnifying party’s breach of the agreement or arising out of the willful misfeasance, bad faith or gross negligence on the indemnifying party’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under the agreement.

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Duration and Termination.  The Proposed Delegation Agreement will have an initial term of two years from its effective date and will continue until a new agreement is approved in the manner required by the 1940 Act.

Required Vote and Recommendation

Approval of the Proposed Delegation Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of Seligman LaSalle Global Real Estate Fund, which for this purpose means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. All shares of a Fund vote together as a single class on this Proposal 3.

At a meeting held on July 29, 2008, the Board approved the Proposed Delegation Agreement and voted to present the Proposed Delegation Agreement for stockholder approval. Your Board of Directors recommends that you vote FOR the approval of the Proposed Delegation Agreement.

PROPOSAL 4 – ELECTION OF DIRECTORS

Eight of the Directors of each Fund have indicated that, if the Closing occurs, they will resign in order to facilitate the oversight of the Fund by the same board of directors or trustees that currently oversees other funds advised by the RiverSource boards, as the Directors believe that the interests of stockholders would most efficiently and effectively be represented by a single board that is familiar with RiverSource and with the management and operation of other funds advised by RiverSource. Messrs. Richie and Maher, the two remaining current Directors, are expected to continue to serve as Directors, and to serve on the boards of the funds advised by RiverSource.

Effective upon the Closing, the number of Directors on each Board will increase by two for a total of 12 Directors. If the Transaction does not close for any reason, the size of the Board will not be increased, the existing Directors would continue to serve as Directors, and the nominees would not serve as Directors.

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Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott (each a “Nominee” and collectively, the “Nominees”), each of whom has agreed to serve, have been nominated for election as Directors of each Fund or Company.

The Nominees would serve in accordance with the organizational documents of each Fund or Company. Each Director currently serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Under the current RiverSource Board policy, which the Nominees, if elected, would be expected to adopt for the Funds, members may serve until the end of the [regular stockholders meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first]. [An exception to the RiverSource policy has been made for Nominee Anne P. Jones, who, if elected, may retire after her 75th birthday.] If an unforeseen event prevents a Nominee from serving, your votes will be cast for the election of a substitute selected by the Directors.

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Information Regarding the Nominees

Background information regarding each of the Nominees follows.

Name (Age), Address and Position with Corporation	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex[1] to be Overseen by Nominee
Independent Director Nominee
Kathleen Blatz (53) 901 S. Marquette Ave., Minneapolis, MN 55402	Chief Justice, Minnesota Supreme Court, 1998-2006; Director of RiverSource funds since 2006; Trustee of St. Thomas University, the Judicial Conference Committee on Federal-State Jurisdiction and Vice Chair of the Minnesota Supreme Court Foster Care and Permanency Task Force.	163

[1]

This column assumes the Closing occurs. “Fund Complex” is comprised of the RiverSource complex of funds (currently consists of 27 registered investment companies (comprising 104 separate portfolios)) and the Seligman Group of Funds (currently consists of 22 registered investment companies (comprising 59 separate portfolios)).

Name (Age), Address and Position with Corporation	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex[1] to be Overseen by Nominee
Arne H. Carlson (73) 901 S. Marquette Ave., Minneapolis, MN 55402	Independent Chair of the Boards of RiverSource Funds, 1999-2006; Chair, Board Services Corporation; former Governor of Minnesota	163

Pamela G. Carlton (53) 901 S. Marquette Ave., Minneapolis, MN 55402	President, Springboard-Partners in Cross Cultural Learning LLC; Director of RiverSource funds since 2007.	163

Patricia M. Flynn (57) 901 S. Marquette Ave., Minneapolis, MN 55402	Trustee Professor of Economics and Management, Bentley College; Director of RiverSource funds since 2004; former Dean, McCallum Graduate School of Business and its Graduate, Executive and Professional Education programs, Bentley College	163

Anne P. Jones (73) 901 S. Marquette Ave., Minneapolis, MN 55402	Attorney and Consultant; Director of RiverSource funds since 1985.	163

Jeffrey Laikind (72) 901 S. Marquette Ave., Minneapolis, MN 55402	Former Managing Director, Shikiar Asset Management; Director of RiverSource funds since 2005.	163

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Name (Age), Address and Position with Corporation	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex[1] to be Overseen by Nominee
Stephen R. Lewis, Jr. (69) 901 S. Marquette Ave., Minneapolis, MN 55402	President Emeritus and Professor of Economics, Carleton College; Director of RiverSource funds since 2002; Director of Valmont Industries, Inc.; Trustee of the Carnegie Endowment for International Peace and the William Mitchell College of Law.	163

Catherine James Paglia (55) 901 S. Marquette Ave., Minneapolis, MN 55402	Director, Enterprise Asset Management, Inc.; Director of RiverSource funds since 2004; Trustee of Carleton College.	163

Alison Taunton-Rigby (64) 901 S. Marquette Ave., Minneapolis, MN 55402	Chief Executive Officer, RiboNovix, Inc. since 2003; former president, Forester Biotech; Director of RiverSource funds since 2002; Director of Healthways, Inc., Idera Pharmaceuticals, Inc., Abt Associates, Inc. and the Children’s Hospital of Boston; Director/Trustee of the Biomedical, Science Careers Program, the Mass Women’s Forum, the Whitehead Institute and Bentley College Business Ethics Board.	163

Interested Director Nominee
William F. Truscott* (47) 53600 Ameriprise Financial Center, Minneapolis, MN 55474	President, U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc.; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2005; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board, Chief Executive Officer; President, RiverSource Distributors, Inc. since 2006; Senior Vice President, Chief Investment Officer, Ameriprise Financial, Inc.; Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005; Director of RiverSource funds since 2001;	163

*	If elected, Mr. Truscott would be considered an “interested person” of the Funds, as defined in the 1940 Act, by virtue of his positions with Ameriprise Financial, Inc. and RiverSource Investments, LLC.

Information regarding the Directors of the Funds follows. The address of each Director is 100 Park Avenue, New York, New York 10017.

Name (Age) and Position With Corporation	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex* to be Overseen by Nominee
Independent Director
Maureen Fonseca (52) Director	July 2007 to Date	Head of School, The Masters School (education); Director or Trustee of each of the investment companies of the Seligman Group of Funds; Trustee, New York State Association of Independent Schools and Greens Farms Academy (education); and Commissioner, Middle States Association (education).	59

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Name (Age) and Position With Corporation	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex* to be Overseen by Nominee
Betsy S. Michel (66) Director	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	59

James N. Whitson (73) Director	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds; and Director, CommScope, Inc. (manufacturer of telecommunications equipment). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	59

John R. Galvin (79) Director	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	59

John F. Maher (65) Director	December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank). Director or Trustee of each of the investment companies of the Seligman Group of Funds. From 1989 to 1999, Director, Baker Hughes (energy products and services).	59

*	“Fund Complex” for existing Directors reflects only the portfolios in the Seligman Group of Funds, which currently consists of 22 registered investment companies (comprising 59 separate portfolios).
**	If a Director has served for different periods of time on the Boards of the Funds, the earliest applicable date is shown. Directors currently serve for an indefinite term until the election and qualification of a successor or until his or her earlier death, resignation or removal.

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Name (Age) and Position With Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex to be Overseen by Nominee
Frank A. McPherson (75) Director	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.	59

Leroy C. Richie (66) Director	2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds; Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.	59

Robert L. Shafer (76) Director	1991 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds. Formerly, from May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).	59

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Name (Age) and Position With Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex to be Overseen by Nominee
Interested Director
William C. Morris*** Director and Chairman	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics, Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	59

Brian T. Zino*** (55) Director, President and Chief Executive Officer	Dir.: 1993 to Date Pres.: 1995 to Date CEO: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	59

***	Messrs. Morris and Zino are considered “interested persons” of the Funds, as defined in the 1940 Act by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Beneficial Ownership of Shares of Each Fund and Seligman Group of Funds

Appendix G to this Joint Proxy Statement provides information, as of the Record Date, regarding the beneficial ownership by the Directors of the Funds and by the Nominees of equity securities of (a) each Funds, (b) the investment companies of the Seligman Group of Funds, (c) an investment adviser or principal underwriter of any Fund and (d) a person (other than a Fund) in a control relationship with an investment adviser or principal underwriter of any Fund.

Arrangements for Selection as Nominee

In light of the Transaction, the Board determined that nomination of persons who are more familiar with RiverSource and with the management and operation of other funds advised by RiverSource would facilitate the efficient and effective representation of stockholder interests. All

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Nominees were reviewed based on the criteria generally employed by the Director Nominating Committee to review candidates for nomination as Director and were unanimously recommended by such committee for election as Directors.

Transactions in Securities of the Seligman Funds

No Director or Nominee of any Fund has purchased or sold any securities, in an amount exceeding 1% of the outstanding securities, of Seligman or any subsidiary, except that each of Messrs. Harris and Zino, each a Director, has agreed to sell his stock in Seligman, representing approximately 55% and 9.4%, respectively, of the outstanding stock of Seligman, to RiverSource in connection with the Transaction.

Current Committees of the Seligman Board

Each Board met nine times during the fiscal year ended December 31, 2007, [•] times during the fiscal year ended September 30, 2007 and [•] times during the fiscal year ended October 31, 2007. The standing committees of the Boards include the Board Operations Committee, Audit Committee, and Director Nominating Committee (each a “Committee”). These Committees are comprised solely of Directors who are not “interested persons” of the Fund as that term is defined in the 1940 Act. The duties of these Committees for each Fund are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Boards, including the nomination of members of other Board Committees and the selection of legal counsel for a Fund. The Committee met six times during the fiscal year ended December 31, 2007, [•] times during the fiscal year ended September 30, 2007 and [•] times during the fiscal year ended October 31, 2007. Members of the Committee, Messrs. McPherson (Chairman), Maher, Richie, Shafer and Whitson, General Galvin, and Mses. Fonseca and Michel, are the independent Directors of the Fund. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and the adviser between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, this Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. The Committee met three times during the fiscal year ended December 31, 2007, [•] times during the

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fiscal year ended September 30, 2007 and [•] times during the fiscal year ended October 31, 2007. Members of this Committee are Messrs. Whitson (Chairman), Maher and Richie and General Galvin.

Director Nominating Committee. Members of the Director Nominating Committee (the “Nominating Committee”) are Messrs. Shafer (Chairman) and McPherson and Ms. Michel. The Committee met two times during the fiscal year ended December 31, 2007, [•] times during the fiscal year ended September 30, 2007 and [•] times during the fiscal year ended October 31, 2007. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a stockholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such stockholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by stockholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A stockholder or group of stock (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least $10,000 of the Fund’s shares for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of stockholders at which Directors will be elected. Nominations will not be considered except in connection with such meetings of stockholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Fund’s Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Stockholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Stockholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as a disinterested Director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well

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as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

Proposed Committees

The Nominees have indicated that if they are elected, they intend to organize the following committees of the Board:

Board Governance Committee. This committee would recommend to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee would also review candidates for Board membership including candidates recommended by Stockholders. The committee would also make recommendations to the Board regarding responsibilities and duties of the Board, oversee proxy voting and support the work of the Chairperson of the Board (the “Chairperson” in relation to furthering the interests of the Funds and their Stockholders on external matters.

Compliance Committee. This committee would support the Funds’ maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; would develop and implement, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and would provide a designated forum for the Funds’ CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee would review and oversee the contractual relationships with service providers and would receive and analyze reports covering the level and quality of services provided under contracts with the fund. It would also advise the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee. This committee would review and support product development, marketing, sales activity and practices related to the funds, and would report to the Board as appropriate.

Executive Committee. This committee would act for the Board between meetings of the Board.

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Investment Review Committee. This committee would review and oversee the management of the Funds’ assets and would consider investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee. This committee would oversee the accounting and financial reporting processes of the Funds and internal controls over financial reporting and would oversee the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also would make recommendations regarding the selection of the Funds’ independent auditor and review and evaluate the qualifications, independence and performance of the auditor.

Procedures for Communications to the Board of Directors

Stockholders who want to communicate with the Board of Directors of their Fund or an individual Director, a stockholder must send written communications to 100 Park Avenue, New York, New York 10017, addressed to the Board of Directors of the Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

Executive Officers of the Funds

Information with respect to Executive Officers of your Fund is included in Appendix H to this Joint Proxy Statement.

Remuneration for Directors and Officers

Directors of a Fund who are not employees of Seligman or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Fund and the other investment companies in the Seligman Funds. This fee is separate from any payments that any Nominee or continuing Director (following the Closing) might receive from the RiverSource funds. For the year ended December 31, 2007, each Fund paid each Director a portion of an aggregate retainer fee in the amount (for each Director that served for a full year) of $[•]. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Fund and the other investment companies of the Seligman Funds meeting on the same day.

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The Directors are also reimbursed for the expenses of attending meetings. There were seven Directors who were not employees of Seligman or its affiliates at the beginning of 2007. Following the Meeting, assuming all Nominees are elected as Directors of the Corporation, there will be one Director who is an employee of RiverSource or its affiliates. Total Directors’ fees paid by a Fund to the current Directors who received compensation from the Funds for the year ended December 31, 2007 are outlined in Appendix I to this Joint Proxy Statement.

No compensation is paid by the Fund or Funds to Directors or officers of the Fund or Funds, as applicable, who are employees or officers of Seligman.

Required Vote

Election of Directors requires a vote by a plurality of the shares of the Fund or Company, as applicable, voted at the Meeting, except that election of Directors of each of the Seligman High Income Fund Series, Seligman Municipal Trust Series and Seligman Pennsylvania Municipal Fund Series requires a majority of each Fund’s shares voted at the Meeting.

YOUR FUND’S BOARD HAS CONCLUDED THAT THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE FUNDS OR COMPANIES IF THE CLOSING OCCURS IS IN THE BEST INTERESTS OF STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL NOMINEES.

OTHER INFORMATION

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Joint Proxy Statement/Simultaneous Meetings

This Joint Proxy Statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each Fund. The meetings will be held simultaneously with each proposal being voted on separately by Stockholders of each Fund or Company, as applicable. If any stockholder objects to the holding of simultaneous meetings, the Stockholder may move for an adjournment of his or her Fund’s meeting to a time immediately after the simultaneous meetings so that a

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meeting of that Fund may be held separately. If a stockholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

Submission of Stockholder Proposals

The Funds do not hold annual meetings of stockholders. Stockholders who wish to make a proposal at a Fund’s next special meeting, that will not be included in the Fund’s proxy materials, must notify the relevant Fund a reasonable amount of time before the Fund begins to print and mail its proxy materials. The fact that a Fund receives a stockholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, as there are other requirements in the proxy rules relating to such inclusion.

If a stockholder who wishes to submit a proposal fails to timely notify the relevant Fund, the persons named as proxies for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the persons named as proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

5% Share Ownership

Appendix J to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A Stockholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of such Fund. The Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s outstanding shares as of the Record Date.

Expenses

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by RiverSource pursuant to the terms of the Stock Purchase Agreement, and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Funds, Seligman, Seligman Advisors, Inc., Seligman Services, Inc., SDC and RiverSource

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and its affiliates and the Funds may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. [The Funds have engaged Computershare Fund Services, 199 Water Street, New York, NY 10038 to assist in soliciting for a fee of up to an aggregate of $[•] plus expenses.]

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of stockholders instead of delivering one copy of a document to each stockholder in the household. Stockholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: 100 Park Avenue, New York, New York 10017.

Stockholder Reports

Each Fund will furnish, without charge, a copy of its most recent annual report and, if applicable, its most recent semiannual report subsequent to such annual report, to its Stockholders on request. Requests for a report should be directed to the relevant Fund by mail to 100 Park Avenue, New York, New York 10017, or by calling Seligman Data Corp. at 1-800-221-2450.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TOUCH-TONE TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Directors,

Paul B. Goucher,

Secretary

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It is important that you authorize proxies promptly. All stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed proxy card, by calling the toll-free number listed on the enclosed proxy card, or by mailing the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States.

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APPENDIX A

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below, which in each case equals the number of votes to which the stockholders of such class of such Fund are entitled.

	Class A	Class B	Class C	Class C2	Class I	Class R
Seligman Capital Fund
Seligman Cash Management Fund
Seligman Common Stock Fund
Seligman Communications and Information Fund
Seligman Frontier Fund
Seligman Global Fund Series, Inc.
Seligman Emerging Markets Fund
Seligman Global Growth Fund
Seligman Global Smaller Companies Fund
Seligman Global Technology Fund
Seligman International Growth Fund
Seligman Growth Fund, Inc.
Seligman High Income Fund Series
Seligman High-Yield Fund
Seligman U.S. Government Securities Fund
Seligman Income and Growth Fund
Seligman Core Fixed Income Fund
Seligman LaSalle Real Estate Fund Series, Inc.
Seligman LaSalle Global Real Estate Fund
Seligman LaSalle Monthly Dividend Real Estate Fund
Seligman New Jersey Municipal Fund, Inc.
Seligman Pennsylvania Municipal Fund Series
Seligman Municipal Fund Series, Inc
Seligman National Municipal Fund
Seligman Colorado Municipal Fund
Seligman Georgia Municipal Fund
Seligman Louisiana Municipal Fund
Seligman Maryland Municipal Fund
Seligman Massachusetts Municipal Fund

A-1

	Class A	Class B	Class C	Class C2	Class I	Class R
Seligman Michigan Municipal Fund
Seligman Minnesota Municipal Fund
Seligman Missouri Municipal Fund
Seligman New York Municipal Fund
Seligman Ohio Municipal Fund
Seligman Oregon Municipal Fund
Seligman South Carolina Municipal Fund
Seligman Municipal Series Trust
Seligman California High-Yield Municipal Series
Seligman California Quality Municipal Series
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series
Seligman TargetHorizon ETF Portfolios, Inc.
Seligman TargETFund 2045
Seligman TargETFund 2035
Seligman TargETFund 2025
Seligman TargETFund 2015
Seligman TargETFund Core
Seligman Asset Allocation Series, Inc.
Seligman Asset Allocation Aggressive Growth Fund
Seligman Asset Allocation Balanced Fund
Seligman Asset Allocation Growth Fund
Seligman Asset Allocation Moderate Growth Fund
Seligman Value Fund Series, Inc.
Seligman Large-Cap Value Fund
Seligman Smaller-Cap Value Fund
Seligman Portfolios, Inc.
Seligman Capital Portfolio
Seligman Cash Management Portfolio
Seligman Common Stock Portfolio
Seligman Communications and Information Portfolio
Seligman Global Technology Portfolio
Seligman International Growth Portfolio
Seligman Investment Grade Fixed Income Portfolio
Seligman Large-Cap Value Portfolio
Seligman Smaller-Cap Value Portfolio

A-2

APPENDIX B

More Information on RiverSource and Seligman

RiverSource currently manages certain funds with investment objectives similar to those of the Seligman Funds. The table below sets forth each such fund, its net assets as of June 30, 2008, its currently effective annual rate of management fee, and any currently effective management fee waivers.

Seligman Fund Name/RiverSource Fund Name	Net Assets	Management Fee	Management Fee Waiver

[To come]

RiverSource’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o RiverSource Investments LLC, 200 Ameriprise Financial Center, Minneapolis, MN.

Name	Principal Occupation
Patrick T. Bannigan	Director and Senior Vice President – Asset Management, Products and Marketing of RiverSource Investments, LLC. Mr. Bannigan is also Director, and Vice President – Asset Management, Products and Marketing for RiverSource Distributors, Inc. and President of the RiverSource Funds.

Peter A. Gallus	Senior Vice President and Chief Operating Officer of RiverSource Investments, LLC. Mr. Gallus is also Vice President – Investment Administration for Ameriprise Financial and Vice President – CAO Investment Management for Ameriprise Financial Services. Mr. Gallus also serves as Assistant Vice President of the RiverSource Funds.

Christopher P. Keating	Director, Vice President and Head of Institutional Sales, Client Service and Consultant Relationships of RiverSource Investments, LLC.

Michelle Keeley	Director and Executive Vice President – Equities and Fixed Income of RiverSource Investments, LLC. Ms. Keeley is also Executive Vice President – Equities and Fixed Income of Ameriprise Financial and Vice President – Investments of the Ameriprise Certificate Company. Ms. Keeley also serves as Vice President of the RiverSource Funds.

Name	Principal Occupation
Brian J. McGrane	Director, Vice President and Chief Financial Officer of RiverSource Investments, LLC. Mr. McGrane is also Senior Vice President and Lead Financial Officer for Ameriprise Financial.

Jennifer D. Lammers	Chief Compliance Officer of RiverSource Investments, LLC. Ms. Lammers is also U.S. Asset Management Chief Compliance Officer for Ameriprise Financial and Chief Compliance Officer for the RiverSource Funds, Ameriprise Certificate Company and Kenwood Capital Management LLC.

Scott R. Plummer	Chief Legal Officer of RiverSource Investments, LLC. Mr. Plummer is also Vice President and Chief Counsel, Asset Management for Ameriprise Financial and Vice President, General Counsel and Secretary of the RiverSource Funds and Ameriprise Certificate Company.

William F. Truscott	President, Chairman of the Board and Chief Investment Officer of RiverSource Investments, LLC. Mr. Truscott is also President – U.S. Asset Management and Chief Investment Officer of Ameriprise Financial, Chairman of the Board, Chief Executive Officer and President of RiverSource Distributors and Director, President and Chief Executive Officer of the Ameriprise Certificate Company. Mr. Truscott also serves as a Board Member and Vice President of the RiverSource Funds.

Seligman’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o 100 Park Avenue, New York, New York 10017.

Name	Principal Occupation
Michael J. Alpert	Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

John H. Clark	Managing Director, Director and Chief Administrative Officer, J. & W. Seligman & Co. Incorporated; Director of Seligman Advisors, Inc. and Seligman Services, Inc.

John B. Cunningham	Managing Director, Chief Investment Officer and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Name	Principal Occupation
Neil T. Eigen	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director of Seligman Advisors, Inc. and Seligman Services, Inc.

Paul B. Goucher	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Corporate Secretary of Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp.

Charles W. Kadlec	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director of Seligman Advisors, Inc., Director and President of Seligman Services, Inc.

J. Eric Misenheimer	Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Thomas G. Moles	Managing Director, Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated; Director of Seligman Advisors, Inc., Director and Vice President of Seligman Services, Inc.

William C. Morris*	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics, Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.

Francis L. Mustaro	Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Albert A. Pisano	Senior Vice President, Law and Regulation and Chief Compliance Officer, J. & W. Seligman & Co. Incorporated; Senior Vice President and Chief Compliance Officer of Seligman Advisors, Inc. and Seligman Services, Inc.

Thomas G. Rose	Managing Director and Chief Financial Officer, J. & W. Seligman & Co. Incorporated

Name	Principal Occupation
Rodney G.D. Smith	Managing Director and Director, J. & W. Seligman & Co. Incorporated;, Director, Seligman Advisors, Inc. and Seligman Services, Inc.

David F. Stein	Director and Vice Chairman, J. & W. Seligman & Co. Incorporated; Director, Seligman Services, Inc. and Seligman Advisors, Inc.

Erik J. Voss	Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Paul H. Wick	Director, Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Brian T. Zino	Director and President, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman and Director, Seligman Data Corp.

*	Mr. Morris owns approximately 55% of the stock of Seligman.

APPENDIX C

Information Regarding the Subadvisers

LaSalle U.S.

LaSalle U.S.’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Principal Occupation
David Doherty	Chief Compliance Officer, LaSalle Investment Management (Securities), L.P.

Stanley Kraska, Jr.	Director and Chief Operation Officer, LaSalle Investment Management (Securities), L.P.

Keith Pauley	Director, LaSalle Investment Management (Securities), L.P.

Gordon Repp	Chief Legal Officer, LaSalle Investment Management (Securities), L.P.

Joseph J. Romenesko.	Treasurer, LaSalle Investment Management (Securities), L.P.

Kimball C. Woodrow	Director and Chief Executive Officer, LaSalle Investment Management (Securities), L.P.

LaSalle B.V.

LaSalle B.V.’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o Herengracht 471, 1017 BS Amsterdam, The Netherlands.

Name	Principal Occupation
Ernst-Jan De Leeuw	Director, LaSalle Investment Management Securities B.V.

David Doherty	Chief Compliance Officer, LaSalle Investment Management Securities B.V.

Robert Lafors	Managing Director, LaSalle Investment Management Securities B.V.

Gordon Repp	Chief Legal Officer, LaSalle Investment Management Securities B.V.

Matthew Sgrizzi	Director, LaSalle Investment Management Securities B.V.

LaSalle U.S. and LaSalle B.V. are 100% indirectly owned subsidiaries of Jones Lang LaSalle Incorporated. The address of Jones Lang LaSalle Incorporated is 200 East Randolph Drive, Chicago, Illinois 60601.

C-1

Wellington

Wellington’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o 75 State Street, Boston, MA 02109.

Name	Principal Occupation
Karl E. Bandtel	Partner and Executive Committee Member of Wellington Management Company, LLP

Cynthia M. Clarke	Partner and Chief Legal Officer of Wellington Management Company, LLP

Lucius T. Hill	Partner and Executive Committee Member of Wellington Management Company, LLP

James P. Hoffman	Partner and Executive Committee Member of Wellington Management Company, LLP

Jean M. Hynes	Partner and Executive Committee Member of Wellington Management Company, LLP

Selwyn J. Notelovitz	Partner and Chief Compliance Officer of Wellington Management Company, LLP

Saul J. Pannell	Partner and Executive Committee Member of Wellington Management Company, LLP

Phillip H. Perelmuter	Partner and Executive Committee Member of Wellington Management Company, LLP

John R. Ryan	Partner and Executive Committee Member of Wellington Management Company, LLP

Edward J. Steinborn	Partner and Chief Financial Officer of Wellington Management Company, LLP

Brendan J. Swords	Partner and Executive Committee Member of Wellington Management Company, LLP

Perry M. Traquina	Partner, President, CEO and Executive Committee Member of Wellington Management Company, LLP

C-2

APPENDIX D

Dates Upon Which Current Management Agreement and Current Subadvisory Agreements

Were Last Approved by Stockholders

Current Management Agreement

Fund	Date of Last Approval
Seligman Capital Fund	September 25, 2002
Seligman Cash Management Fund	April 10, 1991
Seligman Common Stock Fund	December 12, 1995
Seligman Communications and Information Fund	February 7, 1996
Seligman Frontier Fund	December 12, 1995
Seligman Global Fund Series, Inc.
Seligman Emerging Markets Fund	December 4, 2003
Seligman Global Growth Fund	December 4, 2003
Seligman Global Smaller Companies Fund	December 4, 2003
Seligman Global Technology Fund	May 9, 1994
Seligman International Growth Fund	December 4, 2003
Seligman Growth Fund, Inc.
Seligman High Income Fund Series
Seligman High-Yield Fund	December 12, 1995
Seligman U.S. Government Securities Fund	December 16, 1988
Seligman Income and Growth Fund	December 12, 1995
Seligman Core Fixed Income Fund	August 27, 2001
Seligman LaSalle Real Estate Fund Series, Inc.
Seligman LaSalle Global Real Estate Fund	December 27, 2006
Seligman LaSalle Monthly Dividend Real Estate Fund	July 2, 2003
Seligman New Jersey Municipal Fund, Inc.	December 16, 1988
Seligman Pennsylvania Municipal Fund Series	December 16, 1988
Seligman Municipal Fund Series, Inc
Seligman National Municipal Fund	December 16, 1988
Seligman Colorado Municipal Fund	December 16, 1988
Seligman Georgia Municipal Fund	December 16, 1988
Seligman Louisiana Municipal Fund	December 16, 1988
Seligman Maryland Municipal Fund	December 16, 1988
Seligman Massachusetts Municipal Fund	December 16, 1988
Seligman Michigan Municipal Fund	December 16, 1988
Seligman Minnesota Municipal Fund	December 16, 1988

Fund	Date of Last Approval
Seligman Missouri Municipal Fund	December 16, 1988
Seligman New York Municipal Fund	December 16, 1988
Seligman Ohio Municipal Fund	December 16, 1988
Seligman Oregon Municipal Fund	December 16, 1988
Seligman South Carolina Municipal Fund	December 16, 1988
Seligman Municipal Series Trust
Seligman California High-Yield Municipal Series	December 15, 1988
Seligman California Quality Municipal Series	December 15, 1988
Seligman Florida Municipal Series	December 15, 1988
Seligman North Carolina Municipal Series	December 15, 1988
Seligman TargetHorizon ETF Portfolios, Inc.
Seligman TargETFund 2045	September 21, 2006
Seligman TargETFund 2035	September 21, 2006
Seligman TargETFund 2025	September 15, 2005
Seligman TargETFund 2015	September 15, 2005
Seligman TargETFund Core	September 15, 2005
Seligman Asset Allocation Series, Inc.
Seligman Asset Allocation Aggressive Growth Fund	December 15, 1995
Seligman Asset Allocation Balanced Fund	December 15, 1995
Seligman Asset Allocation Growth Fund	December 15, 1995
Seligman Asset Allocation Moderate Growth Fund	December 15, 1995
Seligman Value Fund Series, Inc.
Seligman Large-Cap Value Fund	April 7, 1997
Seligman Smaller-Cap Value Fund	April 7, 1997
Seligman Portfolios, Inc.
Seligman Capital Portfolio	December 16, 1998
Seligman Cash Management Portfolio	December 16, 1998
Seligman Common Stock Portfolio	December 16, 1998
Seligman Communications and Information Portfolio	[•]
Seligman Global Technology Portfolio	[•]
Seligman International Growth Portfolio	December 4, 2003
Seligman Investment Grade Fixed Income Portfolio	December 16, 1998
Seligman Large-Cap Value Portfolio	April 30, 1998
Seligman Smaller-Cap Value Portfolio	April 30, 1998

Current Subadvisory Agreements

Fund	Date of Last Approval
Seligman Emerging Markets Fund	December 4, 2003
Seligman Global Growth Fund	December 4, 2003
Seligman Global Smaller Companies Fund	December 4, 2003
Seligman International Growth Fund	December 4, 2003
Seligman International Growth Portfolio	December 4, 2003
Seligman LaSalle Monthly Dividend Real Estate Fund	July 2, 2003

APPENDIX E

Form of Proposed Advisory Agreement

FORM OF

INVESTMENT MANAGEMENT SERVICES AGREEMENT

This Agreement dated as of                     , is by and between RiverSource Investments, LLC (the “Investment Manager”), a Minnesota limited liability company and [name of Registrant] (the “Registrant”), [a                  corporation], [on behalf of its underlying series listed in Schedule A (the term “Fund” or “Funds” is used to refer to either the Registrant or its underlying series, as context requires)].

Part One: INVESTMENT MANAGEMENT AND OTHER SERVICES

(1)	The Fund hereby retains the Investment Manager, and the Investment Manager hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives and policies, which securities in the Investment Manager’s discretion shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to prepare and make available to the Fund all necessary research and statistical data in connection therewith; to furnish all other services of whatever nature required in connection with the management of the Fund as provided under this Agreement; and to pay such expenses as may be provided for in Part Three; subject always to the direction and control of the Board of Directors (the “Board”) and the authorized officers of the Fund. The Investment Manager agrees to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned and to maintain adequate oversight over any service providers including subadvisers hired to provide services and to perform the functions herein mentioned. The Investment Manager agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Investment Manager’s performance under this Agreement. The Fund agrees that the Investment Manager may subcontract for certain of the services described under this Agreement with the understanding that there shall be no diminution in the quality or level of services and also with the understanding, that the Investment Manager shall obtain such approval from the Fund’s Board and/or its stockholders as is required by law, rules and regulations promulgated thereunder, terms of the Agreement, resolutions of the Board and commitments of the Investment Manager.

(2)	The Investment Manager agrees that the investment advice and investment decisions will be in accordance with general investment policies of the Fund as disclosed to the Investment Manager from time to time by the Fund and as set forth in the prospectus and registration statement filed with the United States Securities and Exchange Commission (the “SEC”).

(3)	The Investment Manager agrees to provide such support as required or requested by the Board in conjunction with voting proxies solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time. In the event that the Board, in its sole discretion, delegates proxy voting authority to the Investment Manager, the Investment Manager will determine how voting and other rights with respect to securities in which the Fund’s assets may be invested from time to time will be exercised, subject to the control of the Board. Absent such a delegation, the Board will exercise sole voting power with respect to all such proxies.

(4)	The Investment Manager agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund including the acquisition or disposition of securities, proxy voting and safekeeping of assets.

(5)	The Fund agrees that it will furnish to the Investment Manager any information that the latter may reasonably request with respect to the services performed or to be performed by the Investment Manager under this Agreement.

(6)

In selecting broker-dealers for execution, the Investment Manager will seek to obtain best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, the Investment Manager will consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, the Investment Manager may execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Investment Manager shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker-dealers through which transactions are executed.

(7)	Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under this Agreement, neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its stockholders or creditors. Each of the Investment Manager, and its respective directors, officers, partners, principals, employees and agents, shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. The Fund understands and acknowledges that the Investment Manager does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Fund may have under such laws or regulations.

Part Two: COMPENSATION TO THE INVESTMENT MANAGER

(1)	The Fund agrees to pay to the Investment Manager, and the Investment Manager covenants and agrees to accept from the Fund in full payment for the services furnished, a fee as set forth in Schedule A.

(2)	The fee shall be paid on a monthly basis and, in the event of the termination of this Agreement, in whole or in part with respect to any Fund, the fee accrued shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.

(3)	The fee provided for hereunder shall be paid in cash by the Fund to the Investment Manager within five business days after the last day of each month.

Part Three: ALLOCATION OF EXPENSES

(1)	The Fund agrees to pay:

(a)	Fees payable to the Investment Manager for its services under the terms of this Agreement.

(b)	Taxes.

(c)	Brokerage commissions and charges in connection with the purchase and sale of assets.

(d)	Custodian fees and charges.

(e)	Premium on the bond required by Rule 17g-1 under the Investment Company Act of 1940.

(f)	Fees and expenses of attorneys (i) it employs in matters not involving the assertion of a claim by a third party against the Fund, its Board members and officers, (ii) it employs in conjunction with a claim asserted by the Board against the Investment Manager, except that the Investment Manager shall reimburse the Fund for such fees and expenses if it is ultimately determined by a court of competent jurisdiction, or the Investment Manager agrees, that it is liable in whole or in part to the Fund, (iii) it employs to assert a claim against a third party, and (iv) it or the Investment Manager employs, with the approval of the Board, to assist in the evaluation of certain investments or other matters related to the management of the Fund.

(g)	Fees paid for the qualification and registration for public sale of the securities of the Fund under the laws of the United States and of the several states in which such securities shall be offered for sale.

(h)	Fees of consultants employed by the Fund.

(i)	Board member, officer and employee expenses which shall include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, and all other benefits paid to or provided for Board members, officers and employees, directors and officers liability insurance, errors and omissions liability insurance, worker’s compensation insurance and other expenses applicable to the Board members, officers and employees, except the Fund will not pay any fees or expenses of any person who is an officer or employee of the Investment Manager or its affiliates.

(j)	Filing fees and charges incurred by the Fund in connection with filing any amendment to its organizational documents, or incurred in filing any other document with the state where the Fund is organized or its political subdivisions.

(k)	Organizational expenses of the Fund.

(l)	Expenses incurred in connection with lending portfolio securities of the Fund.

(m)	Expenses properly payable by the Fund, approved by the Board.

(n)	Other expenses payable by the Fund pursuant to separate agreement of the Fund and any of its service providers.

(2)	Unless the Fund is obligated to pay an expense pursuant to Part Three, Section I, above, the Investment Manager agrees to pay all expenses associated with the services it provides under the terms of this Agreement.

Part Four: MISCELLANEOUS

(1)	The Investment Manager shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund.

(2)	A “full business day” shall be as defined in the By-laws of the Fund.

(3)	The Fund acknowledges that the Investment Manager and its affiliates may perform investment advisory services for other clients, so long as the Investment Manager’s services to the Fund under this Agreement are not impaired thereby. The Investment Manager and its affiliates may give advice or take action in the performance of duties to other clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund, and that the Investment Manager and its affiliates may trade and have positions in securities of issuers where the Fund may own equivalent or related securities, and where action may or may not be taken or recommended for the Fund. Nothing in this Agreement shall be deemed to impose upon the Investment Manager or any of its affiliates any obligation to purchase or sell, or recommend for purchase or sale for the Fund, any security or any other property that the Investment Manager or any of its affiliates may purchase, sell or hold for its own account or the account of any other client. Notwithstanding any of the foregoing, the Investment Manager shall allocate investment opportunities among its clients, including the Fund, in an equitable manner, consistent with its fiduciary obligations. By reason of their various activities, the Investment Manager and its affiliates may from time to time acquire information about various corporations and their securities. The Fund recognizes that the Investment Manager and its affiliates may not always be free to divulge such information, or to act upon it.

(4)

Neither this Agreement nor any transaction pursuant hereto shall be invalidated or in any way affected by the fact that Board members, officers, agents and/or stockholders of the Fund are or may be interested in the Investment Manager or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of the Investment Manager are or may be interested in the Fund as Board members, officers, stockholders, or otherwise; or that the Investment Manager or any successor or assignee, is or may be interested in the Fund as stockholder or otherwise, provided, however, that neither the Investment Manager, nor any officer, Board member or employee thereof or of the Fund, shall sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations or orders of the SEC.

(5)	Any notice under this Agreement shall be given in writing, addressed, and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party’s principal place of business in Minneapolis, Minnesota, or to such other address as either party may designate in writing mailed to the other.

(6)	The Investment Manager agrees that no officer, director or employee of the Investment Manager will deal for or on behalf of the Fund with himself as principal or agent, or with any corporation or partnership in which he may have a financial interest, except that this shall not prohibit:

(a)	Officers, directors or employees of the Investment Manager from having a financial interest in the Fund or in the Investment Manager.

(b)	The purchase of securities for the Fund, or the sale of securities owned by the Fund, through a security broker or dealer, one or more of whose partners, officers, directors or employees is an officer, director or employee of the Investment Manager, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

(c)	Transactions with the Fund by a broker-dealer affiliate of the Investment Manager as may be allowed by rule or order of the U.S. Securities and Exchange Commission and if made pursuant to procedures adopted by the Board.

(7)	The Investment Manager agrees that, except as herein otherwise expressly provided or as may be permitted consistent with the use of a broker-dealer affiliate of the Investment Manager under applicable provisions of the federal securities laws, neither it nor any of its officers, directors or employees shall at any time during the period of this Agreement, make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except shares issued by the Fund) or other assets by or for the Fund.

(8)	All information and advice furnished by the Investment Manager to the Fund under this Agreement shall be confidential and shall not be disclosed to third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Fund to the Investment Manager under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where it is necessary to effect transactions or provide other services to the Fund, or where the Fund requests or authorizes the Investment Manager to do so. The Investment Manager may share information with its affiliates in accordance with its privacy policies in effect from time to time.

(9)	This Agreement shall be governed by the laws of the State of Minnesota.

Part Five: RENEWAL AND TERMINATION

(1)	This Agreement shall continue in effect until [DATE – two years from date of agreement] or until a new agreement is approved by a vote of the majority of the outstanding shares of the Fund and by vote of the Board, including the vote required by (b) of this paragraph, and if no new agreement is so approved, this Agreement shall continue from year to year thereafter unless and until terminated by either party as hereinafter provided, except that such continuance shall be specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding shares of the Fund and (b) by the vote of a majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term “interested person” shall have the same meaning as set forth in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “1940 Act”). As used in this agreement, the term “majority of the outstanding shares of the Fund” shall have the same meaning as set forth in the 1940 Act.

(2)	This Agreement may be terminated, with respect to each underlying series of the Fund, by either the Fund or the Investment Manager at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Fund.

(3)	This Agreement shall terminate in the event of its assignment, the term “assignment” for this purpose having the same meaning as set forth in the 1940 Act.

(4)	Non-material amendments or modifications to this Agreement as may be permitted by the 1940 Act will only be made effective upon written agreement executed by the Investment Manager and the Board.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

[NAME OF REGISTRANT]

By:
Patrick T. Bannigan
President

RIVERSOURCE INVESTMENTS, LLC

By:
William F. Truscott
President and Chief Investment Officer

Schedule A

Asset Charge

The asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table, below:

Fund	Net Assets (billions)		Annual rate at each asset level
[list fund(s)]	[insert schedule	]	[insert fees	]

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

Form of Proposed Subadvisory Agreement

(Seligman LaSalle Monthly Dividend Real Estate Fund)

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT, dated                      between RIVERSOURCE INVESTMENTS, LLC, a Minnesota limited liability company (the “Manager”) and LASALLE INVESTMENT MANAGEMENT (SECURITIES), L.P., a Maryland limited partnership (the “Subadviser”).

WHEREAS, the Manager has entered into an Investment Management Services Agreement, dated as of the date hereof (the “Management Agreement”), with Seligman LaSalle Real Estate Fund Series, Inc. (the “Corporation”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), to render or contract to obtain assistance in rendering investment management services to Seligman LaSalle Monthly Dividend Real Estate Fund (the “Fund”), a separate series of the Corporation, and to administer the business and other affairs of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to assist in providing investment advisory and other services to the Fund, and the Subadviser is willing to render such services, effective as of the commencement of the Fund’s operations (the “Effective Date”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.  Duties of the Subadviser.  (a) Subject in each case to the control of the Board of Directors of the Corporation (the “Board”) and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Fund (the “Registration Statement”) and the requirements of the 1940 Act, and in conjunction with and under the supervision of the Manager, the Subadviser agrees to furnish the Manager and the Fund with such investment advice, research and assistance as the Manager or the Fund shall from time to time reasonably request. Without limiting the generality of the foregoing, Subadviser shall manage the investments of the Fund in accordance with the Registration Statement and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), and such other limitations as the Manager or the Board may institute and inform the Subadviser in writing are applicable.

(b)	Subject to the foregoing, the Subadviser shall (i) participate in the development of the Fund’s overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, and (v) cause the execution of trades; provided that, until Subadviser is notified otherwise by the Manager, the Manager shall determine (in consultation with the Subadviser) the amount of assets that shall be Uninvested Assets (as defined below) of the Fund and retain the authority and responsibility for investment and reinvestment of Uninvested Assets. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. The Subadviser will make available representatives to report in person to the Board at least semi-annually on investment results, regulatory compliance with respect to the Fund’s investments and other matters that the Manager or the Board may reasonably request. The Subadviser shall also provide such reports and other information to the Manager or the Board as such persons may reasonably request. For purposes of this Section 1(b), “Uninvested Assets” means any assets of the Fund that are in cash, cash equivalents or money market instruments.

(c)	The Subadviser agrees to provide, subject to any obligations or undertakings by the Manager reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Fund which may be reasonably necessary, under applicable laws, to allow the Corporation or its agent to present historical performance information concerning the Subadviser’s substantially similarly managed accounts and funds, for inclusion in the Fund’s Prospectus(es) and any other reports and materials prepared by the Corporation or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

(d)

Portfolio accounting and pricing for the Fund will be the ultimate responsibility of a third party accounting agent or administrator; however, in the event that an asset under the supervision of the Subadviser cannot be priced by a pricing source authorized by the Manager or market quotations are not readily available (as contemplated in the Fund’s valuation procedures), the Subadviser will provide the third party accounting agent or administrator with the “fair value” for such asset in accordance with the Fund’s valuation procedures. With respect to Fund investments under the supervision of the Subadviser, the Subadviser shall provide reasonable assistance to the Manager and the Fund’s custodians (“Custodians”), third party accounting agents and administrators to assist in trade settlement, dividend processing and corporate actions affecting the Fund’s investments and will provide to the Manager and such Custodians, third party accounting agents or administrators executed trade information which may be transmitted by computer or other acceptable electronic medium. Subadviser will not be responsible for any loss to the extent incurred by reason of any act or omission of any of the third party accounting agents or administrators or Custodians and will not take custody of any Fund investments.

(e)	The Subadviser agrees to keep, and to preserve for the prescribed periods, all records relating to its activities hereunder that are required by the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Subadviser hereby agrees that any and all records which it maintains for the Fund are the property of the Corporation and further agrees to surrender promptly to the Corporation copies of any of such records upon the Fund’s or the Manager’s request, provided, however, that Subadviser may retain copies of any records. Nothing herein shall prohibit the Subadviser from using the performance track record of the Fund, including following any termination of this Agreement, to the extent such use is otherwise consistent with applicable law, rules and regulations.

(f)	With respect to any investment company in the RiverSource complex of funds, (i) the Subadviser will not consult with any other subadviser to that investment company (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that investment company in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) if the Subadviser and any other subadviser are providing investment advice to that investment company, the investment advice provided by Subadviser to that investment company will be limited to the assets for which Subadviser is responsible. The Manager shall provide a current list of all subadvisers to the RiverSource complex of funds to the Subadviser and shall update such list promptly upon any additions or departures of subadvisers to the RiverSource complex of funds.

(g)	The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. However, subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; provided, however, that the Subadviser shall be liable for any loss incurred by the Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to the Subadviser which results, directly or indirectly, in an error in the net asset value of the Fund.

2.  Expenses.  The Subadviser shall furnish at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties hereunder, (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Fund, and (iii) all travel expenses in connection with its services to the Fund. Except for expenses specifically assumed or agreed to be paid by the Subadviser under this Agreement, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (i) interest and taxes, (ii) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and (iii) custodian, third party accounting agent or administrator fees and expenses.

3.  Compensation.  (a) As compensation for the services performed by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee equal to 50% of the amount of the investment management fee payable to the Manager with respect to that month pursuant to the terms of the Management Agreement then in effect. Such compensation shall be paid by the Manager to the Subadviser as soon as practicable following receipt by the Manager of its investment management fees from the Fund (but no later than 10 business days following such receipt).

(b)	If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

(c)	Any fee payable to the Subadviser under this Agreement shall be paid to the Subadviser or to an affiliate of the Subadviser at an address or to an account designated by the Subadviser.

4.  Purchase and Sale of Assets.  (a) The Subadviser shall purchase securities and other assets from or through and sell securities or other assets to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and as the Board may direct from time to time. In providing the Fund with investment management and supervision, it is recognized that the Subadviser will seek best execution and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board may direct or authorize from time to time.

Notwithstanding the above, it is understood that it may be desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Fund.

(b)	Subadviser will not be responsible for any act or omission by brokers and dealers selected by the Subadviser in accordance with Section 1(g) of this Agreement, provided that such brokers or dealers were selected with reasonable care.

(c)	Subadviser may, to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate securities to be sold or purchased on behalf of the Fund with those of other clients.

5.  Subadviser’s Representations.  Subadviser represents, warrants and covenants to Corporation and the Manager that:

(a)	It is duly formed, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to enter into and perform its obligations under this Agreement;

(b)	It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

(c)	It is registered as an investment adviser under the Advisers Act;

(d)	Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

(e)	It shall deliver to the Corporation and the Manager (i) a copy of Subadviser’s Form ADV, Part II (or similar disclosure document) and each update thereof, (ii) Subadviser’s proxy voting policies and each update thereof, (iii) Subadviser’s Code of Ethics, including any code adopted under Rule 17j-1 of the 1940 Act, and each update thereof and (iv) such other information (e.g., disclosures, policies, violations of Code of Ethics or other materials) as reasonably requested by the Manager or the Board to the extent such information is required to be delivered or made available under the 1940 Act or Advisers Act or rules and regulations promulgated thereunder or in connection therewith;

(f)	Its Form ADV and each investment performance composite and accompanying disclosures provided by the Subadviser to the Manager or the Board include all material information that is required to be stated therein or necessary to make the statements therein not misleading;

(g)	It shall not execute trades with broker-dealers who are “affiliated persons” (within the meaning of the 1940 Act) of the Subadviser, without the prior approval of the Manager and, to the extent necessary to comply with the 1940 Act, the Board;

(h)	It shall notify the Manager and the Board of any change in the membership of its partnership within a reasonable time after such change;

(i)	It has adopted procedures reasonable necessary to prevent “access persons” (within the meaning of Rule 17j-1) from violating its Code of Ethics; and

(j)	It will promptly notify the Manager in writing in the event that any of the foregoing ceases to be true.

6.  Manager’s Representations.  Manager represents, warrants and covenants to Subadviser that:

(a)	It is duly formed, validly existing and in good standing under the laws of the State of Minnesota and has full power and authority to enter into and perform its obligations under this Agreement;

(b)	It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

(c)	It is registered as an investment adviser under the Advisers Act;

(d)	Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

(e)	Assuming the accuracy of the representations, warranties and covenants of the Subadviser contained herein and the due performance of the Subadviser of its obligations hereunder, the Fund’s Registration Statement, to Manager’s best knowledge, is in compliance in all material respects with applicable federal and state laws and regulations.

(f)	It will promptly notify the Subadviser in writing in the event that any of the foregoing ceases to be true.

7.  Service to Other Clients.  The services of the Subadviser are not to be deemed exclusive to the Fund, it being understood that the Subadviser may perform investment advisory services for various other clients, and it is acknowledged that the Subadviser may give advice and take action with respect to any of its other clients which may differ or be contrary to, advice given, or from timing or nature of actions taken, with respect to the assets of the Fund. To the extent permitted by applicable law, Subadviser may purchase, or recommend purchase, for the Fund securities owned by the Subadviser, its partners or affiliates, securities of companies for which an affiliate or Subadviser acts as financial adviser or performs other investment banking services, or securities of companies where partners or employees of Subadviser, or its affiliates, serve on the board of directors.

8.  Delivery of Documents and Notice of Events.  The Manager agrees to promptly furnish the Subadviser with the Management Agreement, the Fund’s Articles of Incorporation and Bylaws, the Fund’s Registration Statement, the Fund’s prospectus(es) and Statement of Additional Information, proxy statements, reports to stockholders, any policies properly Board authorized affecting management and any other items reasonably requested by the Subadviser. The Manager further agrees to promptly provide the Subadviser with copies of all amendments of or supplements to all of the foregoing.

9.  Indemnification.  (a) Subadviser agrees to hold harmless and indemnify the Manager from and against any loss or damages arising out of Subadviser’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on Subadviser’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

(b)	The Manager agrees to hold harmless and indemnify Subadviser from and against any loss or damages arising out of the Manager’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on the Manager’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

(c)	The Manager acknowledges and agrees that the Subadviser makes no representation, warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard index, including other clients of the Subadviser, whether public or private.

10.  Cooperation and Provision of Certain Information.  The Subadviser shall promptly notify the Manager (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Manager shall promptly notify the Subadviser (1) in the event the SEC or other governmental authority has censured the Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Manager promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement relating to Subadviser contained therein that becomes untrue in any material respect. As reasonably requested by the Manager or the Board and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will cooperate with, and provide assistance to, the Manager or the Corporation as needed in order for the Manager and the Corporation to comply with applicable laws, rules and regulations, including, but not limited to, compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder.

11.  Use of Names.  The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Corporation, the Fund or the Manager or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Corporation’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser thereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission, and Subadviser hereby expressly consents to the use of its name in the name of the Fund and the Corporation; and provided, further that in no event shall such approval be unreasonably withheld. The Manager and the Fund acknowledge and agree that the Subadviser may withdraw the use of its name in the Fund and the Corporation should it cease to act as subadviser to the Fund.

12.  Notices.  Any notice required or permitted hereunder shall, unless expressly permitted otherwise hereunder, be in writing and shall be given by personal service, mail, telex, or facsimile to the other party as set forth below. Notice shall be effective upon receipt if by mail, on the date of personal delivery (by private messenger, courier service or otherwise), or upon receipt of telex or facsimile, whichever occurs first.

Notice to the Manager shall be to:

RiverSource Investments, LLC

c/o Ameriprise Financial, Inc.

251 Ameriprise Financial Center

Minneapolis, MN 55474

Attn: President

Notice to the Subadviser shall be to:

LaSalle Investment Management (Securities), L.P.

100 East Pratt Street

Baltimore, Maryland 21202

Attn:

Notice to the Fund shall be to:

Seligman LaSalle Monthly Dividend Real Estate Fund

100 Park Avenue

New York, NY 10017

Attn: Secretary

A party may change its notice address at any time by written communication to the other parties.

13.  Term of Agreement.  This Agreement shall become effective on the Effective Date and shall continue in full force and effect until                     , and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. This Agreement may be terminated at any time, without payment of penalty, by the Fund on 60 days’ written notice to the Subadviser by vote of the Board or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. This Agreement also may be terminated by the Subadviser or the Manager as of the end of any calendar year upon not less than 60 days’ written notice to the other and to the Fund. This Agreement will automatically terminate in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement.

14.  Amendments.  This Agreement may be amended by consent of the parties hereto provided that the consent of the Fund is obtained in accordance with the requirements of the 1940 Act.

15.  Miscellaneous.  (a) Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior agreements and understandings, whether written or verbal.

(b)	Governing Law. This Agreement shall be construed and interpreted under the laws of the State of New York applicable to contracts executed and performed entirely in the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

(c)	Waiver. Failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered to be a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(d)	Enforceability. If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

(e)	Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

(f)	Headings. The section and paragraph headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

RIVERSOURCE INVESTMENTS, LLC

By:
Name:
Title:

LASALLE INVESTMENT MANAGEMENT (SECURITIES), L.P.

By:
Name:
Title:

Form of Proposed Subadvisory Agreement

(Seligman LaSalle Global Real Estate Fund)

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT, dated                      between RIVERSOURCE INVESTMENTS, LLC, a Minnesota limited liability company (the “Manager”) and LASALLE INVESTMENT MANAGEMENT (SECURITIES), L.P., a Maryland limited partnership (the “Subadviser”).

WHEREAS, the Manager has entered into an Investment Management Services Agreement, dated as of the date hereof (the “Management Agreement”), with Seligman LaSalle Real Estate Fund Series, Inc. (the “Corporation”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), to render or contract to obtain assistance in rendering investment management services to Seligman LaSalle Global Real Estate Fund (the “Fund”), a separate series of the Corporation, and to administer the business and other affairs of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to assist in providing investment advisory and other services to the Fund, and the Subadviser is willing to render such services, effective as of the commencement of the Fund’s operations (the “Effective Date”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.  Duties of the Subadviser.  (a) Subject in each case to the control of the Board of Directors of the Corporation (the “Board”) and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Fund (the “Registration Statement”) and the requirements of the 1940 Act, and in conjunction with and under the supervision of the Manager, the Subadviser agrees to furnish the Manager and the Fund with such investment advice, research and assistance as the Manager or the Fund shall from time to time reasonably request. Without limiting the generality of the foregoing, Subadviser shall manage the investments of the Fund in accordance with the Registration Statement and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), and such other limitations as the Manager or the Board may institute and inform the Subadviser in writing are applicable.

(b)	Subject to the foregoing, the Subadviser shall (i) participate in the development of the Fund’s overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, and (v) cause the execution of trades; provided that, until Subadviser is notified otherwise by the Manager, the Manager shall determine (in consultation with the Subadviser) the amount of assets that shall be Uninvested Assets (as defined below) of the Fund and retain the authority and responsibility for investment and reinvestment of Uninvested Assets. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. The Subadviser will make available representatives to report in person to the Board at least semi-annually on investment results, regulatory compliance with respect to the Fund’s investments and other matters that the Manager or the Board may reasonably request. The Subadviser shall also provide such reports and other information to the Manager or the Board as such persons may reasonably request. For purposes of this Section 1(b), “Uninvested Assets” means any assets of the Fund that are in cash, cash equivalents or money market instruments.

(c)	The Subadviser agrees to provide, subject to any obligations or undertakings by the Manager reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Fund which may be reasonably necessary, under applicable laws, to allow the Corporation or its agent to present historical performance information concerning the Subadviser’s substantially similarly managed accounts and funds, for inclusion in the Fund’s Prospectus(es) and any other reports and materials prepared by the Corporation or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

(d)

Portfolio accounting and pricing for the Fund will be the ultimate responsibility of a third party accounting agent or administrator; however, in the event that an asset under the supervision of the Subadviser cannot be priced by a pricing source authorized by the Manager or market quotations are not readily available (as contemplated in the Fund’s valuation procedures), the Subadviser will provide the third party accounting agent or administrator with the “fair value” for such asset in accordance with the Fund’s valuation procedures. With respect to Fund investments under the supervision of the Subadviser, the Subadviser shall provide reasonable assistance to the Manager and the Fund’s custodians (“Custodians”), third party accounting agents and administrators to assist in trade settlement, dividend processing and corporate actions affecting the Fund’s investments and will provide to the Manager and such Custodians, third party accounting agents or administrators executed trade information which may be transmitted by computer or other acceptable electronic medium. Subadviser will not be responsible for any loss to the extent incurred by reason of any act or omission of any of the third party accounting agents or administrators or Custodians and will not take custody of any Fund investments.

(e)	The Subadviser agrees to keep, and to preserve for the prescribed periods, all records relating to its activities hereunder that are required by the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Subadviser hereby agrees that any and all records which it maintains for the Fund are the property of the Corporation and further agrees to surrender promptly to the Corporation copies of any of such records upon the Fund’s or the Manager’s request, provided, however, that Subadviser may retain copies of any records. Nothing herein shall prohibit the Subadviser from using the performance track record of the Fund, including following any termination of this Agreement, to the extent such use is otherwise consistent with applicable law, rules and regulations.

(f)	With respect to any investment company in the RiverSource complex of funds, (i) the Subadviser will not consult with any other subadviser (other than a Subadviser Affiliate as defined in Section 13(c) below) (each a “Non-affiliated Subadviser”) to that investment company (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any Non-affiliated Subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that investment company in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) if the Subadviser and any Non-affiliated Subadviser are providing investment advice to that investment company, the investment advice provided by Subadviser to that investment company will be limited to the assets for which Subadviser is responsible. The Manager shall provide a current list of all Non-affiliated Subadvisers to the RiverSource complex of funds to the Subadviser and shall update such list promptly upon any additions or departures of such Non-affiliated Subadvisers to the RiverSource complex of funds.

(g)	The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. However, subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; provided, however, that the Subadviser shall be liable for any loss incurred by the Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to the Subadviser which results, directly or indirectly, in an error in the net asset value of the Fund.

2.  Expenses.  The Subadviser shall furnish at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties hereunder, (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Fund, and (iii) all travel expenses in connection with its services to the Fund. Except for expenses specifically assumed or agreed to be paid by the Subadviser under this Agreement, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (i) interest and taxes, (ii) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and (iii) custodian, third party accounting agent or administrator fees and expenses.

3.  Compensation.  (a) As compensation for the services performed by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee equal to 50% of the amount of the investment management fee payable to the Manager with respect to that month pursuant to the terms of the Management Agreement then in effect. Such compensation shall be paid by the Manager to the Subadviser as soon as practicable following receipt by the Manager of its investment management fees from the Fund (but no later than 10 business days following such receipt).

(b)	If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

(c)	Any fee payable to the Subadviser under this Agreement shall be paid to the Subadviser or to an affiliate of the Subadviser at an address or to an account designated by the Subadviser.

4.  Purchase and Sale of Assets.  (a) The Subadviser shall purchase securities and other assets from or through and sell securities or other assets to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and as the Board may direct from time to time. In providing the Fund with investment management and supervision, it is recognized that the Subadviser will seek best execution and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board may direct or authorize from time to time.

Notwithstanding the above, it is understood that it may be desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Fund.

(b)	Subadviser will not be responsible for any act or omission by brokers and dealers selected by the Subadviser in accordance with Section 1(g) of this Agreement, provided that such brokers or dealers were selected with reasonable care.

(c)	Subadviser may, to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate securities to be sold or purchased on behalf of the Fund with those of other clients.

5.  Subadviser’s Representations.  Subadviser represents, warrants and covenants to Corporation and the Manager that:

(a)	It is duly formed, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to enter into and perform its obligations under this Agreement;

(b)	It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

(c)	It is registered as an investment adviser under the Advisers Act;

(d)	Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

(e)	It shall deliver to the Corporation and the Manager (i) a copy of Subadviser’s Form ADV, Part II (or similar disclosure document) and each update thereof, (ii) Subadviser’s proxy voting policies and each update thereof, (iii) Subadviser’s Code of Ethics, including any code adopted under Rule 17j-1 of the 1940 Act, and each update thereof and (iv) such other information (e.g., disclosures, policies, violations of Code of Ethics or other materials) as reasonably requested by the Manager or the Board to the extent such information is required to be delivered or made available under the 1940 Act or Advisers Act or rules and regulations promulgated thereunder or in connection therewith;

(f)	Its Form ADV and each investment performance composite and accompanying disclosures provided by the Subadviser to the Manager or the Board include all material information that is required to be stated therein or necessary to make the statements therein not misleading;

(g)	It shall not execute trades with broker-dealers who are “affiliated persons” (within the meaning of the 1940 Act) of the Subadviser, without the prior approval of the Manager and, to the extent necessary to comply with the 1940 Act, the Board;

(h)	It shall notify the Manager and the Board of any change in the membership of its partnership within a reasonable time after such change;

(i)	It has adopted procedures reasonable necessary to prevent “access persons” (within the meaning of Rule 17j-1) from violating its Code of Ethics; and

(j)	It will promptly notify the Manager in writing in the event that any of the foregoing ceases to be true.

6.  Manager’s Representations.  Manager represents, warrants and covenants to Subadviser that:

(a)	It is duly formed, validly existing and in good standing under the laws of the State of Minnesota and has full power and authority to enter into and perform its obligations under this Agreement;

(b)	It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

(c)	It is registered as an investment adviser under the Advisers Act;

(d)	Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

(e)	Assuming the accuracy of the representations, warranties and covenants of the Subadviser contained herein and the due performance of the Subadviser of its obligations hereunder, the Fund’s Registration Statement, to Manager’s best knowledge, is in compliance in all material respects with applicable federal and state laws and regulations.

(f)	It will promptly notify the Subadviser in writing in the event that any of the foregoing ceases to be true.

7.  Service to Other Clients.  The services of the Subadviser are not to be deemed exclusive to the Fund, it being understood that the Subadviser may perform investment advisory services for various other clients, and it is acknowledged that the Subadviser may give advice and take action with respect to any of its other clients which may differ or be contrary to, advice given, or from timing or nature of actions taken, with respect to the assets of the Fund. To the extent permitted by applicable law, Subadviser may purchase, or recommend purchase, for the Fund securities owned by the Subadviser, its partners or affiliates, securities of companies for which an affiliate or Subadviser acts as financial adviser or performs other investment banking services, or securities of companies where partners or employees of Subadviser, or its affiliates, serve on the board of directors.

8.  Delivery of Documents and Notice of Events.  The Manager agrees to promptly furnish the Subadviser with the Management Agreement, the Fund’s Articles of Incorporation and Bylaws, the Fund’s Registration Statement, the Fund’s prospectus(es) and Statement of Additional Information, proxy statements, reports to stockholders, any policies properly Board authorized affecting management and any other items reasonably requested by the Subadviser. The Manager further agrees to promptly provide the Subadviser with copies of all amendments of or supplements to all of the foregoing.

9.  Indemnification.  (a) Subadviser agrees to hold harmless and indemnify the Manager from and against any loss or damages arising out of Subadviser’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on Subadviser’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

(b)	The Manager agrees to hold harmless and indemnify Subadviser from and against any loss or damages arising out of the Manager’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on the Manager’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

(c)	The Manager acknowledges and agrees that the Subadviser makes no representation, warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard index, including other clients of the Subadviser, whether public or private.

10.  Cooperation and Provision of Certain Information.  The Subadviser shall promptly notify the Manager (1) in the event the SEC or other governmental authority has censured the Subadviser or a LaSalle Affiliate (as defined in Section 13 hereof); placed limitations upon the activities, functions or operations of Subadviser or a LaSalle Affiliate; suspended or revoked the registration, if any, of Subadviser or a LaSalle Affiliate as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Manager shall promptly notify the Subadviser (1) in the event the SEC or other governmental authority has censured the Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Manager promptly of any material fact known to the Subadviser respecting or relating to the Subadviser or LaSalle Affiliate that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement relating to Subadviser or a LaSalle Affiliate contained therein that becomes untrue in any material respect. As reasonably requested by the Manager or the Board and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will cooperate with, and provide assistance to, the Manager or the Corporation as needed in order for the Manager and the Corporation to comply with applicable laws, rules and regulations, including, but not limited to, compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder.

11.  Use of Names.  The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Corporation, the Fund or the Manager or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Corporation’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission, and Subadviser hereby expressly consents to the use of its name in the name of the Fund and the Corporation; and provided, further that in no event shall such approval be unreasonably withheld. The Manager and the Fund acknowledge and agree that the Subadviser may withdraw the use of its name in the Fund and the Corporation should it cease to act as subadviser to the Fund.

12.  Notices.  Any notice required or permitted hereunder shall, unless expressly permitted otherwise hereunder, be in writing and shall be given by personal service, mail or facsimile to the other party as set forth below. Notice shall be effective upon receipt if by mail, on the date of personal delivery (by private messenger, courier service or otherwise), or upon receipt of a facsimile, whichever occurs first.

Notice to the Manager shall be to:

RiverSource Investments, LLC

c/o Ameriprise Financial, Inc.

251 Ameriprise Financial Center

Minneapolis, MN 55474

Attn: President

Notice to the Subadviser shall be to:

LaSalle Investment Management (Securities), L.P.

100 East Pratt Street

Baltimore, Maryland 21202

Attn: CEO

Notice to the Fund shall be to:

Seligman LaSalle Global Real Estate Fund

100 Park Avenue

New York, NY 10017

Attn: Secretary

A party may change its notice address at any time by written communication to the other parties.

13.  Term of Agreement.  (a) This Agreement shall become effective on the Effective Date and shall continue in full force and effect until                      and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. This Agreement may be terminated at any time, without payment of penalty, by the Fund on 60 days’ written notice to the Subadviser by vote of the Board or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. This Agreement also may be terminated by the Subadviser or the Manager as of that date or as of the end of any calendar year thereafter upon not less than 60 days’ written notice to the other and to the Fund.

(b)	This Agreement will automatically terminate in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement.

(c)	Notwithstanding the prohibition on assignment in paragraph (b) of this Section 13, the Subadviser may retain LaSalle Investment Management Securities B.V., an entity organized under the laws of the Netherlands, or any other affiliate of Subadviser (collectively, the “Subadviser Affiliates”, and together with the directors, officers, employees and agents of the Subadviser Affiliates, the “LaSalle Affiliates”) to provide advisory services to the Fund; provided that (i) Subadviser shall supervise such LaSalle Affiliates with respect to investment advisory services provided to the Fund; (ii) Subadviser shall remain responsible for the due performance of Subadviser’s obligations hereunder and shall be responsible for any acts or omissions of such LaSalle Affiliates to the same extent that Subadviser would be responsible for such acts or omissions under the terms of this Agreement if Subadviser had acted or omitted to act; (iii) each Subadviser Affiliate executes an agreement with Subadviser that includes terms substantially similar to those set forth in Appendix A and any terms required under the 1940 Act (e.g., no assignment and required termination provisions), and such agreement is approved by the Corporation’s Board of Directors and stockholders of the Funds to the extent required by the 1940 Act; and (iv) Subadviser and not the Fund or the Manager shall pay any fees or expenses that may be payable to any LaSalle Affiliate.

14.  Amendments.  This Agreement may be amended by consent of the parties hereto provided that the consent of the Fund is obtained in accordance with the requirements of the 1940 Act.

15.  Miscellaneous.  (a) Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior agreements and understandings, whether written or verbal.

(b)	Governing Law. This Agreement shall be construed and interpreted under the laws of the State of New York applicable to contracts executed and performed entirely in the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

(c)	Waiver. Failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered to be a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(d)	Enforceability. If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

(e)	Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

(f)	Headings. The section and paragraph headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

RIVERSOURCE INVESTMENTS, LLC

By
Name:
Title:

LASALLE INVESTMENT MANAGEMENT (SECURITIES), L.P.

By its General Partner, LASALLE INVESTMENT MANAGEMENT (SECURITIES), INC.

By
Name:
Title:

APPENDIX A

Required Terms of Agreement between Subadviser and its affiliates

Representations and Covenants of Subadviser Affiliates.

(a)	It is duly formed, validly existing and in good standing under the laws of the country/state where organized and has full power and authority to enter into and perform its obligations under this Agreement;

(b)	It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

(c)	It is registered as an investment adviser under the Advisers Act;

(d)	Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

(e)	It shall deliver to the Corporation and the Manager (i) a copy of its Form ADV, Part II (or similar disclosure document) and each update thereof, (ii) its proxy voting policies and each update thereof, (iii) its Code of Ethics, including any code adopted under Rule 17j-1 of the 1940 Act, and each update thereof and (iv) such other information (e.g., disclosures, policies, violations of Code of Ethics or other materials) as reasonably requested by the Manager or the Board to the extent such information is required to be delivered or made available under the 1940 Act or Advisers Act or rules and regulations promulgated thereunder or in connection therewith;

(f)	Its Form ADV and each investment performance composite and accompanying disclosures provided by it to the Manager or the Board include all material information that is required to be stated therein or necessary to make the statements therein not misleading;

(g)	It shall not execute trades with broker-dealers who are “affiliated persons” (within the meaning of the 1940 Act) of it or the Subadviser, without the prior approval of the Manager and, to the extent necessary to comply with the 1940 Act, the Board;

(h)	If a partnership, it shall notify the Manager and the Board of any change in the membership of its partnership within a reasonable time after such change;

(i)	It has adopted procedures reasonable necessary to prevent “access persons” (within the meaning of Rule 17j-1) from violating its Code of Ethics;

(j)	It will make available representatives to report in person to the Board on investment results, regulatory compliance with respect to the Fund’s investments and other matters to the extent the Manager or the Board may reasonably request. It shall also provide such reports and other information to the Manager or the Board as such persons may reasonably request;

(k)	As reasonably requested by the Manager or the Board and in accordance with the scope of the obligations and responsibilities contained in this Agreement, it will cooperate with, and provide assistance to, Subadviser, Manager or the Corporation as needed in order for Subadviser, Manager and the Corporation to comply with applicable laws, rules and regulations, including, but not limited to, compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder;

(l)	With respect to any investment company in the RiverSource complex of funds, (i) it will not consult with any other subadviser (other than the Subadviser or its affiliates) (each a “Non-affiliated Subadviser”) to that investment company (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any Non-affiliated Subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that investment company in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) if it and any Non-affiliated Subadviser are providing investment advice to that investment company, the investment advice provided by it to that investment company will be limited to the assets for which it is responsible; and

(m)	It will promptly notify the Manager in writing in the event that any of the foregoing ceases to be true.

Form of Proposed Subadvisory Agreement

(Seligman Emerging Markets Fund, Seligman Global Growth Fund,

Seligman Global Smaller Companies Fund and Seligman International Growth Fund)

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT, dated                      between RIVERSOURCE INVESTMENTS, LLC, a Minnesota limited liability company (the “Manager”) and WELLINGTON MANAGEMENT COMPANY, L.L.P., a Massachusetts limited liability partnership (the “Subadviser”).

WHEREAS, the Manager has entered into an Investment Management Services Agreement, dated as of the date hereof (the “Management Agreement”), with Seligman Global Fund Series, Inc. (the “Corporation”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), to render or contract to obtain assistance in rendering investment management services to the Corporation, and to administer the business and other affairs of the Corporation; and

WHEREAS, the Manager desires to retain the Subadviser to assist in providing investment advisory and other services to the Corporation’s Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (the “Subadvised Funds”), and the Subadviser is willing to render such services, effective as of the date first written above (the “Effective Date”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

Duties of the Subadviser. 2. Subject in each case to the control of the Board of Directors of the Corporation (the “Board”) and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Subadvised Funds (the “Registration Statement”) and the requirements of the 1940 Act, and in conjunction with and under the supervision of the Manager, the Subadviser agrees to furnish the Manager and the Corporation with such investment advice, research and assistance as the Manager or the Corporation shall from time to time reasonably request. Without limiting the generality of the foregoing, Subadviser shall manage the investments of each Subadvised Fund in accordance with the Registration Statement and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), and such other limitations as the Manager or the Board may institute and inform the Subadviser in writing are applicable.

Subject to the foregoing, the Subadviser shall (i) participate in the development of each Subadvised Fund’s overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to each Subadvised Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, (v) cause the execution of trades, including foreign exchange dealings and (vi) unless otherwise agreed to by the Manager, vote proxies solicited by or with respect to issuers of securities in which assets of the Subadvised Funds may be invested from time to time. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Subadvised Fund’s assets. The Subadviser will make available representatives to report in person to the Board at least semiannually on investment results, regulatory compliance with respect to each Subadvised Fund’s investments and other matters that the Manager or the Board may reasonably request. The Subadviser shall also provide such reports and other information to the Manager or the Board as such persons may reasonably request.

The Subadviser agrees to provide, subject to any obligations or undertakings by the Manager reasonably necessary to maintain the confidentiality of the Subadviser’s nonpublic information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadvised Funds which may be reasonably necessary, under applicable laws, to allow the Corporation or its agent to present historical performance information concerning the Subadviser’s substantially similarly managed accounts and funds, for inclusion in the Corporation’s Prospectus(es) and any other reports and materials prepared by the Corporation or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

Portfolio accounting and pricing for the Subadvised Funds will be the ultimate responsibility of a third party accounting agent or administrator; however, in the event that an asset under the supervision of the Subadviser cannot be priced by a pricing source authorized by the Manager or market quotations are not readily available (as contemplated in the Fund’s valuation procedures), the Subadviser will provide the third party accounting agent or administrator with a recommended “fair value” for such asset in accordance with the Fund’s valuation procedures. Notwithstanding the foregoing, the Subadviser will be responsible for coordinating work with custodians in respect of assets under the Subadviser’s supervision (“Custodians”), including liaising as required with Custodians in respect of trade settlement, safe custody of assets, income collection and the processing of corporate actions. The Subadviser will inform the Manager of material changes in the custody risks associated with the Subadvised Funds’ depository arrangements in a foreign country, based on the analysis of risk and other information provided by the foreign custody manager of each Subadvised Fund. With respect to the securities of issuers under the supervision of the Subadviser, the Subadviser shall provide executed trade information to Custodians, third party accounting agents or administrators and/or the Manager (or its designee), which may be done via computer.

The Subadviser agrees to keep, and to preserve for the prescribed periods, all records relating to its activities hereunder that are required by the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Subadviser hereby agrees that any and all records which it maintains for each Subadvised Fund are the property of the Corporation and further agrees to surrender promptly to the Corporation copies of any of such records upon the Corporation’s or the Manager’s request, provided, however, that Subadviser may retain copies of any records. Nothing herein shall prohibit the Subadviser from using the performance track record of the Subadvised Funds, including following any termination of this Agreement, to the extent such use is otherwise consistent with applicable law, rules and regulations.

With respect to any investment company in the RiverSource complex of funds, (i) the Subadviser will not consult with any other subadviser to that investment company including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that investment company in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) if the Subadviser and any other subadviser are providing investment advice to that investment company, the investment advice provided by Subadviser to that investment company will be limited to the assets for which Subadviser is responsible. The Manager shall provide a current list of all subadvisers to the RiverSource complex of funds to the Subadviser and shall update such list promptly upon any additions or departures of subadvisers to the RiverSource complex of funds.

The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. However, subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; provided, however, that the Subadviser shall be liable for any loss incurred by the Corporation, a Subadvised Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to the Subadviser which results, directly or indirectly, in a material error in the net asset value of a Subadvised Fund.

Expenses. The Subadviser shall pay all of its expenses arising from the performance of its obligations hereunder, other than the cost of securities including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund’s investments.

Compensation. 3. As compensation for the services performed by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee calculated on each day during such month as indicated on the attached Fee Schedule. Such compensation shall be paid by the Manager to the Subadviser as soon as practicable following receipt by the Manager of its investment management fees from the Corporation (but no later than 10 business days following such receipt).

If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

Any fee payable to the Subadviser under this Agreement shall be paid to the Subadviser or to an affiliate of the Subadviser at an address or to an account designated by the Subadviser.

Purchase and Sale of Assets. 4. The Subadviser shall purchase securities and other assets from or through and sell securities or other assets to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Subadvised Funds and as the Board may direct from time to time. In providing the Subadvised Funds with investment management and supervision, it is recognized that the Subadviser will seek best execution and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board may direct or authorize from time to time.

Notwithstanding the above, it is understood that it may be desirable for the Subadvised Funds that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Subadvised Funds than may result when allocating brokerage to other brokers. Therefore, the

Subadviser is authorized to place orders for the purchase and sale of securities of the Subadvised Funds with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Subadvised Funds.

Subadviser will not be responsible for any act or omission by brokers and dealers selected by the Subadviser in accordance with Section 1(g) of this Agreement, provided that such brokers or dealers were selected with reasonable care.

Subadviser may, to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate securities to be sold or purchased on behalf of the Subadvised Funds with those of other clients.

Subadviser’s Representations. Subadviser represents, warrants and covenants to Corporation and the Manager that:

It is duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to enter into and perform its obligations under this Agreement;

It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

It is registered as an investment adviser under the Advisers Act;

Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

It shall deliver to the Corporation and the Manager (i) a copy of Subadviser’s Form ADV, Part II (or similar disclosure document) and each material update thereof, (ii) Subadviser’s proxy voting policies and each update thereof, (iii) Subadviser’s Code of Ethics, including any code adopted under Rule 17j-1 of the 1940 Act, and each update thereof and (iv) such other information (e.g., disclosures, policies, violations of Code of Ethics or other materials) as reasonably requested by the Manager or the Board to the extent such information is required to be delivered or made available under the 1940 Act or Advisers Act or rules and regulations promulgated thereunder or in conjunction therewith;

Its Form ADV and each investment performance composite and accompanying disclosures provided by the Subadviser to the Manager or the Board include all material information that is required to be stated therein or necessary to make the statements therein not misleading;

It shall not execute trades with broker-dealers who are “affiliated persons” (within the meaning of the 1940 Act) of the Subadviser, without the prior approval of the Manager and, to the extent necessary to comply with the 1940 Act, the Board, provided that the Manager shall notify the Subadviser in writing of all broker-dealers who are “affiliated persons” of a Subadvised Fund other than broker-dealers that are “affiliated persons” of a Subadvised Fund based solely of the ownership or control of such broker-dealer by the Subadviser;

It shall notify the Manager of any change in the membership of its partnership within a reasonable time after such change;

It has adopted procedures reasonable necessary to prevent “access persons” (within the meaning of Rule 17j-l) from violating its Code of Ethics; and

It will promptly notify the Manager in writing in the event that any of the foregoing ceases to be true.

Manager’s Representations. Manager represents, warrants and covenants to Subadviser that:

It is duly formed, validly existing and in good standing under the laws of the State of Minnesota and has full power and authority to enter into and perform its obligations under this Agreement;

It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

It is registered as an investment adviser under the Advisers Act;

Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

Assuming the accuracy of the representations, warranties and covenants of the Subadviser contained herein and the due performance of the Subadviser of its obligations hereunder, the Fund’s

Registration Statement, to Manager’s best knowledge, is in compliance in all material respects with applicable federal and state laws and regulations.

It will promptly notify the Subadviser in writing in the event that any of the foregoing ceases to be true.

Service to Other Clients. The services of the Subadviser are not to be deemed exclusive to the Corporation, it being understood that the Subadviser may perform investment advisory services for various other clients, and it is acknowledged that the Subadviser may give advice and take action with respect to any of its other clients which may differ or be contrary to, advice given, or from timing or nature of actions taken, with respect to the assets of a Subadvised Fund. To the extent permitted by applicable law, Subadviser may purchase, or recommend for purchase, for a Subadvised Fund securities owned by the Subadviser, its partners or affiliates, securities of companies for which an affiliate or Subadviser acts as financial adviser or performs other investment banking services, or securities of companies where partners or employees of Subadviser, or its affiliates, serve on the board of directors.

Delivery of Documents and Notice of Events. The Manager agrees to promptly furnish the Subadviser with the Management Agreement, the Corporation’s Articles of Incorporation and Bylaws, the Subadvised Funds’ Registration Statement, prospectus(es) and Statement of Additional Information, proxy statements, reports to stockholders, any policies properly Board authorized affecting management and any other items reasonably requested by the Subadviser. The Manager further agrees to promptly provide the Subadviser with copies of all amendments of or supplements to all of the foregoing.

Indemnification. 5. Subadviser agrees to hold harmless and indemnify the Manager from and against any loss or damages arising out of Subadviser’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on Subadviser’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

The Manager agrees to hold harmless and indemnify Subadviser from and against any loss or damages arising out of the Manager’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on the Manager’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

Cooperation and Provision of Certain Information. The Subadviser shall promptly notify the Manager (1) in the event the SEC or other governmental authority has censured the Subadviser;

placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that a Subadvised Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Manager shall promptly notify the Subadviser (1) in the event the SEC or other governmental authority has censured the Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that a Subadvised Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Manager promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in a Prospectus for a Subadvised Fund, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement relating to Subadviser contained therein that becomes untrue in any material respect. As reasonably requested by the Manager or the Board and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will cooperate with, and provide assistance to, the Manager or the Corporation as needed in order for the Manager and the Corporation to comply with applicable laws, rules and regulations, including, but not limited to, compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder.

Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Corporation, the Subadvised Funds or the Manager or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Corporation’s name and the Subadvised Funds’ names and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

Notices. Any notice required or permitted hereunder shall, unless expressly permitted otherwise hereunder, be in writing and shall be given by personal service, mail, or facsimile to the other party as set forth below. Notice shall be effective upon receipt if by mail, on the date of personal delivery (by private messenger, courier service or otherwise), or upon receipt of telex or facsimile, whichever occurs first.

Notice to the Manager shall be to:

RiverSource Investments, LLC

c/o Ameriprise Financial, Inc.

251 Ameriprise Financial Center

Minneapolis, MN 55474

Attn: President

Notice to the Subadviser shall be to:

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

Attn: Legal Services

Notice to the Corporation shall be to:

Seligman Global Fund Series, Inc.

100 Park Avenue

New York, NY 10017

Attn: Secretary

A party may change its notice address at any time by written communication to the other parties.

Term of Agreement. This Agreement shall become effective on the Effective Date and shall continue in full force and effect until                 , and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. This Agreement may be terminated at any time, with respect to a Subadvised Fund, without payment of penalty, by the Corporation on 60 days’ written notice to the Subadviser by vote of the Board or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the applicable

Subadvised Fund. This Agreement also may be terminated, with respect to a Subadvised Fund, by the Subadviser or the Manager as of the end of any calendar year upon not less than 60 days’ written notice to the other and to the Corporation. This Agreement will automatically terminate, with respect to a Subadvised Fund, in the event of its assignment (within the meaning of the 1940 Act) with respect to that Subadvised Fund or upon the termination of the Management Agreement with respect to that Subadvised Fund. In the event that this Agreement terminates, with respect to a Subadvised Fund, before the Commitment Date as a result of an assignment of this Agreement or termination of the Management Agreement, with respect to that Subadvised Fund, Subadviser agrees that, if requested by the Board and the Manager, Subadviser shall make its advisory services available to that Subadvised Fund and the Manager on terms no less favorable to the Corporation and the Manager than provided herein. Notwithstanding the foregoing, the Subadviser may terminate this Agreement prior to the Commitment Date or thereafter, for cause, on 60 days’ written notice to the Corporation and the Manager.

Amendments. This Agreement may be amended by consent of the parties hereto provided that the consent of the Fund is obtained in accordance with the requirements of the 1940 Act.

Miscellaneous. 6. Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior agreements and understandings, whether written or verbal.

Governing Law. This Agreement shall be construed and interpreted under the laws of the State of New York applicable to contracts executed and performed entirely in the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

Waiver. Failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered to be a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

Enforceability. If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

Headings. The section and paragraph headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

RIVERSOURCE INVESTMENTS, LLC

By
Name:
Title:

WELLINGTON MANAGEMENT COMPANY, LLP.

By
Name:
Title:

FEE SCHEDULE

SUBADVISED FUND	ANNUAL RATE (as a percentage of average daily net assets)
Seligman Emerging Markets Fund	0.65% of net assets
Seligman Global Growth Fund	0.45% of net assets up to $50 million 0.40% of net assets over $50 million
Seligman Global Smaller Companies Fund	0.75% of net assets up to $100 million 0.65% of net assets over $100 million
Seligman International Growth Fund	0.45% of net assets up to $50 million 0.40% of net assets over $50 million

Form of Proposed Subadvisory Agreement

(Seligman International Growth Portfolio)

Subadvisory Agreement

SUBADVISORY AGREEMENT, dated                      between RIVERSOURCE INVESTMENTS, LLC, a Minnesota limited liability company (the “Manager”) and WELLINGTON MANAGEMENT COMPANY, L.L.P., a Massachusetts limited liability partnership (the “Subadviser”).

WHEREAS, the Manager has entered into a Management Agreement, dated as of the date hereof (the “Management Agreement”), with Seligman Portfolios, Inc. (the “Corporation”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), to render or contract to obtain assistance in rendering investment management services to the Corporation, and to administer the business and other affairs of the Corporation; and

WHEREAS, the Manager desires to retain the Subadviser to assist in providing investment advisory and other services to the Corporation’s Seligman International Growth Portfolio (the “Subadvised Fund”), and the Subadviser is willing to render such services, effective as of the date first written above (the “Effective Date”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.  Duties of the Subadviser.  (a) Subject in each case to the control of the Board of Directors of the Corporation (the “Board”) and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Subadvised Fund (the “Registration Statement”) and the requirements of the 1940 Act, and in conjunction with and under the supervision of the Manager, the Subadviser agrees to furnish the Manager and the Corporation with such investment advice, research and assistance as the Manager or the Corporation shall from time to time reasonably request. Without limiting the generality of the foregoing, Subadviser shall manage the investments of each Subadvised Fund in accordance with the Registration Statement and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), and such other limitations as the Manager or the Board may institute and inform the Subadviser in writing are applicable.

(b)	Subject to the foregoing, the Subadviser shall (i) participate in the development of each Subadvised Fund’s overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to each Subadvised Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, (v) cause the execution of trades, including foreign exchange dealings and (vi) unless otherwise agreed to by the Manager, vote proxies solicited by or with respect to issuers of securities in which assets of the Subadvised Fund may be invested from time to time. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Subadvised Fund’s assets. The Subadviser will make available representatives to report in person to the Board at least semi-annually on investment results, regulatory compliance with respect to each Subadvised Fund’s investments and other matters that the Manager or the Board may reasonably request. The Subadviser shall also provide such reports and other information to the Manager or the Board as such persons may reasonably request.

(c)	The Subadviser agrees to provide, subject to any obligations or undertakings by the Manager reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadvised Fund which may be reasonably necessary, under applicable laws, to allow the Corporation or its agent to present historical performance information concerning the Subadviser’s substantially similarly managed accounts and funds, for inclusion in the Corporation’s Prospectus(es) and any other reports and materials prepared by the Corporation or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

(d)

Portfolio accounting and pricing for the Subadvised Fund will be the ultimate responsibility of a third party accounting agent or administrator; however, in the event that an asset under the supervision of the Subadviser cannot be priced by a pricing source authorized by the Manager or market quotations are not readily available (as contemplated in the Fund’s valuation procedures), the Subadviser will provide the third party accounting agent or administrator with a recommended “fair value” for such asset in accordance with the Fund’s valuation procedures. Notwithstanding the foregoing, the Subadviser will be responsible for coordinating work with custodians in respect of assets under the Subadviser’s supervision (“Custodians”), including liaising as required with Custodians in respect of trade settlement, safe custody of assets, income collection and the processing of corporate actions. The Subadviser will inform the Manager of material changes in the custody risks associated with the Subadvised Fund’ depository arrangements in a foreign country, based on the analysis of risk and other information provided by the foreign custody manager of each Subadvised Fund. With respect to the securities of issuers under the supervision of the Subadviser, the Subadviser shall provide executed trade information to Custodians, third party accounting agents or administrators and/or the Manager (or its designee), which may be done via computer.

(e)	The Subadviser agrees to keep, and to preserve for the prescribed periods, all records relating to its activities hereunder that are required by the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Subadviser hereby agrees that any and all records which it maintains for each Subadvised Fund are the property of the Corporation and further agrees to surrender promptly to the Corporation copies of any of such records upon the Corporation’s or the Manager’s request, provided, however, that Subadviser may retain copies of any records. Nothing herein shall prohibit the Subadviser from using the performance track record of the Subadvised Fund, including following any termination of this Agreement, to the extent such use is otherwise consistent with applicable law, rules and regulations.

(f)	With respect to any investment company in the RiverSource complex of funds, (i) the Subadviser will not consult with any other subadviser to that investment company (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that investment company in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) if the Subadviser and any other subadviser are providing investment advice to that investment company, the investment advice provided by Subadviser to that investment company will be limited to the assets for which Subadviser is responsible. The Manager shall provide a current list of all subadvisers to the RiverSource complex of funds to the Subadviser and shall update such list promptly upon any additions or departures of subadvisers to the RiverSource complex of funds.

(g)	The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. However, subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; provided, however, that the Subadviser shall be liable for any loss incurred by the Corporation, a Subadvised Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to the Subadviser which results, directly or indirectly, in a material error in the net asset value of a Subadvised Fund.

2.  Expenses.  The Subadviser shall pay all of its expenses arising from the performance of its obligations hereunder, other than the cost of securities including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund’s investments.

3.  Compensation.  (a) As compensation for the services performed by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee calculated on each day during such month as indicated on the attached Fee Schedule. Such compensation shall be paid by the Manager to the Subadviser as soon as practicable following receipt by the Manager of its investment management fees from the Corporation (but no later than 10 business days following such receipt).

(b)	If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

(c)	Any fee payable to the Subadviser under this Agreement shall be paid to the Subadviser or to an affiliate of the Subadviser at an address or to an account designated by the Subadviser.

4.  Purchase and Sale of Assets.  (a) The Subadviser shall purchase securities and other assets from or through and sell securities or other assets to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Subadvised Fund and as the Board may direct from time to time. In providing the Subadvised Fund with investment management and supervision, it is recognized that the Subadviser will seek best execution and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board may direct or authorize from time to time.

Notwithstanding the above, it is understood that it may be desirable for the Subadvised Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Subadvised Fund than may result when allocating brokerage to other brokers. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Subadvised Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Subadvised Fund.

(b)	Subadviser will not be responsible for any act or omission by brokers and dealers selected by the Subadviser in accordance with Section 1(g) of this Agreement, provided that such brokers or dealers were selected with reasonable care.

(c)	Subadviser may, to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate securities to be sold or purchased on behalf of the Subadvised Fund with those of other clients.

5.  Subadviser’s Representations.  Subadviser represents, warrants and covenants to Corporation and the Manager that:

(a)	It is duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to enter into and perform its obligations under this Agreement;

(b)	It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

(c)	It is registered as an investment adviser under the Advisers Act;

(d)	Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

(e)

It shall deliver to the Corporation and the Manager (i) a copy of Subadviser’s Form ADV, Part II (or similar disclosure document) and each material update thereof, (ii) Subadviser’s proxy voting policies and each update thereof, (iii) Subadviser’s Code of Ethics, including any code adopted under Rule 17j-1 of the 1940 Act, and each update thereof and (iv) such other information (e.g., disclosures, policies, violations of Code of Ethics or other materials) as reasonably requested by the Manager or the Board to the extent such information is required to be delivered or made available under the 1940 Act or Advisers Act or rules and regulations promulgated thereunder or in connection therewith;

(f)	Its Form ADV and each investment performance composite and accompanying disclosures provided by the Subadviser to the Manager or the Board include all material information that is required to be stated therein or necessary to make the statements therein not misleading;

(g)	It shall not execute trades with broker-dealers who are “affiliated persons” (within the meaning of the 1940 Act) of the Subadviser, without the prior approval of the Manager and, to the extent necessary to comply with the 1940 Act, the Board, provided that the Manager shall notify the Subadviser in writing of all broker-dealers who are “affiliated persons” of a Subadvised Fund other than broker-dealers that are “affiliated persons” of a Subadvised Fund based solely of the ownership or control of such broker-dealer by the Subadviser;

(h)	It shall notify the Manager of any change in the membership of its partnership within a reasonable time after such change;

(i)	It has adopted procedures reasonably necessary to prevent “access persons” (within the meaning of Rule 17j-1) from violating its Code of Ethics; and

(f)	It will promptly notify the Manager in writing in the event that any of the foregoing ceases to be true.

6.  Manager’s Representations.  Manager represents, warrants and covenants to Subadviser that:

(a)	It is duly formed, validly existing and in good standing under the laws of the State of Minnesota and has full power and authority to enter into and perform its obligations under this Agreement;

(b)	It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

(c)	It is registered as an investment adviser under the Advisers Act;

(d)	Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

(e)	Assuming the accuracy of the representations, warranties and covenants of the Subadviser contained herein and the due performance of the Subadviser of its obligations hereunder, the Fund’s Registration Statement, to Manager’s best knowledge, is in compliance in all material respects with applicable federal and state laws and regulations; and

(f)	It will promptly notify the Subadviser in writing in the event that any of the foregoing ceases to be true.

7.  Service to Other Clients.  The services of the Subadviser are not to be deemed exclusive to the Corporation, it being understood that the Subadvisers may perform investment advisory services for various other clients, and it is acknowledged that the Subadviser may give advice and take action with respect to any of its other clients which may differ or be contrary to, advice given, or from timing or nature of actions taken, with respect to the assets of a Subadvised Fund. To the extent permitted by applicable law, Subadviser may purchase, or recommend for purchase, for a Subadvised Fund securities owned by the Subadviser, its partners or affiliates, securities of companies for which an affiliate or Subadviser acts as financial adviser or performs other investment banking services, or securities of companies where partners or employees of Subadviser, or its affiliates, serve on the board of directors.

8.  Delivery of Documents and Notice of Events.  The Manager agrees to promptly furnish the Subadviser with the Management Agreement, the Corporation’s Articles of Incorporation and Bylaws, the Subadvised Fund’ Registration Statement, prospectus(es) and Statement of Additional Information, proxy statements, reports to stockholders, any policies properly Board authorized affecting management and any other item reasonably requested by the Subadviser. The Manager further agrees to promptly provide the Subadviser with copies of all amendments of or supplements to all of the foregoing.

9.  Indemnification.  (a) Subadviser agrees to hold harmless and indemnify the Manager from and against any loss or damages arising out of Subadviser’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on Subadviser’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

(b)	The Manager agrees to hold harmless and indemnify Subadviser from and against any loss or damages arising out of the Manager’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on the Manager’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

10.  Cooperation and Provision of Certain Information.  The Subadviser shall promptly notify the Manager (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that a Subadvised Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Manager shall promptly notify the Subadviser (1) in the event the SEC or other governmental authority has censured the Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that a Subadvised Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Manager promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in a Prospectus for a Subadvised Fund, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement relating to Subadviser contained therein that becomes untrue in any material respect. As reasonably requested by the Manager or the Board and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will cooperate with, and provide assistance to, the Manager or the Corporation as needed in order for the Manager and the Corporation to comply with applicable laws, rules and regulations, including, but not limited to, compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder.

11.  Use of Names.  The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Corporation, the Subadvised Fund or the Manager or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Corporation’s name and the Subadvised Fund’ names and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

12.  Notices.  Any notice required or permitted hereunder shall, unless expressly permitted otherwise hereunder, be in writing and shall be given by personal service, mail, or facsimile to the other party as set forth below. Notice shall be effective upon receipt if by mail, on the date of personal delivery (or by private messenger, courier service or otherwise), or upon receipt of telex or facsimile, whichever occurs first.

Notice to the Manager shall be to:

RiverSource Investments, LLC

c/o Ameriprise Financial, Inc.

251 Ameriprise Financial Center

Minneapolis, MN 55474

Attn: President

Notice to the Subadviser shall be to:

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

Attn: Legal Services

Notice to the Corporation shall be to:

Seligman Portfolios, Inc.

100 Park Avenue

New York, NY 10017

Attn: Secretary

A party may change its notice address at any time by written communication to the other parties.

13.  Term of Agreement.  This Agreement shall become effective on the Effective Date and shall continue in full force and effect until              and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. This Agreement may be terminated at any time, with respect to a Subadvised Fund, without payment of penalty, by the Corporation on 60 days’ written notice to the Subadviser by vote of the Board or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the applicable Subadvised Fund. This Agreement also may be terminated, with respect to a Subadvised Fund, by the Subadviser or the Manager at any time upon not less than 6 months’ written notice to the other and to the Corporation.

This Agreement will automatically terminate, with respect to a Subadvised Fund, in the event of its assignment (within the meaning of the 1940 Act) with respect to that Subadvised Fund or upon the termination of the Management Agreement with respect to that Subadvised Fund. Notwithstanding the foregoing, the Subadviser may terminate this for cause, on 60 days’ written notice to the Corporation and the Manager.

14.  Amendments.  This Agreement may be amended by consent of the parties hereto provided that the consent of the Fund is obtained in accordance with the requirements of the 1940 Act.

15.  Miscellaneous.  (a) Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior agreements and understandings, whether written or verbal.

(b)	Governing Law. This Agreement shall be construed and interpreted under the laws of the State of New York applicable to contracts executed and performed entirely in the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

(c)	Waiver. Failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered to be a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(d)	Enforceability. If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

(e)	Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

(f)	Headings. The section and paragraph headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

RIVERSOURCE INVESTMENTS, LLC

By
Name:
Title:

WELLINGTON MANAGEMENT COMPANY, LLP.

By
Name:
Title:

FEE SCHEDULE

SUBADVISED FUND	ANNUAL RATE (as a percentage of average daily net assets)
Seligman International Growth Portfolio	0.45% of net assets up to $50 million 0.40% of net assets over $50 million

Form of Delegation Agreement

SUBADVISORY AGREEMENT

THIS AGREEMENT is entered into as of                      by and between LaSalle Investment Management Securities, B.V.), with its principal office at Herengracht 471, 1071 BS, Amsterdam, The Netherlands (hereinafter referred to as “Subadviser Affiliate”), and LaSalle Investment Management (Securities), L.P. a Maryland limited partnership having its principal office at 100 East Pratt Street, 20th Floor, Baltimore, Maryland 21202 USA (hereinafter referred to as “Subadviser”).

WITNESSETH

WHEREAS, RiverSource Investments, LLC (the “Manager”) has entered into an Investment Management Services Agreement, dated as of the date hereof (the “Management Agreement”), with Seligman LaSalle Real Estate Fund Series, Inc. (the “Corporation”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), to render or contract to obtain assistance in rendering investment management services to Seligman LaSalle Global Real Estate Fund (the “Fund”), a separate series of the Corporation, and to administer the business and other affairs of the Fund; and

WHEREAS, the Manager has retained the Subadviser to assist in providing investment advisory and other services to the Fund pursuant to a Subadvisory Agreement, dated as of the date hereof (the “Subadvisory Agreement”), which authorizes Subadviser to retain Subadviser Affiliate to provide advisory services to the Fund under certain conditions; and

WHEREAS, the Subadviser desires to retain the Subadviser Affiliate to assist in providing investment advisory services to the Fund, and the Subadviser Affiliate is willing to render such services, effective as of the commencement of the Fund’s operations (the “Effective Date”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereby agree as follows:

ARTICLE 1

SERVICES AND COMPENSATION

Section 1.1 Provision of Services.

(a)	Subadviser Affiliate shall provide the following services to Subadviser: (i) investment advice, (ii) research and (iii) assistance as the Subadviser shall from time to time reasonably request.

(b)	The Subadviser Affiliate shall purchase securities and other assets from or through and sell securities or other assets to or through such persons, brokers or dealers as the Subadviser Affiliate shall deem appropriate in order to carry out the objectives of the Fund, as communicated by the Subadviser. In providing investment management and supervision, it is recognized that the Subadviser Affiliate will seek best execution and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser Affiliate for its use. Notwithstanding the above, it is understood that it may be desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Fund.

(c)	Subadviser Affiliate will not be responsible for any act or omission by brokers and dealers selected by the Subadviser Affiliate in accordance with Section 1.1(b) of this Agreement, provided that such brokers or dealers were selected with reasonable care.

(d)	Subadviser Affiliate may, to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate securities to be sold or purchased on behalf of the Fund with those of other clients.

Section 1.2 Excluded Services. The services performed by Subadviser Affiliate shall not include any activities precluded by U.S. or Netherlands law.

Section 1.3 Payments by Subadviser. The parties shall mutually agree on an appropriate compensation structure based on the services to be provided hereunder.

ARTICLE II

TERM AND TERMINATION

Section 2.1 Term. This Agreement shall remain in effect for so long as the Subadvisory Agreement is in effect.

Section 2.2 Termination. This Agreement shall automatically terminate upon the termination of the Subadvisory Agreement. In addition, either party may terminate this Agreement by written notice sent to the other party not less than sixty (60) days prior to the end of the any calendar year. This Agreement may also be terminated at any time, without payment of penalty, by the Fund on 60 days written notice to the Subadviser and the Subadviser Affiliate by vote of the Board or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund.

Section 2.3 Payment by Subadviser. Forthwith after the date of termination, Subadviser Affiliate shall prepare an invoice in respect of any fees due and payable as of that date and Subadviser shall pay the invoice in accordance with terms agreed to between the parties.

ARTICLE III

REPRESENTATIONS

Section 3.1 Representations and Covenants of Subadviser Affiliate. Subadviser Affiliate represents and covenants as follows:

(a)	It is duly formed, validly existing and in good standing under the laws of the country/state where organized and has full power and authority to enter into and perform its obligations under this Agreement;

(b)	It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

(c)	It is registered as an investment adviser under the Advisers Act;

(d)	Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

(e)	It shall deliver to the Corporation and the Manager (i) a copy of its Form ADV, Part II (or similar disclosure document) and each update thereof, (ii) its proxy voting policies and each update thereof, (iii) its Code of Ethics, including any code adopted under Rule 17j-1 of the 1940 Act, and each update thereof and (iv) such other information (e.g., disclosures, policies, violations of Code of Ethics or other materials) as reasonably requested by the Manager or the Board to the extent such information is required to be delivered or made available under the 1940 Act or Advisers Act or rules and regulations promulgated thereunder or in connection therewith;

(f)	Its Form ADV and each investment performance composite and accompanying disclosures provided by it to the Manager or the Board include all material information that is required to be stated therein or necessary to make the statements therein not misleading;

(g)	It shall not execute trades with broker-dealers who are “affiliated persons” (within the meaning of the 1940 Act) of it or the Subadviser, without the prior approval of the Manager and, to the extent necessary to comply with the 1940 Act, the Board;

(h)	If a partnership, it shall notify the Manager and the Board of any change in the membership of its partnership within a reasonable time after such change;

(i)	It has adopted procedures reasonable necessary to prevent “access persons” (within the meaning of Rule 17j-1) from violating its Code of Ethics;

(j)	It will make available representatives to report in person to the Board on investment results, regulatory compliance with respect to the Fund’s investments and other matters to the extent that the Manager or the Board may reasonably request. It shall also provide such reports and other information to the Manager or the Board as such persons may reasonably request;

(k)	As reasonably requested by the Manager or the Board and in accordance with the scope of the obligations and responsibilities contained in this Agreement, it will cooperate with, and provide assistance to, Subadviser, Manager or the Corporation as needed in order for Subadviser, Manager and the Corporation to comply with applicable laws, rules and regulations, including, but not limited to, compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder;

(l)	With respect to any investment company in the RiverSource complex of funds, (i) it will not consult with any other subadviser (other than the Subadviser or its affiliates) (each a “Non-affiliated Subadviser”) to that investment company (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any Non-affiliated Subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that investment company in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) if it and any Non-affiliated Subadviser are providing investment advice to that investment company, the investment advice provided by it to that investment company will be limited to the assets for which it is responsible; and

(m)	It will promptly notify the Manager in writing in the event that any of the foregoing ceases to be true.

Section 3.2 Representations and Covenants of Subadviser. Subadviser represents and covenants as follows:

(a)	It is duly formed, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to enter into and perform its obligations under this Agreement;

(b)	It has duly authorized, executed and delivered this Agreement and intends that it shall constitute a valid and binding agreement enforceable in accordance with its terms, except to the extent limited by the principles of equity and public policy;

(c)	It is registered as an investment adviser under the Advisers Act;

(d)	Its entry into, and performance of any duties or actions under, this Agreement shall at all times be in accordance with all applicable laws and regulations;

(e)	It will promptly notify the Subadviser Affiliate in writing in the event that any of the foregoing ceases to be true.

ARTICLE IV

INDEMNIFICATION

Section 4.1 Subadviser Indemnification. (a) Subadviser agrees to hold harmless and indemnify the Subadviser Affiliate from and against any loss or damages arising out of Subadviser’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on Subadviser’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

Section 4.2 Subadviser Affiliate Indemnification. The Subadviser Affiliate agrees to hold harmless and indemnify Subadviser from and against any loss or damages arising out of the Subadviser Affiliate’s breach of this Agreement or arising out of the willful misfeasance, bad faith or gross negligence on the Subadviser Affiliate’s part in the performance of its duties, or from reckless disregard of its obligations and duties, under this Agreement.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1 Notices. Any and all notices, elections, offers, acceptances, and demands permitted or required to be made under this Agreement shall be in writing, signed by the person giving such notice, election, offer, acceptance, or demand and shall be delivered personally or sent by registered or certified mail, to the party, at its address on file with the other party or at such other address as may be supplied in writing. The date of personal delivery or the date of mailing, as the case may be, shall be the date of such notice, election, offer, acceptance, or demand.

Section 5.2 Force Majeure. If the performance of any part of this Agreement by either party or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason or any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided the party so affected shall, on giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference, or delay provided, the party so affected shall use its reasonable best efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. Regardless, the affected party shall give prompt notice to the other party of the cause. When such circumstances arise the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

Section 5.3 Successors and Assigns. This Agreement will automatically terminate in the event of its assignment (within the meaning of the 1940 Act).

Section 5.4 Amendment. No change, modification or amendment of this Agreement shall be valid or binding on the parties unless such change or modification shall be in writing signed by the party or parties against whom the same is sought to be enforced.

Section 5.5 Remedies Cumulative. The remedies of the parties under this Agreement are cumulative and shall not exclude any other remedies to which the party may be lawfully entitled.

Section 5.6 Further Assurances. Each party hereby covenants and agrees that it shall execute and deliver such deeds and other documents as may be required to implement any of the provisions of this Agreement.

Section 5.7 No Waiver. The failure of any party to insist on strict performance of a covenant hereunder or of any obligation hereunder shall not be a waiver of such party’s right to demand strict compliance therewith in the future, nor shall the same be construed as a novation of this Agreement.

Section 5.8 Integration. This Agreement constitutes the full and complete agreement of the parties.

Section 5.9 Captions. Titles or captions of articles and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

Section 5.10 Number and Gender. Whenever required by the context, the singular number shall include the plural, the plural number shall include the singular and the gender of any pronoun shall include all genders.

Section 5.11 Counterparts. This Agreement may be executed in multiple copies each of which shall for all purposes constitute an Agreement, binding on the parties, and each party hereby covenants and agrees to execute all duplicates or replacement counterparts of this Agreement as may be required.

Section 5.12 Applicable Law. This Agreement shall be construed and interpreted under the laws of the State of New York applicable to contracts executed and performed entirely in the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Jurisdiction shall lie exclusively within the United States.

Section 5.13 Computation of Time. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday or any public or legal holiday, whether local or national, the person having such privilege or duty shall have until 5:00 p.m. on the next succeeding business day (based upon local time for that person) to exercise such privilege or to discharge such duty.

Section 5.14 Severability. In the event any provision, clause, sentence, phrase, or word hereof, or the application thereof in any circumstances is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder hereof, or of the application of any such provision, sentence, clause, phrase, or word in any other circumstances.

Section 5.15 Costs and Expenses. Unless otherwise provided in this Agreement, each party shall bear all fees and expenses incurred in performing its obligations under this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

Signatures on next page. Balance of page intentionally left blank.

LASALLE INVESTMENT MANAGEMENT (SECURITIES), L.P. by its General Partner, LaSalle Investment Management (Securities), Inc.

By:
Title:

LASALLE INVESTMENT MANAGMENT SECURITIES, B.V.

By:
Title:

APPENDIX F

Advisory and Subadvisory Fees under the Current and Proposed Advisory Agreements and

Current and Proposed Subadvisory Agreements

Fees payable to the Manager by each Fund under each Current Management Agreement, Interim

Advisory Agreement and Proposed Advisory Agreement

Each Current Management Agreement and Proposed Advisory Agreement provides for a monthly fee.

Fund	Current Fee[1]	Proposed Fee[2]
Seligman Capital Fund, Inc.	First $1,000,000,000: 0.85% Next $1,000,000,000: 0.80% In excess of $2,000,000,000: 0.75%	Same

Seligman Cash Management Fund, Inc.	Fee equal to the Applicable Percentage of the daily net assets of the Fund. “Applicable Percentage” means the amount obtained by dividing (i) the Fee Amount by (ii) the Fee Base.	Same

The Term “Fee Amount” means the sum of (i) 0.45 of 1% on an annual basis of the first $4,000,000,000 of Fee Base, (ii) 0.425 of 1% on an annual basis of the next $2,000,000,000 of Fee Base, (iii) 0.40 of 1% on an annual basis of the next $2,000,000,000 of Fee Base, and (iv) 0.375 of 1% on an annual basis of the Fee Base in excess of $8,000,000.

The term “Fee Base” as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the Investment Company Act of 1940 for which the Manager or any affiliated company acts as investment adviser or manager (including the Fund).

Fund	Current Fee[1]	Proposed Fee[2]
Seligman Common Stock Fund, Inc.	First $1,000,000,000: 0.65% Next $1,000,000,000: 0.60% In excess of $2,000,000,000: 0.55%	Same

Seligman Communications and Information Fund, Inc.	First $3,000,000,000: 0.90% Next $3,000,000,000: 0.85% In excess of $6,000,000,000: 0.75%

[2]	Based on average daily net assets.
[3]	Based on net assets as of the close of the preceding day.

Fund	Current Fee[1]	Proposed Fee[2]
Seligman Frontier Fund, Inc.	First $750,000,000: 0.95% In excess of $750,000,000: 0.85%	Same

Seligman Emerging Markets Fund	First $1,000,000,000: 1.25% Next $1,000,000,000: 1.15% In excess of $2,000,000,000: 1.05%	Same

Seligman Global Smaller Companies Fund	First $100,000,000: 1.00%; In excess of $100,000,000: 0.90%	Same

Seligman Global Growth Fund	First $50,000,000: 1.00%; Next $1,000,000,000: 0.95% In excess of $1,050,000,000: 0.90%	Same

Seligman International Growth Fund	First $50,000,000: 1.00% Next $1,000,000,000: 0.95% In excess of $1,050,000,00: 0.90%	Same

Seligman Growth Fund, Inc.	First $1,000,000,000: 0.70% Next $1,000,000,000: 0.65% In excess of $2,000,000,000: 0.60%	Same

Seligman U.S. Government Securities Fund	0.50%	Same

Seligman High-Yield Fund	First $1,000,000,000: 0.65% In excess of $1,000,000,000: 0.55%	Same

Seligman Income and Growth Fund, Inc.	First $1,000,000,000: 0.60% Next $1,000,000,000: 0.55% In excess of $2,000,000,000: 0.50%	Same

Fund	Current Fee[1]	Proposed Fee[2]
Seligman Core Fixed Income Fund, Inc.	0.50%	Same

Seligman LaSalle Global Real Estate Fund	0.98%	Same

Seligman LaSalle Monthly Dividend Real Estate Fund	0.90%	Same

Seligman New Jersey Municipal Fund, Inc.	0.50%	Same

Seligman Pennsylvania Municipal Fund Series	0.50%	Same

Seligman National Municipal Fund	0.50%	Same

Seligman Colorado Municipal Fund	0.50%	Same

Seligman Georgia Municipal Fund	0.50%	Same

Seligman Louisiana Municipal Fund	0.50%	Same

Seligman Maryland Municipal Fund	0.50%	Same

Seligman Massachusetts Municipal Fund	0.50%	Same

Seligman Michigan Municipal Fund	0.50%	Same

Seligman Minnesota Municipal Fund	0.50%	Same

Seligman Missouri Municipal Fund	0.50%	Same

Seligman New York Municipal Fund	0.50%	Same

Seligman Ohio Municipal Fund	0.50%	Same

Seligman Oregon Municipal Fund	0.50%	Same

Seligman South Carolina Municipal Fund	0.50%	Same

Seligman California High-Yield Municipal Series	0.50%	Same

Seligman California Quality Municipal Series	0.50%	Same

Seligman Florida Municipal Series	0.50%	Same

Seligman North Carolina Municipal Series	0.50%	Same

Seligman TargETFund 2045	First $500,000,000: 0.50% Next $500,000,000: 0.45% In excess of $1,000,000,000: 0.40%	Same

Fund	Current Fee[1]	Proposed Fee[2]
Seligman TargETFund 2035	First $500,000,000: 0.50% Next $500,000,000: 0.45% In excess of $1,000,000,000: 0.40%	Same

Seligman TargETFund 2025	First $500,000,000: 0.50% Next $500,000,000: 0.45% In excess of $1,000,000,000: 0.40%	Same

Seligman TargETFund 2015	First $500,000,000: 0.50% Next $500,000,000: 0.45% In excess of $1,000,000,000: 0.40%	Same

Seligman TargETFund Core	First $500,000,000: 0.50% Next $500,000,000: 0.45% In excess of $1,000,000,000: 0.40%	Same

Seligman Asset Allocation Series, Inc.	[•]	[•]

Seligman Large-Cap Value Fund	0.80%	Same

Seligman Smaller-Cap Value Fund	1.00%	Same

Seligman Capital Portfolio, Seligman Cash Management Portfolio and Seligman Common Stock Portfolio	0.40%	Same

Seligman Communications and Information Portfolio	0.75%	Same

Seligman Global Technology Portfolio	First $2,000,000,000: 1.00% Next $2,000,000,000: 0.95% In excess of $4,000,000,000: 0.90%	Same

Seligman International Growth Portfolio	First $50,000,000: 1.00% Next $1,000,000,000: 0.95% In excess of $1,050,000,000: 0.90%	Same

Seligman Investment Grade Fixed Income Portfolio	0.40%	Same

Seligman Large-Cap Value Portfolio	First $50,000,000: 0.80% Next $500,000,000: 0.70% In excess of $1,000,000,000: 0.60%	Same

Fund	Current Fee[1]	Proposed Fee[2]
Seligman Small-Cap Value Portfolio	First $50,000,000: 1.00% Next $500,000,000: 0.90% In excess of $1,000,000,000: 0.80%	Same

Fees payable to the Subadviser by each Subadvised Fund under each Current Subadvisory

Agreement and Proposed Subadvisory Agreement

Subadvised Fund	Subadviser	Subadvisory Fees
Seligman Emerging Markets Fund	Wellington
Seligman Global Growth Fund	Wellington
Seligman Global Smaller Companies Fund	Wellington
Seligman International Growth Fund	Wellington
Seligman International Growth Portfolio	Wellington
Seligman LaSalle Global Real Estate Fund	LaSalle U.S.
Seligman LaSalle Monthly Dividend Real Estate Fund	LaSalle U.S.

Amounts Paid by Each Fund to Seligman and Affiliates

The following table indicates amounts paid (after waivers and reimbursements, if any) by each Fund to Seligman or an affiliate of Seligman during the Fund’s last fiscal year, except as otherwise indicated:

Fund	Management Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fiscal Year Ended
Seligman Capital Fund	3,982,898			12/31/2007

Seligman Cash Management Fund	776,197			12/31/2007

Seligman Common Stock Fund	1,571,225			12/31/2007

Seligman Communications and Information Fund	34,908,273			12/31/2007

Seligman Frontier Fund	766,116			10/31/2007

Seligman Emerging Markets Fund	1,481,382			10/31/2007

Seligman Global Growth Fund	415,810			10/31/2007

Fund	Management Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fiscal Year Ended
Seligman Global Smaller Companies Fund	2,081,618			10/31/2007

Seligman Global Technology Fund	3,876,481			10/31/2007

Seligman International Growth Fund	986,014			10/31/2007

Seligman Growth Fund, Inc.	3,101,571			10/31/2007

Seligman High-Yield Fund	1,927,944			12/31/2007

Seligman U.S. Government Securities Fund	292,788			12/31/2007

Seligman Income and Growth Fund	516,284 (Seligman reimbursed $3,983 of expenses for Class I shares)			12/31/2007

Seligman Core Fixed Income Fund	143,267 (Seligman reimbursed $141,505 to the fund)			09/30/2007

Seligman LaSalle Global Real Estate Fund	297,971 (Seligman waived/reimbursed $277,681)			12/31/2007

Seligman LaSalle Monthly Dividend Real Estate Fund	827,966 (Seligman waived/reimbursed $162,369)			12/31/2007

Seligman New Jersey Municipal Fund, Inc.	175,579			09/30/2007

Seligman Pennsylvania Municipal Fund Series	82,226			09/30/2007

Seligman National Municipal Fund	327,359			09/30/2007

Seligman Colorado Municipal Fund	160,106			09/30/2007

Seligman Georgia Municipal Fund	140,819			09/30/2007

Seligman Louisiana Municipal Fund	147,468			09/30/2007

Seligman Maryland Municipal Fund	177,465			09/30/2007

Fund	Management Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fiscal Year Ended
Seligman Massachusetts Municipal Fund	315,843			09/30/2007

Seligman Michigan Municipal Fund	439,037			09/30/2007

Seligman Minnesota Municipal Fund	375,995			09/30/2007

Seligman Missouri Municipal Fund	140,556			09/30/2007

Seligman New York Municipal Fund	342,695			09/30/2007

Seligman Ohio Municipal Fund	491,337			09/30/2007

Seligman Oregon Municipal Fund	248,955			09/30/2007

Seligman South Carolina Municipal Fund	363,984			09/30/2007

Seligman California High-Yield Municipal Series	139,760 (Seligman waived/reimbursed 34,940)			09/30/2007

Seligman California Quality Municipal Series	214,476			09/30/2007

Seligman Florida Municipal Series	97,234 (Seligman waived/reimbursed 41,672)			09/30/2007

Seligman North Carolina Municipal Series	81,336			09/30/2007

Seligman TargETFund 2045	(71,869) (which reflects management fee waivers and/or expense reimbursements)			09/30/2007

Seligman TargETFund 2035	(80,851) (which reflects management fee waivers and/or expense reimbursements)			09/30/2007

Fund	Management Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fiscal Year Ended
Seligman TargETFund 2025	41,000 (which reflects management fee waivers and/or expense reimbursements)			09/30/2007

Seligman TargETFund 2015	68,732 (which reflects management fee waivers and/or expense reimbursements)			09/30/2007

Seligman TargETFund Core	234,691 (which reflects management fee waivers and/or expense reimbursements)			09/30/2007

Seligman Asset Allocation Aggressive Growth Fund	22,113 payable (Part of the amount was waived by Seligman)			12/31/2007

Seligman Asset Allocation Balanced Fund	18,744 payable (The full amount was waived by Seligman)			12/31/2007

Seligman Asset Allocation Growth Fund	35,507 payable (The full amount was waived by Seligman)			12/31/2007

Seligman Asset Allocation Moderate Growth Fund	42,892 payable (The full amount was waived by Seligman)			12/31/2007

Seligman Large-Cap Value Fund	2,163,189			12/31/2007

Fund	Management Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Fiscal Year Ended
Seligman Smaller-Cap Value Fund	3,132,269			12/31/2007

Seligman Capital Portfolio	44,328 (13,801 waived or reimbursed by Seligman)			12/31/2007

Seligman Cash Management Portfolio	43,269			12/31/2007

Seligman Common Stock Portfolio	28,080			12/31/2007

Seligman Communications and Information Portfolio	430,167			12/31/2007

Seligman Global Technology Portfolio	85,706 (97,403 waived or reimbursed by Seligman)			12/31/2007

Seligman International Growth Portfolio	42,745 (86,100 waived or reimbursed by Seligman)			12/31/2007

Seligman Investment Grade Fixed Income Portfolio	7,934 (32,224 waived or reimbursed by Seligman)			12/31/2007

Seligman Large-Cap Value Portfolio	34,194			12/31/2007

Seligman Smaller-Cap Value Portfolio	2,203,083			12/31/2007

Amounts Paid by Seligman to LaSalle

The following table indicates amounts paid (after waivers and reimbursements, if any) by Seligman to LaSalle in respect of the Funds listed below for each Fund’s most recent fiscal year (ended December 31, 2007):

Fund	Fees Paid ($)
Seligman LaSalle Global Real Estate Fund
Seligman LaSalle Monthly Dividend Real Estate Fund

Amounts Paid by Seligman to Wellington

The following table indicates amounts paid (after waivers and reimbursements, if any) by Seligman to Wellington in respect of the Funds listed below for each Fund’s most recent fiscal year (ended October 31, 2007):

Fund	Fees Paid ($)
Seligman Emerging Markets Fund
Seligman Global Growth Fund
Seligman Global Smaller Companies Fund
Seligman International Growth Fund
Seligman International Growth Portfolio

APPENDIX G

Share Ownership of Directors and Nominees

1. Beneficial Ownership of Equity Securities by the Directors and Nominees in the Funds and in Family of Investment Companies

The tables below show the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all funds in the Funds’ “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act) owned by each Director and Nominee as of June 30 (unless otherwise indicated). For purposes of the tables below, the following symbols are applicable:

N	None	C	$50,001-$100,000
A	$1-$10,000	D	Over $100,000
B	$10,001-$50,000

Name of Nominee/Director	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director or Nominee in Family of Investment Companies

Independent Director Nominee
Kathleen Blatz
Arne H. Carlson
Pamela G. Carlton
Patricia M. Flynn
Anne P. Jones
Jeffrey Laikind
Stephen R. Lewis, Jr.
Catherine James Paglia
Alison Taunton-Rigby

Interested Director Nominee
William F. Truscott
Independent Director
Maureen Fonseca
Betsy S. Michel

G-1

Name of Nominee/Director	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director or Nominee in Family of Investment Companies
James N. Whitson
John R. Galvin
John F. Maher
Frank A. McPherson
Leroy C. Richie
Robert L. Shafer

Interested Director
William C. Morris
Brian T. Zino

G-2

APPENDIX H

Executive Officer Information

1. Biographical Information Regarding Executive Officers of the Funds.

Information regarding the current officers of each Fund is shown below. The address of each officer is 100 Park Avenue, 8th Floor, New York, NY 10017.

The following officers are officers of each Fund

Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman of the Board (“Chairman”)	Capital Fund: 1988 to Date Growth Fund:	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and CEO of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and CEO of each of the investment companies of the Seligman Group of Funds.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Brian T. Zino (55), Director, President, Chief Executive Officer (“CEO”)	Capital Fund: Director: 1993 to Date; President: 1995 to Date; CEO: 2002 to Date Growth Fund:	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (56), Vice President (“VP”), Chief Compliance Officer	Capital Fund: 2004 to Date Growth Fund:	Managing Director, J. & W. Seligman & Co. Incorporated; VP and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds.

Thomas G. Rose (50), VP	Capital Fund: 2000 to Date Growth Fund:	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior VP, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; VP of each of the investment companies of the Seligman Group of Funds, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (51), VP, Treasurer	Capital Fund: VP: 1992 to Date; Treasurer: 2000 to Date Growth Fund:	Senior VP and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; VP and Treasurer of each of the investment companies of the Seligman Group of Funds and Treasurer, Seligman Data Corp.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Erik J. Voss (40), VP, Portfolio Manager	Capital Fund: October 2006 to Date Growth Fund:	Managing Director, J. & W. Seligman & Co. Incorporated; VP and Portfolio Manager of Seligman Growth Fund, Inc.; VP, Seligman Portfolios, Inc. and Portfolio Manager of its Capital Portfolio. Formerly, Portfolio Manager, Wells Capital Management Incorporated, and prior thereto, Strong Capital Management.

Paul B. Goucher (39), Secretary, Chief Legal Officer	Capital Fund: July 2008 to Date Growth Fund:	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Associate General Counsel and Assistant Corporate Secretary, J. & W. Seligman & Co. Incorporated; Assistant Secretary of each of the investment companies in the Seligman Group of Funds; and Assistant Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp.

*	Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

Seligman Cash Management Fund, Inc. and Seligman High Income Fund Series

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman of the Board (“Chairman”)	Cash Management Fund: 1988 to Date High Income Fund Series:	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and CEO of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and CEO of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55), Director, President, Chief Executive Officer (“CEO”)	Cash Management Fund: Director: September 2007 to Date; President: 1995 to Date; CEO: 2002 to Date High Income Fund Series:	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (56), Vice President (“VP”), Chief Compliance Officer	Cash Management Fund: 2004 to Date High Income Fund Series:	Managing Director, J. & W. Seligman & Co. Incorporated; VP and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Francis L. Mustaro (57), VP, Portfolio Manger	Cash Management Fund: April 2006 to Date High Income Fund Series:	Managing Director, J. & W. Seligman & Co. Incorporated; VP and Portfolio Manager of Seligman Core Fixed Income Fund, Inc.; VP, Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; VP and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; VP, Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio. Formerly, Managing Director and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.

Thomas G. Rose (50), VP	Cash Management Fund: 2000 to Date High Income Fund Series:	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior VP, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; VP of each of the investment companies of the Seligman Group of Funds, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (51), VP, Treasurer	Cash Management Fund: VP: 1992 to Date; Treasurer: 2000 to Date High Income Fund Series:	Senior VP and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; VP and Treasurer of each of the investment companies of the Seligman Group of Funds and Treasurer, Seligman Data Corp.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Paul B. Goucher (39), Secretary, Chief Legal Officer	Cash Management Fund: July 2008 to Date High Income Fund Series:	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Associate General Counsel and Assistant Corporate Secretary, J. & W. Seligman & Co. Incorporated; Assistant Secretary of each of the investment companies in the Seligman Group of Funds; and Assistant Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp.

*	Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series,

Seligman Municipal Fund Series, Inc., and Seligman Municipal Series Trust

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman of the Board (“Chairman”)	All Funds and Series: 1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and CEO of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and CEO of each of the investment companies of the Seligman Group of Funds.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Brian T. Zino (55), Director, President, Chief Executive Officer (“CEO”)	All Funds and Series: Director: 1993 to Date; President: 1995 to Date; CEO: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Eileen A. Comerford (49), VP, Co-Portfolio Manager	All Funds and Series: 2003 to Date	In addition to her position with the Series, she is a Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, and Seligman Select Municipal Fund, Inc.

Eleanor T. M. Hoagland (56), Vice President (“VP”), Chief Compliance Officer	All Funds and Series: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; VP and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Thomas G. Moles (65), VP, Co-Portfolio Manager	New Jersey Municipal Fund: 1988 to Date Pennsylvania Municipal Fund: 1986 to Date Municipal Fund Series: 1983 to Date Municipal Series Trust: 1988 to Date	In addition to his position with the Series, he is Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Select Municipal Fund, Inc. (a closed-end investment company); and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Thomas G. Rose (50), VP	All Funds and Series: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior VP, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; VP of each of the investment companies of the Seligman Group of Funds, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (51), VP, Treasurer	All Funds and Series: VP: 1992 to Date; Treasurer: 2000 to Date	Senior VP and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; VP and Treasurer of each of the investment companies of the Seligman Group of Funds and Treasurer, Seligman Data Corp.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Paul B. Goucher (39), Secretary, Chief Legal Officer	All Funds and Series: July 2008 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Associate General Counsel and Assistant Corporate Secretary, J. & W. Seligman & Co. Incorporated; Assistant Secretary of each of the investment companies in the Seligman Group of Funds; and Assistant Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp.

*	Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

Seligman Common Stock Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	1988 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	Director: 1993 to Date President: 1995 to Date CEO: 2002 to Date	Please see related section under Seligman Capital Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
John B. Cunningham (43), VP, Portfolio Manager	2004 to Date	Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager, Tri-Continental Corporation and Seligman Income and Growth Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio; and Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Formerly, Managing Director, Senior Portfolio Manager, Salomon Brothers Asset Management.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

Thomas G. Rose (50), VP	2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Lawrence P. Vogel (51), VP, Treasurer	VP: 1992 to Date Treasurer: 2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman Communications and Information Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	1988 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	Director: 1993 to Date President: 1995 to Date CEO: 2002 to Date	Please see related section under Seligman Capital Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Ajay Diwan (42), VP, Co-Portfolio Manager	2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and VP and Co-Portfolio Manager, Seligman Communications and Information Fund, Inc. Formerly, VP, Equity Research, Goldman Sachs.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

Thomas G. Rose (50), VP	2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Reema D. Shah (35), VP, Co-Portfolio Manager	2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and VP and Co-Portfolio Manager, Seligman Communications and Information Fund, Inc., Seligman New Technologies Fund, Inc., and Seligman New Technologies Fund II, Inc. Formerly, Senior Transaction Processing Analyst, CS First Boston.

Lawrence P. Vogel (51), VP, Treasurer	VP: 1992 to Date Treasurer: 2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul H. Wick (45), VP and Portfolio Manager	1990 to Date	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; VP, Seligman Portfolios, Inc. and Portfolio Manager of its Communications and Information Portfolio.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman Frontier Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	1988 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	Director: 1993 to Date President: 1995 to Date CEO: 2002 to Date	Please see related section under Seligman Capital Fund, Inc.

Michael J. Alpert (40), VP, Co-Portfolio Manager	Portfolio Manager: 2006 to Date Co-Portfolio Manager: 2004-2006	Managing Director, J. & W. Seligman & Co. Incorporated. He joined Seligman in August 1999 as a member of the Small Company Growth Team. He became Co-Portfolio Manager of the Fund in 2004, and Portfolio Manager of the Fund in 2006.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

Thomas G. Rose (50), VP	2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Lawrence P. Vogel (51), VP, Treasurer	VP: 1992 to Date Treasurer: 2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman Global Fund Series, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	1992 to Date	Please see related section under Seligman Capital Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian T. Zino (55), Director, President, CEO	Director: 1993 to Date President: 1995 to Date CEO: 2002 to Date	Please see related section under Seligman Capital Fund, Inc.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

Richard M. Parower (42), VP, Portfolio Manager	2002 to Date	Portfolio Manager of Global Technology Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; VP of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund; VP and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

Thomas G. Rose (50), VP	2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Lawrence P. Vogel (51), VP, Treasurer	VP: 1992 to Date Treasurer: 2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman Income and Growth Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	1988 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	Director: 1993 to Date President: 1995 to Date CEO: 2002 to Date	Please see related section under Seligman Capital Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
John B. Cunningham (43), VP, Portfolio Manager	2004 to Date	Please see related section under Seligman Common Stock Fund, Inc.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

J. Eric Misenheimer (45), VP, Co-Portfolio Manager	2005 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Senior VP, Director of Taxable High Yield Fixed Income Investing, Northern Trust Global Investments.

Francis L. Mustaro (57), VP, Co-Portfolio Manger	April 2006 to Date	Please see related section under Seligman Cash Management Fund, Inc.

Thomas G. Rose (50), VP	2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Lawrence P. Vogel (51), VP, Treasurer	VP: 1992 to Date Treasurer: 2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman Core Fixed Income Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	2001 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	Director and President: 2001 to Date CEO: 2002 to Date	Please see related section under Seligman Capital Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

J. Eric Misenheimer (45), VP, Portfolio Manager	2006 to Date	Please see related section under Seligman Income and Growth Fund, Inc.

Francis L. Mustaro (57), VP, Portfolio Manager	2006 to Date	Please see related section under Seligman Cash Management Fund, Inc.

Thomas G. Rose (50), VP	2001 to Date	Please see related section under Seligman Capital Fund, Inc.

Lawrence P. Vogel (51), VP, Treasurer	2001 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman LaSalle Real Estate Fund Series, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	2003 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	2003 to Date	Please see related section under Seligman Capital Fund, Inc.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

Thomas G. Rose (50), VP	2003 to Date	Please see related section under Seligman Capital Fund, Inc.

Lawrence P. Vogel (51), VP, Treasurer	2003 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman TargetHorizon ETF Portfolios, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	2005 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	2005 to Date	Please see related section under Seligman Capital Fund, Inc.

John B. Cunningham (43), VP	2005 to Date	Please see related section under Seligman Cash Management Fund, Inc.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2005 to Date	Please see related section under Seligman Common Stock Fund, Inc.

Charles W. Kadlec (60), VP	2005 to Date	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director and President, Seligman Advisors, Inc. and Seligman Services, Inc.; VP and Co-Portfolio Manager, Seligman Target Horizon ETF Portfolios, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester.

Thomas G. Rose (50), VP	2005 to Date	Please see related section under Seligman Capital Fund, Inc.

Lawrence P. Vogel (51), VP, Treasurer	2005 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	2005 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman Asset Allocation Series, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	2003 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	2003 to Date	Please see related section under Seligman Capital Fund, Inc.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

Charles W. Kadlec (60), VP, Portfolio Manager	1999 to Date	Please see related section under Seligman TargetHorizon ETF Portfolios, Inc.

Thomas G. Rose (50), VP	2003 to Date	Please see related section under Seligman Capital Fund, Inc.

Lawrence P. Vogel (51), VP, Treasurer	2003 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman Value Fund Series, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	1997 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	Director and President: 1997 to Date CEO: 2002 to Date	Please see related section under Seligman Capital Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Neil T. Eigen (64), VP, Co-Portfolio Manager	1997 to Date	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; VP Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Senior Managing Director, Chief Investment Officer, and Director of Equity Investing, Bear Stearns Asset Management.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

Thomas G. Rose (50), VP	2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Richard S. Rosen (49), VP, Co-Portfolio Manager	1997 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; VP Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Managing Director and Senior Portfolio Manager, Bear Stearns Asset Management.

Lawrence P. Vogel (51), VP, Treasurer	VP: 1997 to Date Treasurer: 2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

Seligman Portfolios, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William C. Morris (69), Director, Chairman	1988 to Date	Please see related section under Seligman Capital Fund, Inc.

Brian T. Zino (55), Director, President, CEO	Director: 1993 to Date President: 1995 to Date CEO: 2002 to Date	Please see related section under Seligman Capital Fund, Inc.

John B. Cunningham (43), VP, Portfolio Manager	2004 to Date	Please see related section under Seligman Common Stock Fund, Inc.

Ajay Diwan (42), VP, Co-Portfolio Manager	2006 to Date	Please see related section under Seligman Communications and Information Fund, Inc.

Neil T. Eigen (64), VP, Co-Portfolio Manager	1997 to Date	Please see related section under Seligman Value Fund Series, Inc.

Eleanor T. M. Hoagland (56), VP, Chief Compliance Officer	2004 to Date	Please see related section under Seligman Capital Fund, Inc.

Francis L. Mustaro (57), VP, Portfolio Manger	April 2006 to Date	Please see related section under Seligman Cash Management Fund, Inc.

Richard M. Parower (42), VP	2006 to Date	Please see related section under Seligman Global Fund Series, Inc.

Thomas G. Rose (50), VP	2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Richard S. Rosen (49), VP, Co-Portfolio Manager	1997 to Date	Please see related section under Seligman Value Fund Series, Inc.

Reema D. Shah (35), VP, Co-Portfolio Manager	2006 to Date	Please see related section under Seligman Communications and Information Fund, Inc.

Lawrence P. Vogel (51), VP, Treasurer	VP: 1992 to Date Treasurer: 2000 to Date	Please see related section under Seligman Capital Fund, Inc.

Name (Age) and Position With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Erik J. Voss (40), VP, Portfolio Manager	2006 to Date	Please see related section under Seligman Capital Fund, Inc.

Paul H. Wick (45), VP, Portfolio Manager	1994 to Date	Please see related section under Seligman Communications and Information Fund, Inc.

Paul B. Goucher (39), Secretary, Chief Legal Officer	July 2008 to Date	Please see related section under Seligman Capital Fund, Inc.

APPENDIX I

Director Compensation

Total Directors’ fees paid by each Fund to the Directors listed below for the Fund’s last fiscal year are shown below. No Director listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year.

Fund	Maureen Fonseca	John R. Galvin	John F. Maher	Frank A. McPherson	Betsy S. Michel	Leroy C. Richie	Robert L. Shafer	James N. Whitson
Seligman Capital Fund	860	1,895	1,925	1,908	1,926	1,979	1,965	1,895
Seligman Cash Management Fund	279	1,118	270	1,131	1,184	297	1,184	1,118
Seligman Common Stock Fund	587	1,265	1,284	1,278	1,332	1,338	1,332	1,265
Seligman Communications and Information Fund	4,887	13,007	13,238	13,021	13,074	13,253	13,074	13,007
Seligman Frontier Fund	216	808	650	821	848	851	848	808
Seligman Global Fund Series, Inc.	1,372	5,403	4,354	5,470	5,604	5,646	5,603	5,402
Seligman Growth Fund, Inc.	840	1,851	1,851	1,836	1,889	1,905	1,889	1,822
Seligman High Income Fund Series	1,026	2,177	2,210	2,204	2,311	2,318	2,311	2,177
Seligman Income and Growth Fund	421	832	844	845	899	898	899	832
Seligman Core Fixed Income Fund	188	652	525	666	693	693	693	652
Seligman LaSalle Real Estate Fund Series, Inc.	779	1,533	1,555	1,660	1,667	1,663	1,667	1,533
Seligman New Jersey Municipal Fund, Inc.	191	672	540	686	712	712	712	672
Seligman Pennsylvania Municipal Fund Series	180	616	495	629	656	655	656	616
Seligman Municipal Fund Series, Inc	2,628	9,555	7,665	9,729	10,077	10,090	10,077	9,555
Seligman Municipal Series Trust

I-1

Fund	Maureen Fonseca	John R. Galvin	John F. Maher	Frank A. McPherson	Betsy S. Michel	Leroy C. Richie	Robert L. Shafer	James N. Whitson
Seligman California High-Yield Municipal Series and Seligman California Quality Municipal Series (in total)	385	1,365	1,097	1,392	1,445	1,445	1,445	1,365
Seligman Florida Municipal Series	186	649	521	663	689	689	689	649
Seligman North Carolina Municipal Series	179	615	495	629	655	654	655	615
Seligman TargetHorizon ETF Portfolios, Inc.	961	5,508	2,672	5,575	5,708	5,706	5,709	5,508
Seligman Asset Allocation Series, Inc.	1,450	698	2,736	752	966	952	966	698
Seligman Value Fund Series, Inc.	891	2,141	2,168	1,834	1,942	2,276	1,942	2,141
Seligman Portfolios, Inc.	3,295	7,730	7,817	6,350	6,832	8,303	6,833	7,730
Total Compensation from Seligman Group of Funds Complex*	43,565	106,500	105,000	106,500	112,500	112,500	112,500	106,500

*	For the year ended December 31, 2007, there were twenty-three registered investment companies in the Seligman Group of Funds.

I-2

APPENDIX J

Beneficial Owners of Fund Shares in Excess of 5%

As of the Record Date, to the knowledge of management of the Funds, no person owned beneficially (or of record) more than 5% of the outstanding shares of any class of any Fund, except as set forth below:

Shares Beneficially Owned
Name of Fund	Name and Address of Beneficial Owner and Class of Shares Owned	Number	Percent

J-1

Seligman Group of Funds
Managed by J. & W. SELIGMAN & CO. INCORPORATED INVESTMENT MANAGERS AND ADVISORS ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

SELIGMAN GROUP OF FUNDS

Notice of Special Meeting of Stockholders and Proxy Statement

Time:	November XX, 2008
XX:XX A.M.

Place:	Offices of XXXXXXXXXX
XXXXXXXXXX
XXXXXXXXXX

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

[FORM OF PROXY CARD]*

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

TO SUBMIT A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	Seligman Group of Funds [Name of applicable Fund]	COMMON
	100 Park Avenue, New York,	STOCK
New York 10017

The undersigned stockholder of [Name of applicable Fund], each a [•] (the “Fund”), hereby revokes any previous proxies, acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the Special Meeting of Stockholders (the “Meeting”) of the Corporation, to be held at [•] A.M., local time, on November 3, 2008, at the offices of [•], and appoints WILLIAM C. MORRIS, PAUL B. GOUCHER and BRIAN T. ZINO (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting (and any adjournments or postponements thereof) and otherwise represent the undersigned at the Meeting (and any adjournments or postponements thereof) with all the powers possessed by the undersigned if personally present at the Meeting (and any adjournments or postponements thereof).

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast (i) FOR the approval of a new investment management services agreement, (Proposal 1), (ii) FOR the approval of the new subadvisory agreement (Proposal 2), (iii) FOR the approval of the new delegation agreement and (iv) FOR each of the nominees of the Board of Directors (Proposal 4). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any procedural matter related to Proposal 1, Proposal 2, Proposal 3 or Proposal 4 that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

*	This Form of Proxy Card lists all proposals that have been approved by the Boards. Stockholders are only being asked to vote on those proposals that affect their Funds and require their approval. The Proxy Card that each stockholder will receive will be tailored to indicate the Fund(s) in which that stockholder holds shares and will list only those proposals that such stockholder is being asked to approve.

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE [•] , 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 p.m. New York City time on [•], 2008.

This method may also be available by telephone through the Corporation’s proxy solicitor.

Visit the Internet website at

http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 p.m. New York City time on [•], 2008.

Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using a telephone or the Internet to cast your vote, please do not mail your proxy card.

COMPANY NUMBER		CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR the approval of the new investment management services agreement (Proposal 1), FOR the new subadvisory agreement (Proposal 2), FOR the new delegation agreement (Proposal 3) and FOR all nominees (Proposal 4), each as more fully described in the accompanying Proxy Statement.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

☐	To vote FOR all Proposals for the Fund, mark this box. No other vote is necessary.

Your Board Recommends
1. To approve a new Investment Management Services Agreement.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Your Board Recommends
2. To approve a new Subadvisory Agreement.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Your Board Recommends
3. To approve a new Delegation Agreement.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4. To elect 10 directors:

Your Board Recommends
	FOR	Withhold
NOMINEES: [•]
	All nominees	All nominees
	☐	☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

_______________________________________

5.	To vote and otherwise represent the undersigned on any procedural matter that may properly come before the Meeting with respect to Proposal 1, Proposal 2, Proposal 3 or Proposal 4.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:                     , 2008

Signature

Additional Signature (if held jointly)